UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06136
HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)
4301 Wilson Boulevard
Arlington, VA 22203
(Address of principal executive office — Zip code)
Danielle C. Sieverling
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
(Name and address of agent for service)
Copies to:
Bibb L. Strench
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW
Washington, D.C. 20004-2415
(Name and addresses of agent for service)
Registrant’s telephone number, including area code: (703) 907-6029
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008

4301 WILSON BOULEVARD
ARLINGTON VA 22203-1860

1-800-258-303
WWW.HOMESTEADFUNDS.COM

February 20, 2009

Dear Shareholder:

Your year-end statement was accompanied by a letter presenting our view of the primary factors leading up to the stock market’s steep decline. Additionally, we noted the resilience the U.S. economy and financial markets have historically displayed and reaffirmed our confidence that promising investment opportunities certainly lie ahead, although the various stages of this financial crisis will take some time longer to play out.

The enclosed annual report and this letter follow up on those observations, with the caveat that it is difficult to sum up a situation as it is still unfolding. Additional data on the breadth and depth of the financial crisis and the global response to it are being reported seemingly on the minute, and this news drives changes in the market at an incredibly fast pace.

The stock market, as represented by the Standard & Poor’s 500 Stock Index, moved higher in each of the five years preceding 2008 and posted double-digit advances in three of those five. In 2007, as we noted in our yearend report, the financial markets had begun to exhibit significantly more volatility and there were increasing signs that the pace of economic growth was slowing.

2008’s stock market loss of 37% was the worst calendar year total return since the 1930s. In 2008, the continued rapid decline in housing prices sparked a spreading liquidity crisis that resulted in the failure and forced mergers of numerous high-profile financial companies. In retrospect, many of these corporations were incapable of managing the increased balance sheet risks posed by some of their underlying investments. While the financial sector and the economy in general face strong headwinds, this period is unlike the Great Depression in that the government has committed huge sums of capital in order to restore order to the financial markets. Success will depend ultimately on whether these various stimulus programs effectively stabilize asset prices and increase demand for credit.

Historically, equity investors have overcorrected for past excesses. Fear and panic-selling eventually push stock valuations to levels attractive enough to win investors back. Stocks have rebounded sharply in the year following all five of the last bear markets. For this reason, we caution investors against selling in what could be the later stages of a bear market, even knowing there could be additional declines still to endure.

We realize that this vast and seemingly indiscriminate loss of wealth brings real pain to the real people whose funds we manage. And, as fellow shareholders, we feel these losses too. In fund communications, we continue to strive to be clear and candid in explaining portfolio management and results. We hope you will take some time to read the manager commentaries included in this annual report.

Sincerely,

Peter R. Morris
President

Item 1.  Reports to Stockholders
Daily Income Fund
Short-Term Government Securities Fund
Short-Term Bond Fund
Stock Index Fund
Value Fund
Growth Fund
Small-Company Stock Fund
International Value Fund

 DECEMBER 31,
2008

annual report

Table of Contents

PERFORMANCE EVALUATION
Daily Income Fund	2
Short-Term Government Securities Fund and Short-Term Bond Fund	4
Stock Index Fund	8
Value Fund	10
Growth Fund	12
Small-Company Stock Fund	14
International Value Fund	16
EXPENSE EXAMPLE	18
REGULATORY AND SHAREHOLDER MATTERS	20
PORTFOLIO OF INVESTMENTS
Daily Income Fund	29
Short-Term Government Securities Fund	31
Short-Term Bond Fund	35
Stock Index Fund	44
Value Fund	45
Growth Fund	46
Small-Company Stock Fund	48
International Value Fund	49
STATEMENTS OF ASSETS AND LIABILITIES	50
STATEMENTS OF OPERATIONS	52
STATEMENTS OF CHANGES IN NET ASSETS	54
FINANCIAL HIGHLIGHTS
Daily Income Fund	56
Short-Term Government Securities Fund	57
Short-Term Bond Fund	58
Stock Index Fund	59
Value Fund	60
Growth Fund	61
Small-Company Stock Fund	62
International Value Fund	63
NOTES TO FINANCIAL STATEMENTS	64
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	68
DIRECTORS AND OFFICERS	69
APPENDIX A—S&P 500 INDEX MASTER PORTFOLIO	71
PRIVACY POLICY	89

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager for each fund as of December 31, 2008, and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

PERFORMANCE EVALUATION

Daily Income Fund

INVESTMENT CLIMATE
In the second half of 2008, we saw a worsening of some of the same pressures we discussed in our prior report. Specifically, the global economy continued to slow, corporate profit forecasts remained weak and the credit markets were extremely tight for businesses and consumers. In December, the National Bureau of Economic Research declared that the U.S. economy was in fact in a recession and the period of weakness officially began in December 2007.

Financial companies were hardest hit this year, as losses related to holdings of sub-prime mortgages mounted, triggering fears of insolvency. The liquidity crisis escalated as the year went on and was marked by acquisitions (starting with Bear Stearns in March), bank failures (Indymac in July), the government take-over of Fannie Mae and Freddie Mac and the collapse of Lehman Brothers (both in September).

Worldwide, governments took unprecedented steps to provide stimulus and stabilize the economy and financial markets. In the U.S., the Federal Reserve (“the Fed”) kept insurance giant AIG out of bankruptcy with a loan. The Emergency Economic Stabilization Act earmarked $700 billion in funding for the Troubled Asset Relief Program. The Fed took aggressive steps to drive interest rates lower and thaw the solidly frozen credit markets. Among them, in its last meeting of 2008, the Fed’s policy-making committee set its target for the federal funds rate at a range between 0.00% and 0.25%. This is effectively as low as the Fed can go.

FUND PERFORMANCE
The Daily Income Fund’s total return for the 12-month period was 2.14%. The Fund’s annualized seven-day effective yield as of December 31, 2008, was 0.77%.

This year, credit ratings for financial companies came under pressure as firms struggled to clean up their balance sheets and raise capital. The increased risk of credit downgrades combined with news in September that a money market fund “broke the buck” effectively froze the market for the types of securities your Fund and other money market funds invest in and forced relief actions by the Treasury and the Fed.

We redoubled our efforts to keep the portfolio diversified and carefully considered each investment in the financials sector with a goal of limiting the Fund’s exposure to an unexpected downgrade. In addition, your Board of Directors approved the Fund’s participation in the Treasury Department’s Temporary Guarantee Program through the next scheduled expiration date of April 30, 2009. This program protects shareholders with balances as of September 19, 2008, in the event the fund cannot maintain a $1.00 net asset value and must liquidate. If the number of shares an investor holds fluctuates, the investor will be covered for either the number of shares held as of the close of business on September 19 or the current amount on the date payment is triggered, whichever is less. Shares acquired after September 19 are not covered. For more information about the Program’s scope, limitations and cost refer to the Fund’s most recent prospectus.

OUTLOOK
We continue to face a very challenging environment as we seek to deploy fund assets in ways that are consistent with the Fund’s objectives for principal stability and income. Given the extreme demand for money market securities and the Fed’s actions to keep rates at low levels, short-term yields have fallen precipitously and the Fund’s yield has followed suit.

Normally, the credit markets would allow us to offer shareholders a somewhat more attractive yield, even with our focus on maintaining principal stability. That was not the case in 2008. However, once the credit crisis abates, we expect to see yields on money market securities return to more typical levels.

2	Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/08

Daily Income Fund	2.14%	2.84%	2.99%

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

YIELD

Annualized 7-day effective yield quoted 12/31/08		0.77%

SECURITY DIVERSIFICATION	on 12/31/07	on 12/31/08

(% of total investments)

Commercial paper	67.5%	83.7%
U.S. Government obligations	8.2%	4.1%
Certificates of deposit	0.0%	2.3%
Corporate bonds	15.0%	0.0%
Cash equivalents	9.3%	9.9%

Total	100.0%	100.0%

MATURITY	on 12/31/07	on 12/31/08

Average Weighted Maturity	43 days	23 days

Performance Evaluation	3

PERFORMANCE EVALUATION
Short-Term Government Securities Fund and
Short-Term Bond Fund

MARKET CONDITIONS
The credit crisis reached maximum intensity late in the year as the September failure of two government-sponsored enterprises, the bankruptcy of a major investment bank and the near collapse of the world’s largest insurer, coupled with continued worries about the health of the banking system and the domestic automakers led to a renewed investor panic. The safest investment, U.S. Treasuries, rallied strongly to new low yields while most other sectors of the bond market were abandoned. Yields on many other sectors of the bond market soared to new all-time highs, as investors were eager to avoid any element of credit risk.

The stock market reacted in a similar fashion, with the Standard & Poor’s 500 Stock Index plunging almost 50% from its year-end 2007 close to its 2008 low in November. Even commodities, as measured by the Reuters/Jeffries CRB Index, which had rallied sharply up 32% in price by mid-year collapsed by more than 50% in the second half to end the year down by more than one third. Outside of government-guaranteed paper and other bonds with extremely low perceived credit risk, literally nothing was spared the ravages of the credit crunch.

While U.S. Treasury yields were modestly lower at mid-year than they were at year-end 2007, they absolutely collapsed in the second half as the economy deteriorated, expectations of a Federal Reserve (“the Fed”) rate cut rose sharply, commodity prices plunged and the financial crisis seemed to reach Herculean proportions not just in the U.S. but globally. September brought de facto-nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers and the near-collapse and hasty government rescue of AIG. This drove investor fears to unprecedented levels, resulting in the ultimate flight to quality. Yields on U.S. Treasury issuance plunged and most other bond yields soared. Shortly after the failure of Lehman Brothers, both Goldman Sachs and Morgan Stanley became bank holding companies and Merrill Lynch was bought by Bank of America, marking the end of the independent investment bank.

As the crisis broadened and markets around the globe melted down in concert, the domestic authorities—the Fed and U.S. Treasury Department—responded with a myriad of programs to deal with the issues of the day. These included commercial paper funding facilities for issuers of corporate and asset-backed debt, a Temporary Guarantee Program for money market funds, the Troubled Asset Relief Program (“TARP”), expanded FDIC coverage on bank deposits and liquidity assistance for banks and direct purchases of Federal agency debt and mortgage-backed securities. The goals of these and other programs are to insure the solvency and stability of the banks, to increase liquidity and credit flows for promotion of economic growth and to instill renewed confidence in the entire financial system.

Many economists had predicted a recession for 2008. In December, the National Bureau of Economic Research made it official and reported that the recession started a year ago, in December 2007. With or without that announcement, it was certainly clear by the second half of 2008 that the economy was deteriorating rapidly. Weakness was prevalent in most of the year-end indicators: The economy lost 2.59 million jobs; the unemployment rate soared to 7.2% from 5.0% in December 2007; industrial production fell 7.8%; retail sales declined 0.1%, the first ever decrease on record; consumer confidence plunged to 38.0 from 90.6 one year earlier, with job prospects and the weak housing market weighing most heavily on shoppers’ minds. One bright spot was the decline in energy costs, with crude oil prices closing below $45 per barrel from nearly $96 one year earlier. Lower energy costs kept inflation in check. The Consumer Price Index rose just 0.1%, the smallest gain since 1954 and markedly below 2007’s 4.1% increase.

4	Performance Evaluation

The continuing credit squeeze and stock market meltdown drove the Fed’s policy making committee, in its last meeting of 2008, to slash the federal funds rate to a range of 0.00% to 0.25% from 2.00% at mid-year. In addition, the Fed embarked on a course of “quantitative easing,” which involves the purchase of Federal agency debt and agency-backed mortgages. The government’s buying spree is intended to put downward pressure on longer term rates, following on the committee’s steps to effectively take short rates to zero. The Fed’s balance sheet has more than doubled over the past year and will continue to expand until the economy and financial markets no longer need the excess stimulus.

While credit spreads ballooned for most of the capital markets during 2008, U.S. Treasury yields reached new secular lows. The two-year U.S. Treasury note fell 228 basis points to 0.77% from 3.05% and the five-year U.S. Treasury note fell 189 basis points to 1.55% from 3.44%.

FUND PERFORMANCE
The Short-Term Government Securities Fund returned 5.16% for 2008, compared to its benchmark index’s return of 8.73%. Our relative underperformance was a result of having insufficient exposure to U.S. Treasuries (top performers in 2008), moderate exposure to short-floating rate instruments (hurt by the continued declines in short rates) and the modest underperformance of the portfolio’s government-guaranteed holdings.

The Short-Term Bond Fund returned -3.52%, compared to its benchmark index’s return of 4.65% This Fund’s underperformance was a result of widening credit spreads, initially felt in the finance and housing-related segments of the bond market but eventually encompassing most sectors where the Fund has exposure. Credit spread is the difference in yield between Treasury securities (which pose no credit risk) and the yield on other comparable maturity debt securities (which pose various degrees of credit risk).

Holdings of Yankee bonds (American issued debt of foreign entities), municipals and Treasuries had strong relative performance. Large exposure to corporate bonds, asset-backed securities and mortgages proved to be a performance drag.

OUTLOOK
The economy is clearly in a severe contraction. What started as a problem with sub-prime mortgages has developed into a worldwide credit crisis. The crisis spread to most asset classes — bonds, stocks, commodities, etc. — on just about everybody’s balance sheet.

Both the Fed and Treasury have responded with traditional solutions (rate cuts) and non-traditional solutions (direct purchases of mortgages, deploying TARP funds, various liquidity facilities). While one can argue whether these programs have been successful so far, one hesitates to imagine the state of the economy and markets without this level of intervention. It is clear that the Fed and Treasury will do whatever is needed to restore liquidity and get the economy back on track.

While U.S. Treasury yields reached new secular lows in 2008, other yields have followed Treasuries’ path only begrudgingly. The Fed and Treasury have taken steps so far to lower short-term rates, have lowered mortgage rates and are about to take steps to reign in rates on asset-backed debt in an attempt to restart the market for loan securitization. While corporate yield spreads have narrowed significantly from peak levels, they have more room to go. Direct purchases of corporate bonds by the U.S. Government (via the Fed) cannot be ruled out. While there could be some upward pressure on Treasury yields as the deficits balloon and issuance swells, the Fed’s promise to keep short-term rates exceptionally low for some time and its desire to get and keep long-term rates down argue for an extended period of low rates. This should benefit other sectors of the bond market, where we are already beginning to see signs that investors are again willing to take some degree of risk.

Performance Evaluation	5

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/08

Short-Term Government Securities Fund	5.16%	3.42%	3.91%
Merrill Lynch 1-4.99 Year U.S. Treasury Index	8.73%	4.63%	5.17%

YIELD

Annualized 30-day SEC yield quoted 12/31/08			1.87%

SECURITY DIVERSIFICATION		on 12/31/07	on 12/31/08

(% of total investments)

Government-guaranteed agencies		19.0%	47.8%
Mortgage-backed securities		21.6%	16.0%
U.S. Treasuries		41.4%	10.1%
Corporate bonds		0.0%	8.5%
Municipal bonds		2.9%	8.2%
Asset-backed securities		10.4%	6.4%
Commercial paper		0.0%	1.8%
Cash equivalents		4.7%	1.2%

Total		100.0%	100.0%

MATURITY		on 12/31/07	on 12/31/08

Average Weighted Maturity		2.99 years	2.94 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year U.S. Treasury Index made on December 31, 1998.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

6	Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/08

Short-Term Bond Fund	−3.52%	1.84%	3.43%
Merrill Lynch 1-4.99 Year Corp./Gov. Index	4.65%	3.85%	5.02%

YIELD

Annualized 30-day SEC yield quoted 12/31/08			6.59%

SECURITY DIVERSIFICATION		on 12/31/07	on 12/31/08

(% of total investments)

Corporate bonds		41.6%	45.3%
Asset-backed securities		18.9%	24.6%
Mortgage-backed securities		24.5%	20.8%
U.S. Government obligations		11.5%	4.5%
Municipal bonds		1.1%	3.0%
Commercial paper		0.4%	0.0%
Cash equivalents		2.0%	1.8%

Total		100.0%	100.0%

MATURITY		on 12/31/07	on 12/31/08

Average Weighted Maturity		2.94 years	2.93 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year Corp./Gov Index made on December 31, 1998.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	7

PERFORMANCE EVALUATION

Stock Index Fund

INDEX AND FUND PERFORMANCE
This Fund seeks to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s 500 Stock Index. The index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. For the 12-month period ended December 31, 2008, the Fund declined 37.41%, while the index declined 37.00%.

MARKET CONDITIONS
Domestic equity markets, as represented by the index, suffered one of the largest yearly declines on record during the reporting period. In the aftermath of the subprime mortgage crisis, credit conditions deteriorated, ultimately resulting in a liquidity crisis that claimed a number of high-profile commercial and investment banks. Further weighing on markets, slumping housing prices sapped consumer spending strength, and the unemployment rate reached its highest level in more than a decade. Economic weakness spread to other countries, leading to concerns of a global recession. The combination of the worsening credit crisis and a weakening economy drove equity markets down, particularly in October, when the market experienced its worst single month of performance in 21 years.

In an effort to relieve pressure and stimulate economic activity, the Federal Reserve (“the Fed”) cut the overnight interest rate target, the federal funds rate, a total of seven times during the reporting period, bringing the rate from 4.25% to a historically low 0.00% to 0.25% range. The government also worked to stabilize economic conditions by passing the Emergency Economic Stabilization Act, which authorized the use of $700 billion to purchase distressed assets and make injections of capital into banks. Despite these efforts, economic and credit conditions continued to weaken through the end of the year. As investors’ concerns apparently persisted, equity markets moved lower and volatility levels remained high.

Within the index, every major sector delivered negative performance results for the reporting period. The financial sector experienced the steepest sector decline, reflecting the effects that the credit crisis had on financial institutions. Information technology, the largest sector representation at more than 15% of the index as of the end of the period, declined as businesses largely curtailed their spending levels on software and semiconductors. The energy sector also declined as oil prices reached a high of more than $130 per barrel before sinking to less than $40 per barrel during the course of the reporting period. The slowing economy also meant shrinking demand for companies in the industrials sector, which dragged down performance for the sector. The consumer staples group, which consists of companies that tend to fare relatively well in a slowing economic environment, delivered the most modest decline among all sectors.

Among the Fund’s ten largest holdings as of December 31, 2008, performance was mostly negative for the reporting period. Discount retailer Wal-Mart Stores was the only holding among the top ten to deliver positive results for the reporting period. On the negative side, technology and services conglomerate General Electric logged the steepest decline, followed by technology company Microsoft. Telecommunications company AT&T and financial company JPMorgan Chase also experienced notable declines.

8	Performance Evaluation

Stock Index Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(10/99)

periods ended 12/31/08

Stock Index Fund	–37.41%	–2.81%	–3.22%
Standard & Poor’s 500 Stock Index	–37.00%	–2.19%	–2.56%

	% of Total		% of Total
	Net Assets		Net Assets
INDUSTRY DIVERSIFICATION	at 12/31/08*		at 12/31/08*

Consumer non-cyclical	24.9%	Communications	10.4%
Energy	13.0%	Consumer cyclical	7.9%
Financials	12.7%	Utilities	4.0%
Industrial	10.9%	Basic materials	2.4%
Technology	10.5%	Short-term and other assets	3.3%

Total			100.0%

	% of Total		% of Total
	Net Assets		Net Assets
TOP TEN HOLDINGS	at 12/31/08*		at 12/31/08*

Exxon Mobil Corp.	5.0%	Chevron Corp.	1.9%
Proctor & Gamble Co. (The)	2.3%	Microsoft Corp.	1.8%
General Electric Co.	2.1%	Wal-Mart Stores Inc.	1.5%
AT&T, Inc.	2.1%	Pfizer Inc.	1.5%
Johnson & Johnson	2.0%	JPMorgan Chase & Co.	1.5%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made at the Fund’s inception on October 28, 1999.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

 * Holdings information is for the S&P 500 Index Master Portfolio, managed by Barclays Global Fund Advisors, the portfolio in which the Stock Index Fund invests all of its assets. Please refer to Appendix A for the complete annual report of the S&P 500 Index Master Portfolio.

Performance Evaluation	9

PERFORMANCE EVALUATION

Value Fund

MARKET CONDITIONS
The major stock market indices finished 2008 down in the range of 32% to 40%.

The steep decline was in response to the continued unraveling of the housing market, the implosion in associated mortgage-related securities and the reversal of extreme liquidity to almost complete absence of liquidity in all markets, most notably the overnight cash market. The Federal Reserve (“the Fed”) engineered the acquisition of several investment banks, approved the application for investment banks to become commercial banks, nationalized Fannie Mae and Freddie Mac and provided an $85 billion loan to AIG to keep the company solvent. The Federal Deposit Insurance Corporation engineered the takeover of weak banks/thrifts. The Treasury via Congress obtained $700 billion to tend to the difficulties and begin the process of easing liquidity strains and getting the economy back on a growth track. This backdrop of imploding capital markets has led to a severe economic recession and resulted in a period of extraordinary stress in the equity markets.

FUND PERFORMANCE
The Value Fund decreased 36.43% for 2008 and its benchmark index, the unmanaged Standard & Poor’s 500 Stock Index, decreased 37.00%. Stock performance was almost universally bleak and it is difficult to find a sector or stock that performed well on an absolute basis.

On a relative basis, the Fund had a greater percentage of assets invested in health care and pharmaceutical companies, which was positive for performance as this sector was not as hard hit as stocks in general. Stock selection within this category was also a factor. The Fund’s health care holdings performed better than the health care sector of the index. Also, the Fund’s investments in the financial sector fared better than the financials component of the index, as a result of the Fund’s not having any direct exposure to the major financial firms whose equity was wiped out.

Throughout the first half of the year we reduced our ownership in some of the energy holdings when oil prices were higher. This contributed positively to the yearly results. In the consumer staples sector, regrettably, we saw significant price declines in Dillard’s and Office Depot due to unsuccessful business strategies coupled with a declining retail environment. We cut back our exposure to Dillard’s and eliminated our position in Office Depot.

No new positions were initiated in 2008, but we increased our exposure to a number of established positions in technology and health care. On the sell-side, in addition to Office Depot, mentioned above, we eliminated some of the positions we had established in finance and insurance companies, including Citigroup, CIT Group and Genworth Financial. We also said good-bye to our long-term position in Wendy’s International as it was purchased by Trian Partners in the fall.

IKON Office Solutions was acquired by Ricoh for a premium in September.

OUTLOOK
As the new year commences, we find ourselves facing financial institution stress, a severe economic recession and political changes. It is worth noting that our country has successfully weathered these situations before. Some of the problems will be solved by themselves as consumers adjust to the new economic conditions. The government began to address the problems in 2007 with the Fed’s steps to lower interest rates. New measures are being discussed to aid the weak housing market, unfreeze the credit markets and pass an economic stimulus bill approaching $1.0 trillion. These measures should help stabilize the economy and set the stage for an eventual economic expansion.

The environment for business remains difficult. We continue to search for investment opportunities in this period of crisis that will reward shareholders over the long-term.

10	Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/08

Value Fund	−36.43%	−0.32%	2.13%
Standard & Poor’s 500 Stock Index	−37.00%	−2.19%	−1.38%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/08		at 12/31/08

Health care	25.3%	Materials	6.5%
Information technology	16.7%	Consumer staples	4.2%
Industrials	15.7%	Utilities	3.4%
Financials	13.1%	Consumer discretionary	2.6%
Energy	10.3%	Cash equivalents	2.2%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/08		at 12/31/08

Abbott Laboratories	5.0%	Intel Corporation	3.4%
Pfizer Inc.	4.6%	JPMorgan Chase & Co.	3.3%
Bristol-Myers Squibb Co.	4.6%	Parker-Hannifin Corp.	3.2%
Chevron Corp.	3.5%	GlaxoSmithKline plc ADR	3.1%
Schering-Plough Corp.	3.4%	Dell Inc.	3.1%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 1998.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	11

PERFORMANCE EVALUATION

Growth Fund

WELCOME SHAREHOLDERS
Following a shareholder vote to approve recommendations made by your Fund’s Board of Directors, this Fund was transformed from the passively managed Nasdaq-100 Index Tracking StockSM Fund to the actively managed Growth Fund. The effective date of the change was December 5, 2008.

The Growth Fund seeks long-term capital appreciation through investment in common stocks of large companies. One intended effect of this change was to create a portfolio that was more diversified by industry. You’ll remember that the Nasdaq-100 Index has historically been heavily concentrated in information technology stocks. At year-end 2007, this position represented fully 65% of the Fund’s portfolio. As you can see from the table on the next page, the Growth Fund’s assets are more broadly distributed by industry.

The Fund’s one-year total return of -40.93% reflects the performance of the prior passively managed approach until December 5, when assets were moved to the Fund’s new sub-advisor, T. Rowe Price Associates. In future reporting periods, T. Rowe Price will be able to provide a more detailed discussion of Fund allocations and performance attribution.

MARKET ENVIRONMENT
2008 was one of the worst years ever for the U.S. equity market as the major stock indices suffered their worst calendar-year performance in more than 70 years. The driving forces behind the steep decline in stocks included a year-long recession—characterized by increasingly sharp job losses and a significant slowdown in consumer spending—and a persistent credit crisis, which led to the failure of several major financial institutions and the bailout or buy-out of many others. The federal government provided credit facilities and direct cash infusions to prevent a systemic collapse in the financial sector, while the Federal Reserve lowered short-term interest rates aggressively, cutting its rate target to a historically low range of 0.00% to 0.25% in an unprecedented move to shore up the flagging economy.

Despite these extraordinary actions, investors remained pessimistic about the near-term chance of a recovery, sending the broad stock indices down by more than 35% for the year. Small-cap stocks held up better than their large- and mid-cap counterparts, while value shares outperformed growth issues across the board.

OUTLOOK
While many hope that the worst of the market volatility has run its course, we expect the investment landscape to remain challenging as we move through 2009. Our objective is to identify high-quality large-cap growth companies with strong fundamentals and attractive valuations, with the goal of achieving real double-digit earnings growth over the long term. In today’s climate of tempered growth prospects, that means seeking out companies that have sustainable and viable business practices. We believe that market fears and indiscriminate selling due to forced liquidations can lead to price dislocations, presenting significant buying opportunities in companies with compelling valuations and fundamentals.

12	Performance Evaluation

Growth Fund

Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(01/01)

periods ended 12/31/08

Growth Fund*	−40.93%	−4.43%	−10.93%
Russell 1000 Growth Index	−38.44%	−3.42%	−6.46%
Standard & Poor’s 500 Stock Index	−37.00%	−2.19%	−3.13%
Nasdaq 100 Stock Index	−41.57%	−3.35%	−9.06%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/08		at 12/31/08

Information technology	31.5%	Energy	5.1%
Health care	22.7%	Materials	2.7%
Consumer discretionary	12.0%	Consumer staples	2.7%
Industrials	7.1%	Utilities	1.5%
Telecommunication services	6.8%	Cash equivalents	1.1%
Financials	6.8%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/08		at 12/31/08

Gilead Sciences Inc.	4.8%	Apple Inc.	3.6%
Danaher Corp.	4.3%	Qualcomm Inc.	3.5%
Amazon.com Inc.	4.3%	Genentech Inc.	3.2%
American Tower Corp. (Class A)	3.9%	Accenture Ltd. (Class A)	3.1%
Cisco Systems, Inc.	3.6%	Google Inc. (Class A)	3.0%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and its benchmark indices made at the Fund’s inception on January 22, 2001. The Nasdaq-100 Index was the benchmark for the Fund before the Fund revised its investment objective. Effective December 5, 2008, the Fund’s benchmarks are the Russell 1000 Growth Index and the Standard & Poor’s 500 Stock Index.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

 * Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Index. On November 18, 2008, shareholders approved a change to the Fund’s investment objective and this change became effective on December 5, 2008.

Performance Evaluation	13

PERFORMANCE EVALUATION

Small-Company Stock Fund

MARKET CONDITIONS
During 2008, the small-capitalization stock market indices including the Standard & Poor’s 600 Small-Cap and the Russell 2000 declined in the range of 31% to 34%, a slightly better showing than larger capitalization stock market indices such as the Standard & Poor’s 500 Stock Index and the Nasdaq Composite Index and in line with results for the Dow Jones Industrials Average. Small-capitalization stocks held up better in the first half of 2008, but as the financial problems increased and the economy faltered, they declined more than large-capitalization stocks in the latter part of the year. Still, it was a commendable year for small-capitalization stocks compared to large-capitalization stocks.

FUND PERFORMANCE
Your Fund decreased 34.33% in 2008 while its benchmark index the Russell 2000 decreased 33.79%.

Equity market performance was almost universally bleak. The Fund’s total return lagged that of its benchmark index by about half of a percentage point. This was the result of weaker than index returns in the industrial, consumer discretionary and financial sectors. Here, Manitowoc, O’Charley’s and Citizens Republic Bancorp were among the worst performers. As the economy deteriorated and where we saw unsuccessful business strategies we eliminated or reduced our positions.

On the positive side, the Fund’s results in the materials, energy and consumer staples sectors provided better than index results. In materials, stock price declines for Pactiv and Westlake Chemical were far less than for the materials sector overall and for the full index. Smaller declines for Helmerich & Payne and Cimarex Energy led to better than index results in the energy sector. In consumer staples, Alberto Culver, United Natural Foods and J.M. Smucker all had better results than the index.

In the first half of the year we initiated positions in Brinker International, parent company of the Chili’s restaurant chain, and United Natural Foods, a distributor of natural and specialty foods. Late in 2008, we initiated positions in Nordstrom, a retail department store focused on apparel, shoes and accessories; Rofin-Sinar Technologies, a manufacturer of industrial lasers; and STERIS Corporation a maker of sterilization products and systems.

We eliminated positions in Dillard’s, Citizens Republic Bancorp and Vishay Intertechnology due to what we viewed as faltering business strategies and/or deteriorating industry conditions. IKON Office Solutions was acquired by Ricoh in September for a premium valuation.

OUTLOOK
The global economy is grinding through a severe recession, while the financial and banking industry continues to struggle to free itself from the consequences of ill-conceived mortgage financing products and other poorly thought out or overly aggressive tactics. It is difficult to determine when the present situation will stabilize and we will be able to begin the process of expansion.

An economic recession and the coincident decline in equity prices have made the past year a difficult experience. However, such an environment usually results in investors discarding the merits of some companies’ competitive positions and financial capability, providing more attractive investment opportunities than at the height of an economic expansion. Also, difficult economic conditions traditionally beget change and create opportunity for the more nimble companies. That dynamic can bode well for the Fund’s investment universe of small-cap companies but any resurgence would not be evident until the economy stabilizes and begins to expand again.

We understand it has been a tough period and we appreciate your continued trust and investment.

14	Performance Evaluation

Small-Company Stock Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/08

Small-Company Stock Fund	−34.33%	−0.75%	4.91%
Russell 2000 Index	−33.79%	−0.93%	3.02%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/08		at 12/31/08

Industrials	27.5%	Information technology	6.1%
Financials	17.4%	Energy	4.7%
Consumer discretionary	16.5%	Utilities	1.9%
Consumer staples	10.4%	Health care	1.2%
Materials	7.9%	Cash equivalents	6.4%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/08		at 12/31/08

Brinker International, Inc.	5.7%	Westlake Chemical Corp.	4.0%
Valley National Bancorp	4.5%	J.M. Smucker Co. (The)	3.9%
Manitowoc Co., Inc.	4.3%	Applied Industrial Technologies, Inc.	3.9%
Alberto-Culver Co. (Class A)	4.1%	Pactiv Corp.	3.9%
Belden, Inc.	4.0%	Carlisle Companies, Inc.	3.7%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made on December 31, 1998.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	15

PERFORMANCE EVALUATION

International Value Fund

MARKET CONDITIONS
Selling pressure on equities continued in the fourth quarter of 2008 resulting in one of the worst years for equities since the 1930s. Economies globally deteriorated rapidly and credit markets remained locked in spite of unprecedented efforts by central banks around the world to reliquify the financial system. It became painfully clear that the financial crisis was having a profound negative effect on the real global economy, with few, if any, countries left unscathed.

The year was marked by significant volatility in many asset classes. Government bond yields plunged as investors sought safety and inflation expectations plummeted. The Japanese yen strengthened by 15% versus the dollar and the British pound fell by 20%. Equities also fell significantly in the last quarter, only to stage an impressive year-end rally. Nevertheless, international equities lost nearly 20% for the second quarter running.

FUND PERFORMANCE
While there were few places for equity investors to hide, the Fund’s more defensive positioning compared to the benchmark index resulted in relative outperformance. Overall, the Fund declined 35.43% compared to a loss of 43.38% for MSCI EAFE.

The Fund’s better relative result is primarily attributed to avoidance of investments that had outperformed in the last several years without, we believe, proper recognition of risk. These investments included, for example, many energy, materials, financial services and emerging markets equities. Additionally, the Fund typically focused on higher quality, overlooked equities that we believed were more attractive on a risk-adjusted basis. The Fund, nevertheless, also had its share of underperforming equities, in companies that were economically sensitive, despite being well managed and financially robust.

OUTLOOK
The Fund remains conservatively positioned with holdings in companies that typically offer low relative earnings volatility, secure dividends, strong balance sheets and favorable competitive attributes. We expect this strategy to continue yielding good relative results in 2009 but we are also planning to make changes for the future, looking over the horizon and broadening out the Fund’s portfolio to include new investment opportunities.

The period of uncertainty that we are now experiencing is no doubt providing an excellent buying opportunity, with patience. Forced selling by hedge funds and other entities has reduced investors’ appetite for risk and created fear that has driven the price of many equities well below what we believe to be their true intrinsic value. We therefore are now identifying and establishing new positions in overlooked and underappreciated companies that are expected to be beneficiaries of an eventual economic recovery. The timing of this recovery, however, remains elusive, so these new positions are being established at a measured pace, being highly sensitive to price and on-going news flow.

We believe that efforts by governments and central banks globally to reignite economic growth will eventually succeed; however the pace of recovery is likely to be much more subdued than in prior recessions. The debt overhang at the consumer, the corporate, and ultimately, the government level will cap the pace of growth for several years. Higher inflation and higher taxes may result from the aggressive stimulus programs which will create yet a new set of risks and uncertainties for economies and financial markets. Nevertheless, despite these challenges, we believe our focus on fundamental value, judicious evaluation of risk and a very patient approach to investing will continue to be successful in this highly volatile and uncertain environment.

16	Performance Evaluation

International Value Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(01/01)

periods ended 12/31/08

International Value Fund*	—35.43%	3.45%	0.35%
MSCI® EAFE® Index	—43.38%	1.66%	0.24%

	% of Total		% of Total
	Investment		Investment
COUNTRY DIVERSIFICATION	at 12/31/08		at 12/31/08

Japan	21.8%	Norway	2.8%
Britain	16.2%	Taiwan	2.4%
Switzerland	12.3%	Republic of South Korea	1.9%
France	9.5%	Sweden	1.7%
Spain	6.8%	Brazil	1.4%
Germany	6.0%	Netherlands	1.0%
Italy	5.7%	Cash equivalents	7.3%
Singapore	3.2%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/08		at 12/31/08

Telefonica SA	4.1%	Sumitomo Trust & Banking Co.	2.8%
Daito Trust Construction Co., Ltd.	3.5%	Unilever PLC	2.8%
Nestle SA REG	3.3%	Vodafone Group PLC	2.6%
Novartis AG REG	3.2%	Eni SpA	2.5%
Vivendi SA	3.2%	Taiwan Semiconductor SP ADR	2.5%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made at the Fund’s inception on January 22, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

 * The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management, L.P.’s role as subadvisor began June 12, 2006.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2008 and held through December 31, 2008.

ACTUAL EXPENSES
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund, Short-Term Government Securities Fund, and Short-Term Bond Fund), if you redeem your shares less than 30 calendar days after you purchase them.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $13.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days, or the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	Expense Example

	Beginning Account	Ending Account
	Value	Value	Expenses Paid	Annualized
	7/1/2008	12/31/2008	During the Period[a]	Expense Ratio

DAILY INCOME FUND
Actual Return	$1,000.00	$1,004.51	$3.41	0.68%
Hypothetical (5% return before expenses)	1,000.00	1,021.80	3.43	0.68%

SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	1,000.00	1,034.38	3.85	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,021.39	3.83	0.75%

SHORT-TERM BOND FUND
Actual Return	1,000.00	961.05	3.93	0.80%
Hypothetical (5% return before expenses)	1,000.00	1,021.18	4.04	0.80%

STOCK INDEX FUND[b]
Actual Return	1,000.00	719.90	3.07	0.70%
Hypothetical (5% return before expenses)	1,000.00	1,021.69	3.53	0.70%

GROWTH FUND
Actual Return	1,000.00	686.43	3.35	0.78%
Hypothetical (5% return before expenses)	1,000.00	1,021.29	3.93	0.78%

VALUE FUND
Actual Return	1,000.00	741.85	3.19	0.72%
Hypothetical (5% return before expenses)	1,000.00	1,021.59	3.63	0.72%

SMALL-COMPANY STOCK FUND
Actual Return	1,000.00	733.16	5.82	1.31%
Hypothetical (5% return before expenses)	1,000.00	1,018.54	6.65	1.31%

INTERNATIONAL VALUE FUND
Actual Return	1,000.00	747.17	4.44	0.99%
Hypothetical (5% return before expenses)	1,000.00	1,020.17	5.04	0.99%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, then divided by 366.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio.

Expense Example	19

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homesteadfunds.com or upon request by calling the Chief Compliance Officer at 1-800-258-3030. This information is also on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge online at www.homesteadfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarter of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at www.homesteadfunds.com.

SHAREHOLDER MEETING RESULTS
A special meeting of the shareholders of the Nasdaq-100 Index Tracking StockSM Fund (now, the Growth Fund) (the “Fund”) was held on November 18, 2008. At this meeting, the following proposals were voted upon by the shareholders (the voting results are presented below):

1.	To approve changes to the Fund’s name and investment objective.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,062,426.589	55.864	98.935
Against	11,434.866	0.601	1.065
Abstain	0.000	0.000	0.000

2.	To approve an amendment to the investment management agreement between Homestead Funds and RE Advisers Corporation (“RE Advisers”).

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,062,933.427	55.891	98.982
Against	10,601.028	0.557	0.987
Abstain	327.000	0.017	0.030

3.	To approve an investment subadvisory agreement on behalf of the Fund between RE Advisers and T. Rowe Price Associates, Inc. (“T. Rowe Price”).

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,063,119.702	55.900	99.00
Against	10,409.130	0.547	0.969
Abstain	332.623	0.017	0.031

4.	To approve the use of a “manager of managers” arrangement whereby RE Advisers, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace subadvisers to the Fund without obtaining shareholder approval.

		% of Shares to	% of Shares to
		Total Outstanding	Total Shares
	Shares	Shares	Voted

For	1,041,824.932	54.781	97.017
Against	31,709.523	1.667	2.953
Abstain	327.000	0.017	0.030

As all of the proposals passed, on December 5, 2008, the Fund was renamed the “Growth Fund” and is subadvised by T. Rowe Price Associates.

BOARD OF DIRECTORS’ CONSIDERATIONS IN APPROVING THE INVESTMENT MANAGEMENT AGREEMENTS
Homestead Funds, Inc. (“Homestead”) and RE Advisers Corporation (“REA”) have entered into investment management agreements (the “Investment Management Agreements”), pursuant to which REA is responsible for

20	Regulatory and Shareholder Matters

the day-to-day investment management of the assets of various series of Homestead, including the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund and the Value Fund, and the supervision of the sub-advisers to the Growth Fund and the International Value Fund (each, a “Fund” and, collectively, the “Funds”).

The Funds’ Board of Directors holds a meeting each year at which it considers whether to renew the Investment Management Agreements between each Fund and REA. In preparation for this consideration, the Funds’ outside counsel, on behalf of the Board, requests that REA provide a wide variety of materials including information about REA’s affiliates, personnel and operations. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Directors in connection with their consideration of whether to renew each Fund’s Investment Management Agreement.

At its September 18, 2008 meeting, the Board requested and received written materials from REA regarding: (a) the investment management and other services REA provides; (b) REA’s investment management personnel; (c) REA’s financial condition; (d) REA’s brokerage practices (including any soft dollar arrangements); (e) the level of the advisory fees that REA charges a Fund compared with the fees charged to comparable mutual funds; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) REA’s profitability; (h) REA’s compliance program; (i) each Fund’s performance compared with similar mutual funds; and (j) REA’s Business Continuity Plan.

At that meeting, the Board, including all of the Independent Directors, considered and unanimously reapproved the Investment Management Agreements between REA and each Fund, except for the Nasdaq-100 Index Tracking Stocksm Fund (now the Growth Fund). For that Fund, the Board approved amending the Investment Management Agreement to increase the fee rate and to provide for a sub-adviser structure in connection with the proposed change in investment objective, contingent upon shareholder approval.

In considering whether to approve the Investment Management Agreements, the Board, including the Independent Directors, considered and discussed a substantial amount of information and analysis provided by REA. The Board also considered detailed information regarding expenses of other investment companies, including those with similar investment objectives and sizes. The Board reviewed the proposed reapproval of the Investment Management Agreements with the management of REA and with legal counsel. The Board also reviewed a memorandum prepared by legal counsel discussing the legal standards for the consideration of the proposed approval. The Independent Directors discussed the proposed approval in detail during an executive session with legal counsel at which no representatives of REA were present.

In advance of the meeting, and in response to their request and inquiries, the Board received from REA written responses, which included substantial exhibits and other materials related to REA’s business and the services it provides to the Funds. The Board took into account their multi-year experience as a board and particularly their consideration of Investment Management Agreements in recent years, noting that the information provided by REA was presented in a similar manner and format as past investment adviser information requests. To focus their review, the Board asked REA management to highlight in their oral presentations any material differences between the current Investment Management Agreements and the Investment Management Agreements that the Board was being asked to reapprove. With the exception of the changes to the Investment Management Agreement for the Nasdaq-100 Index Tracking Stocksm Fund (now the Growth Fund), there were none. During the meeting, the Directors had an opportunity to discuss this information with REA managers, including senior executives, representatives from the legal, compliance and finance departments and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the proposed investment process.

In reaching their determinations relating to the reapproval of the Investment Management Agreements, the Directors, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed

Regulatory and Shareholder Matters	21

different weights to the various factors. In particular, the Board focused on the following:

Nature, Extent and Quality of Services.  The Board reviewed the services provided by REA, and the Board, including all of the Independent Directors, found that REA continued to provide high quality advisory and administrative services to the Funds.

In connection with their consideration of REA’s services specifically, the Board focused on the favorable attributes of REA, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing a subadviser’s activities and with respect to the International Value Fund’s administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; (iv) access to significant technological resources from which the Funds may benefit; and (v) a favorable history and reputation. The Board discussed with senior officers of REA the personnel changes made, and proposed to be made, by REA.

The Board also noted the reputation, organizational structure, financial condition, compliance program and compliance history of REA and its affiliates, as well as the investment by REA and its affiliates in the mutual fund business. The Board considered the terms of the Investment Management Agreements and the responsibilities that REA has as investment adviser to the Funds, including the day-to-day management of all of the Funds with the exception of the International Value Fund and the proposed Growth Fund. The Board additionally noted REA’s oversight of Mercator Asset Management, L.P. (“Mercator”) as the sub-adviser of the International Value Fund and considered this in connection with its approval of the amendments to the Investment Management Agreement for the Growth Fund that permit a sub-adviser structure. The Board concluded that the nature, extent and quality of services provided and to be provided by REA to each Fund were satisfactory.

Investment Performance of the Funds and the Adviser.  The Board examined the performance information for the Funds provided by REA. The Board reviewed the average annual total returns for the Funds for the last one, three, five and ten years ended December 31, 2007 and compared the returns to those of the Funds’ peer universes for the same time periods.

Daily Income Fund
The Board first reviewed the performance of the Daily Income Fund, noting that the Fund earned a total return of 1.33% for the six months ended June 30, 2008 and its seven-day effective annualized yield was 1.96%. The Board discussed the decline in performance compared to 2007 and noted management’s explanation of that decline was partially a result of the Fed’s campaign to lower short-term interest rates. In a period of declining short-term rates, the Fund reinvests maturing securities at lower levels.

Short-Term Government Securities Fund
Next, the Board reviewed the performance of the Short-Term Government Securities Fund, noting that the Fund returned 1.29% for the first half of 2008 compared to it is index benchmark’s return of 2.17%. The Board noted management’s explanation that the Fund’s lag of the benchmark was a result of insufficient exposure to U.S. Treasuries, as well as a relative underperformance of many of its government-guaranteed holdings.

Short-Term Bond Fund
Next, the Board reviewed the performance of the Short-Term Bond Fund, noting that the Fund returned 0.02% for the first half of 2008 compared to its benchmark index’s return of 1.79%. The Board recognized the Fund’s underperformance and noted management’s explanation was that the decline was due to a direct result of its exposure to widening credit spreads, particularly in those sectors most exposed to finance and housing.

Stock Index Fund
The Board compared the performance of the Stock Index Fund to its benchmark index, noting that the Fund’s performance during the first half of 2008, a decline of 12.11%, was comparable to the index’s decline of 11.91% for the same time period.

Value Fund
The Board compared the Value Fund’s performance to its benchmark index, noting that the Fund decreased 13% for the first half of 2008, while the index decreased 11.91% for the same period. The Board noted the Fund’s underperformance and noted management’s explanation that the decline was due to the fact that the Fund had less exposure to energy holdings then the index and that some of the Fund’s refining stocks detracted from overall performance. The Board noted

22	Regulatory and Shareholder Matters

that the Fund’s holdings in the industrial sector performed higher than those industrial stocks in the index.

International Value Fund
The Board noted that as of June 30, 2008, the International Value Fund, which is sub-advised by Mercator, had lost 11.61% and its benchmark index had lost a comparable 10.96% for the same time period. The Board recognized that the Fund marginally lagged the index primarily due to an underweighting in the energy and materials sectors.

Small-Company Stock Fund
Next, the Board reviewed the performance of the Small-Company Fund, which outperformed its benchmark index for the first half of 2008, decreasing 8.76% during that time period, while the index decreased 9.37%. The Board attributed the Fund’s outperformance to strong results in the energy and utilities sectors.

Nasdaq 100 Index Tracking StockSM Fund (now the Growth Fund)
The Board had previously considered the investment performance of the Nasdaq-100 Index Tracking StockSM Fund for various periods. However, in considering the amended Investment Management Agreement and the proposed new sub-adviser structure and investment objective, the Board focused on REA’s proposed investment approach for the Fund and information from REA about the potential for the new structure to improve the consistency of performance.

Comparative Fees and Expense Ratios.  The Board examined fee and expense information for the Funds, as compared to other funds in each of the Fund’s peer group. The Board also discussed the services provided to the Funds by REA and the fees charged for those services under the Investment Management Agreements. The Board reviewed information concerning the fee and expense ratios for the Funds and comparative information with respect to similar products. After comparing each Fund’s figures with the figures of the applicable peer group, reviewing its discussion with representatives of REA about the fees being charged to the Funds and considering the other administrative services provided by REA to the Funds, the Board, including all of the Independent Directors, determined that the management fees were reasonable in relation to the services provided to the Funds. With respect to the fee increase proposed for the Growth Fund, the Board, including all of the Independent Directors, concluded that the higher fee rate still compared favorably to the applicable peer group given the high quality of services and the sub-adviser structure and, thus, determined that the fee increase was reasonable.

Cost of Services and Profits Realized by the Adviser.  The Board considered the cost of the services provided by REA. The Board considered the costs to REA of serving as the investment adviser to the Funds, including the direct and indirect costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the Investment Management Agreements. The Board noted that REA is responsible for paying Mercator’s sub-advisory fees and would be responsible for paying the sub-advisory fees to T. Rowe Price under the new sub-adviser structure for the Growth Fund. In addition, the Board noted that REA is responsible for paying the salaries, expenses and fees of all Directors and officers of the Funds who are also directors and officers of REA.

The Board reviewed the information it had requested from REA concerning its profitability from the fees and services provided to the Funds and the financial condition of REA for various past periods. The Board considered the profit margin information for REA’s investment management business as a whole, as well as REA’s profitability data for the Funds. The Board reviewed REA’s assumptions and the methods of cost allocation used by REA in preparing Fund-specific profitability data. The Board also discussed with REA the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board noted and discussed the additional services provided by REA to the Funds compared to other investment products managed by REA, and noted the fact that, in the case of the International Value Fund and the Growth Fund, REA, and not the Fund, would pay the subadvisory fees to the subadviser. The Board determined that REA should be entitled to earn a reasonable level of profits for the services it provides to the Funds. The Board also recognized that REA had made significant investments in the business of the Funds and had not fully recovered the sums invested. Based on its review, the Directors, including the Independent Directors, concluded that they were satisfied that the level of

Regulatory and Shareholder Matters	23

profitability that could be achieved by REA from its relationship with the Funds was not unreasonable or excessive.

In connection with the proposed increase in the fee rate for the Growth Fund, the Board noted that a substantial portion of the increase would be consumed by the sub-advisory fee that REA would pay to the sub-adviser, and that the same likely would be true with respect to any sub-adviser that would replace T. Rowe Price if that change were to occur. The Board concluded that REA’s profitability from the fee rate increase would not be materially affected and likely would remain at a similar reasonable level.

The Board also considered REA’s agreement to contractually limit fees and reimburse expenses to the extent necessary to keep certain Funds’ total annual operating expenses from exceeding specified amounts.

Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. In this connection, the Board noted that the Funds are still relatively small. The Board was satisfied that the current fee structure was appropriate.

Fall-Out Benefits.  The Board considered other actual and potential financial benefits that REA may derive from its relationship with the Funds. The Board noted, however, that the Funds benefit from the vast array of resources available through REA, and that the Funds represents only a small portion of the assets managed by REA.

Based on the Board’s discussion and such other matters as were deemed relevant, the Board, including the Independent Directors, unanimously reapproved the Investment Management Agreements and concluded that the management fee rates and projected total expense ratios were fair and reasonable in relation to the services to be provided to the Funds and such other matters as the Board considered relevant in the exercise of their reasonable judgement.

BOARD OF DIRECTORS’ CONSIDERATION IN APPROVING THE MERCATOR SUBADVISORY AGREEMENT
(International Value Fund only). REA, on behalf of the International Value Fund, has entered into a subadvisory agreement (“Subadvisory Agreement”) with Mercator, pursuant to which Mercator is responsible for the day-to-day investment management of the assets of the International Value Fund, a series of Homestead.

At its September 18, 2008 meeting, the Board requested and received written materials from Mercator regarding: (a) the subadvisory services Mercator provides; (b) Mercator’s investment management personnel; (c) Mercator’s financial condition; (d) Mercator’s brokerage practices (including any soft dollar arrangements); (e) Mercator’s profitability; (f) Mercator’s compliance program; (g) the Fund’s performance compared with similar mutual funds; and (h) Mercator’s Business Continuity Plan.

The Board based its consideration and evaluation on a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services provided to the International Value Fund under the Subadvisory Agreement;
•	investment performance of the Fund and Mercator;
•	fees charged by Mercator and expense ratio;
•	the costs of services and profits realized by Mercator; and
•	the fall-out benefits to Mercator.

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of Services.  As noted above, the Board considered the nature, extent and quality of the services provided by Mercator to the International Value Fund and the resources Mercator dedicates to the Fund. In this regard, the Board evaluated, among other things, Mercator’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process used by Mercator in managing the International Value Fund. In this context, the Directors considered Mercator’s in-house research capabilities, as well as other resources available to Mercator, including research services available to Mercator as a result of securities transactions

24	Regulatory and Shareholder Matters

effected for investment advisory clients of Mercator. The Board considered the managerial and financial resources available to Mercator and concluded that they were sufficient to meet any reasonably foreseeable obligations under the current Subadvisory Agreement.

The Board also considered the quality of the services provided by Mercator and the quality of the resources available to the International Value Fund. The Board considered Mercator’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the International Value Fund relative to other types of funds.

The Board concluded that the services provided by Mercator should continue to benefit the International Value Fund and its shareholders and also concluded that the investment philosophy, process and research capabilities of Mercator continue to be appropriate for the Fund, given its investment objective and strategy. The Board concluded that the scope of the services provided to the Fund by Mercator were consistent with the International Value Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board, including the Independent Directors, concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services provided supported the reapproval of the Subadvisory Agreement.

Investment Performance of the Fund and the Sub-Adviser.  The Board examined the performance information for the Fund provided by Mercator. The Board reviewed the average annual total returns for the Fund for the last one, three, five and ten years ended December 31, 2007 and compared the returns to those of the Fund’s peer universe for the same time periods.

As discussed above, the Board noted that as of June 30, 2008, the Fund had lost 11.61% and its benchmark index had lost a comparable 10.96% for the same time period. The Board recognized that the Fund marginally lagged the index primarily due to an underweighting in the energy and materials sectors.

As noted above, the Board received information about the performance of accounts managed by Mercator with a similar investment objective as that of the International Value Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. The Board reviewed performance over various time periods, including one-, three-, five-and ten-year periods, performance under different market conditions and during different phases of the market cycle and the volatility of Mercator’s returns. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the performance of the Fund compared to the performance of the accounts managed by Mercator with a similar investment objective to the International Value Fund’s investment objective and relevant benchmarks was sufficient to merit reapproval of the Subadvisory Agreement.

Comparative Fees Charged by Mercator and Expense Ratios.  The Board considered the fees paid to Mercator under the current Subadvisory Agreement. This information included comparison of the International Value Fund’s subadvisory fee to that charged by Mercator to other accounts with a similar investment objective to the Fund. The Board also took into account the complexity and quality of the investment management of the Fund. The Board also considered REA’s agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the International Value Fund’s total annual operating expenses from exceeding 0.99% of the Fund’s average daily net assets until at least April 30, 2009. The Board noted REA’s and Mercator’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the International Value Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees charged to the Fund were fair and reasonable, and that the costs of these services generally supported the reapproval of the Subadvisory Agreement.

Costs of Services and Profits Realized by Mercator.  The Board considered the compensation indirectly received by Mercator from its relationship with the International Value Fund. The Directors noted that REA would continue to pay Mercator from the management fees received from the Fund.

Regulatory and Shareholder Matters	25

Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. In this connection, the Board noted that the Fund is still relatively small. The Board was satisfied that the current fee structure was appropriate.

Fall-Out Benefits to Mercator.  The Board also considered possible conflicts of interest associated with the provision of investment advisory services by Mercator to other clients. The Board considered the procedures of Mercator designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing and the record of Mercator in these matters. The Board also received and considered information concerning procedures of Mercator with respect to the execution of portfolio transactions.

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously reapproved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, no single factor was determinative to the Board’s decision.

BOARD OF DIRECTORS’ CONSIDERATION IN APPROVING THE T. ROWE PRICE SUB-ADVISORY AGREEMENT
(Growth Fund only). On September 18, 2008, the Board considered, among other things, the proposed sub-advisory agreement with T. Rowe Price (the “Proposed Sub-Advisory Agreement”). REA had mentioned the potential restructuring of the Nasdaq-100 Index Tracking StockSM Fund to the Board on various occasions over the prior year, but had not submitted a formal proposal until that meeting. In preparation for this consideration, the Fund’s outside counsel, on behalf of the Board, requested that T. Rowe Price provide a wide variety of materials including information about T. Rowe Price’s and its affiliates’, personnel and operations. Specifically, the Board requested and received written materials from T. Rowe Price regarding: (a) the investment management and other services T. Rowe Price would provide under the Proposed Sub-Advisory Agreement; (b) T. Rowe Price’s investment management personnel; (c) T. Rowe Price’s financial condition; (d) the level of the sub-advisory fees that T. Rowe Price would charge compared with the fees charged in connection with comparable mutual funds; (e) T. Rowe Price’s compliance program; and (f) T. Rowe Price’s disaster recovery plan.

At that meeting, the Directors, including all of the Independent Directors, unanimously approved the Proposed Sub-Advisory Agreement between REA, on behalf of the Growth Fund, and T. Rowe Price. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services to be provided to the Growth Fund under the Sub-Advisory Agreement;
•	comparative performance information;
•	the costs of the services to be provided by T. Rowe Price; and
•	additional considerations, as outlined below.

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of the Services to be Provided to the Growth Fund under the Proposed Sub-Advisory Agreement.  As noted above, the Board considered the nature, extent and quality of the services that would be provided by T. Rowe Price to the Growth Fund and the resources T. Rowe Price would dedicate to the Fund. In this regard, the Board evaluated, among other things, T. Rowe Price’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process to be used by T. Rowe Price in managing the Fund. In this context, the Directors considered T. Rowe Price’s in-house research capabilities, as well as other resources available to T. Rowe Price, including research services available to T. Rowe Price as a result of securities transactions effected for investment advisory clients of T. Rowe Price. The Board considered the managerial and financial resources available to T. Rowe Price and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Proposed Sub-Advisory Agreement.

The Board also considered the quality of the services to be provided by T. Rowe Price and the quality of the

26	Regulatory and Shareholder Matters

resources that would be available to the Fund. The Board was advised by legal counsel that the standard of care under the Proposed Sub-Advisory Agreement was comparable to that found in many investment advisory agreements. The Board considered T. Rowe Price’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the Fund relative to other types of funds.

The Board concluded that the services to be provided by T. Rowe Price should benefit the Fund and its shareholders and also concluded that the investment philosophy, process and research capabilities of T. Rowe Price would be appropriate for the Fund, given the proposed change to its investment objective and strategy. The Board concluded that the scope of the services to be provided to the Fund by T. Rowe Price were consistent with the Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board concluded, within the context of their overall conclusions regarding the Proposed Sub-Advisory Agreement, that the nature, extent and quality of services to be provided, supported the approval of the Proposed Sub-Advisory Agreement.

Comparative Performance Information.  As noted above, the Board received information about the performance of accounts managed by T. Rowe Price with a similar investment objective as that proposed for the Growth Fund and compared such performance to relevant performance benchmarks. The Board reviewed performance over various time periods, including one-, three-, five-and ten-year periods, performance under different market conditions and during different phases of the market cycle and the volatility of T. Rowe Price’s returns. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Proposed Sub-Advisory Agreement, that the performance of the accounts managed by T. Rowe Price with a similar investment objective to the Growth Fund’s proposed investment objective was sufficient to merit approval of the Proposed Sub-Advisory Agreement.

Costs of the Services to be Provided by T. Rowe Price.  The Board considered the fees to be paid to T. Rowe Price under the Proposed Sub-Advisory Agreement. This information included comparison of the Fund’s proposed sub-advisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Growth Fund as well as the proposed management fee to be paid to REA under the amended Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Growth Fund. The Board also considered REA’s agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets until at least December 5, 2009. The Board noted REA’s and T. Rowe Price’s stated justification for the fees to be payable by the Growth Fund, which included information about the services to be provided to the Fund.

The Board also considered the compensation directly or indirectly to be received by T. Rowe Price from its relationship with the Growth Fund. The Directors noted that REA would pay T. Rowe Price from the management fees received from the Growth Fund.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Proposed Sub-Advisory Agreement, that the sub-advisory fees to be charged to the Growth Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Proposed Sub-Advisory Agreement.

Additional Considerations.  The Board also considered possible conflicts of interest associated with the provision of investment advisory services by T. Rowe Price to other clients. The Board considered the procedures of T. Rowe Price designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of T. Rowe Price in these matters. The Board also received and considered information concerning procedures of T. Rowe Price with respect to the execution of portfolio transactions.

Based on the Board’s deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the Proposed Sub-Advisory Agreement and concluded that the compensation under the Proposed Sub-Advisory Agreement is fair and reasonable in light of such services and

Regulatory and Shareholder Matters	27

expenses and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, no single factor was determinative to the Board’s decision.

The Board noted that the shareholders would be asked to approve the Proposed Sub-Advisory Agreement, along with other proposals relating to the proposed name change and new investment objective of the Growth Fund on November 18, 2008. As discussed above, all of these proposals passed and became effective on December 5, 2008.

28	Regulatory and Shareholder Matters

 PORTFOLIO OF INVESTMENTS: Daily Income Fund
 December 31, 2008

COMMERCIAL PAPER	Interest Rate		Maturity Date	Face Amount	Value

(83.7% of portfolio)

American Honda Finance Corp.	2.40%		01/12/09	$3,000,000	$2,997,800
American Honda Finance Corp.	2.40		01/13/09	1,520,000	1,518,784
American Honda Finance Corp.	2.45		02/18/09	4,400,000	4,385,627
BMW US Capital LLC	1.85		01/06/09	1,260,000	1,259,676
BMW US Capital LLC	1.80		01/15/09	2,880,000	2,877,984
BMW US Capital LLC	1.90		01/29/09	2,600,000	2,596,158
Campbell Soup Co.	1.00		01/08/09	4,000,000	3,999,222
Campbell Soup Co.	1.05		02/04/09	4,850,000	4,845,190
Chevron Texaco Funding Corp.	0.00	(a)	01/22/09	3,800,000	3,797,783
Chevron Texaco Funding Corp.	0.00	(a)	02/02/09	3,000,000	2,996,933
Chevron Texaco Funding Corp.	1.15		03/02/09	2,050,000	2,046,071
Cola-Cola Co.	1.25		02/05/09	4,620,000	4,614,385
ConocoPhillips Qatar Funding Ltd.	1.75		01/12/09	5,000,000	4,997,326
ConocoPhillips Qatar Funding Ltd.	1.70		01/14/09	3,850,000	3,847,637
Eli Lilly & Company	1.40		01/21/09	3,840,000	3,837,013
Eli Lilly & Company	1.40		01/30/09	5,000,000	4,994,361
General Electric Capital Corp.	1.50		01/26/09	4,370,000	4,365,448
Hewlett Packard Co.	0.80		01/02/09	3,000,000	2,999,933
Hewlett Packard Co.	1.40		01/06/09	3,970,000	3,969,228
HSBC Finance Corp.	1.10		02/13/09	2,000,000	1,997,372
HSBC Finance Corp.	0.85		03/30/09	2,000,000	1,995,844
HSBC Finance Corp.	0.85		03/31/09	2,000,000	1,995,797
Deere & Company	2.40		01/09/09	3,220,000	3,218,283
Deere & Company	2.40		01/16/09	2,880,000	2,877,120
Deere & Company	2.35		01/28/09	2,620,000	2,615,382
L’Oreal SA	1.15		01/07/09	3,000,000	2,999,425
L’Oreal SA	1.15		02/09/09	4,000,000	3,995,017
L’Oreal SA	1.20		02/10/09	1,820,000	1,817,573
Merrill Lynch & Co. Inc.	1.82		01/05/09	7,870,000	7,868,409
Merrill Lynch & Co. Inc.	2.05		01/12/09	1,019,000	1,018,362
MetLife Inc.	1.30		01/08/09	5,000,000	4,998,736
MetLife Inc.	1.15		01/09/09	3,920,000	3,918,998
Nestle Capital Corp.	1.20		01/29/09	410,000	409,617
Nestle Capital Corp.	1.00		01/30/09	250,000	249,799
Nestle Capital Corp.	1.25		02/13/09	250,000	249,627
Nestle Capital Corp.	1.15		03/02/09	500,000	499,042
Pfizer Inc.	0.80		02/03/09	761,000	760,442
Pfizer Inc.	1.05		02/17/09	2,000,000	1,997,258
Proctor & Gamble Co.	1.55		01/07/09	3,000,000	2,999,225
Proctor & Gamble Co.	1.40		01/21/09	1,530,000	1,528,810
Proctor & Gamble Co.	1.10		03/03/09	1,310,000	1,307,558
Prudential Funding Corp.	1.00		03/19/09	2,000,000	1,995,722
Prudential Funding Corp.	1.00		03/23/09	2,000,000	1,995,500
Southern Company	1.45		01/14/09	6,700,000	6,696,492
Total SA	1.39		01/05/09	4,850,000	4,849,251
Toyota Motor Credit Corp.	1.75		01/08/09	1,540,000	1,539,476
Toyota Motor Credit Corp.	2.10		01/23/09	3,810,000	3,805,110
Toyota Motor Credit Corp.	2.15		01/27/09	3,500,000	3,494,565
UBS Finance Delaware LLC	1.24		02/17/09	2,000,000	1,996,762
UBS Finance Delaware LLC	1.04		02/23/09	2,000,000	1,996,938
United Parcel Service, Inc.	1.05		01/02/09	2,860,000	2,859,917
United Parcel Service, Inc.	1.05		01/05/09	3,000,000	2,999,650

Total Commercial Paper (Cost $152,493,641)					152,493,641

Portfolio of Investments	29

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
 December 31, 2008

U.S. GOVERNMENT AGENCY OBLIGATIONS	Interest Rate		Maturity Date	Face Amount	Value

(4.1% of portfolio)

Federal Home Loan Bank	5.36%		01/05/09	$250,000	$250,109
Federal Home Loan Bank	0.00	(a)	02/03/09	900,000	899,142
Federal Home Loan Mortgage Corp.	2.16		01/20/09	2,900,000	2,896,694
Federal National Mortgage Association	4.00		01/26/09	500,000	500,930
Federal National Mortgage Association	0.00	(a)	01/30/09	500,000	499,581
Federal National Mortgage Association	0.00	(a)	02/09/09	2,420,000	2,417,221

Total U.S. Government Agency Obligations (Cost $7,463,678)					7,463,678

CERTIFICATES OF DEPOSIT

(2.3% of portfolio)

Beal Bank- Las Vegas, NV	1.60		03/10/09	245,000	245,000
Compass Bank- Birmingham, AL	1.75		04/20/09	245,000	245,000
Discover Bank- Greenwood, DE	1.95		03/03/09	245,000	245,000
East West Bank- Pasadena, CA	1.40		01/20/09	245,000	245,000
Georgian Bank	1.70		03/16/09	245,000	245,000
Goldman Sachs Bank	2.20		02/19/09	245,000	245,000
Hanmi Bank- Los Angeles, CA	1.75		03/24/09	245,000	245,000
Israel Disc Bank- New York, NY	1.70		03/10/09	245,000	245,000
Midfirst Bank	1.20		06/30/09	245,000	245,000
Nara Bank N A- Los Angeles, CA	2.05		02/27/09	245,000	245,000
Pacific Capital Bank N A- Santa Barbara, CA	1.65		03/17/09	245,000	245,000
Plainscapital Bank- Lubbock, TX	1.70		03/05/09	245,000	245,000
Republic Bank & Trust- Louisville, KY	1.80		03/13/09	245,000	245,000
South Carolina Bank & Trust- Orangeburg, SC	1.40		03/23/09	245,000	245,000
Texas Capital Bank N A- Dallas, TX	1.90		03/03/09	245,000	245,000
Wilmington Savings Fund Society Bank, DE	1.75		03/18/09	245,000	245,000
Wilmington Trust Company, DE	1.85		03/10/09	245,000	245,000

Total Certificates of Deposit (Cost $4,165,000)					4,165,000

MONEY MARKET ACCOUNTS				Shares

(9.9% of portfolio)

SSgA Prime Money Market Fund	1.35	(b)		9,098,000	9,098,000
SSgA Money Market Fund	1.23	(b)		8,908,966	8,908,966

Total Money Market Accounts (Cost $18,006,966)					18,006,966

TOTAL INVESTMENTS IN SECURITIES (Cost $182,129,285)—100%					$182,129,285

(a)	Zero coupon security, purchased at a discount.
(b)	7-day yield at December 31, 2008.

30	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
 December 31, 2008

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value

(6.4% of portfolio)

Small Business Administration 93-20J	5.90%		10/01/13	$45,761	$46,219
Small Business Administration 98-20D	6.15		04/01/18	51,945	53,694
Small Business Administration 98-20E	6.30		05/01/18	42,844	44,391
Small Business Administration 98-20H	6.15		08/01/18	22,009	22,725
Small Business Administration 99-20D	6.15		04/01/19	70,940	73,256
Small Business Administration 04-20B	4.72		02/01/24	128,141	129,019
Small Business Administration 04-20C	4.34		03/01/24	170,936	168,820
Small Business Administration 05-10E	4.54		09/01/15	67,526	67,983
Small Business Administration Pool # 100075	3.50		05/25/19	48,685	46,985
Small Business Administration Pool # 500724	4.00	(a)	12/25/13	11,316	11,478
Small Business Administration Pool # 502261	2.13	(a)	10/25/17	19,967	19,625
Small Business Administration Pool # 502477	3.00	(a)	09/25/18	54,512	53,313
Small Business Administration Pool # 502543	1.70	(a)	01/25/19	96,500	95,183
Small Business Administration Pool # 502684	3.00	(a)	07/25/19	4,246	4,223
Small Business Administration Pool # 503278	2.63	(a)	02/25/21	39,494	38,922
Small Business Administration Pool # 503463	2.88	(a)	09/25/21	45,530	44,803
Small Business Administration Pool # 504305	2.63	(a)	10/25/23	11,676	11,413
Small Business Investment Companies 99-10A	6.24		03/10/09	92,927	93,399
Small Business Investment Companies 02-20K	5.08		11/01/22	55,179	56,299
Small Business Investment Companies 02-P10B	5.20		08/01/12	156,123	158,601
Small Business Investment Companies 03-10A	4.63		03/10/13	689,328	692,856
Small Business Investment Companies 03-10B	3.39		03/01/13	72,507	71,908
Small Business Investment Companies 03-P10A	4.52		02/10/13	24,505	24,601
Small Business Investment Companies 03-P10B	5.14		08/10/13	80,381	82,095
Small Business Investment Companies 04-10A	4.12		03/01/14	373,264	364,700
Small Business Investment Companies 04-10B	4.68		09/10/14	402,941	404,691
Small Business Investment Companies 04-P10A	4.50		02/10/14	93,867	92,314
Small Business Investment Companies 05-P10A	4.64		02/10/15	153,354	153,824
Small Business Investment Companies 05-10B	4.94		09/10/15	298,478	299,916
Small Business Investment Companies 07-10A	5.38		03/10/17	113,616	114,749

Total Asset Backed Securities (Cost $3,450,604)					3,542,005

MORTGAGE BACKED SECURITIES

(16.0% of portfolio)

Bear Stearns Commercial Mortgage Securities 2004-ESA C(b)	4.94		05/14/16	521,000	521,488
Bear Stearns Commercial Mortgage Securities 2004-ESA D(b)	4.99		05/14/16	620,000	620,692
Bear Stearns Commercial Mortgage Securities 2004-ESA E(b)	5.06		05/14/16	500,000	500,701
Bear Stearns Commercial Mortgage Securities 2004-ESA F(b)	5.18		05/14/16	315,000	315,577
GNMA #1928	7.00		11/20/09	390	395
GNMA #2602	6.00		06/20/28	95,058	98,477
GNMA #2707	5.50		01/20/14	17,163	17,814
GNMA #8004	4.63	(a)	07/20/22	41,731	41,112
GNMA #8006	4.63	(a)	07/20/22	35,192	34,680
GNMA #8038	4.63	(a)	08/20/22	20,733	20,429
GNMA #8040	4.63	(a)	08/20/22	52,071	51,490
GNMA #8054	5.13	(a)	10/20/22	12,123	11,977
GNMA #8076	5.13	(a)	11/20/22	21,375	21,145
GNMA #8102	5.00	(a)	02/20/16	10,518	10,782
GNMA #8103	5.50	(a)	02/20/16	40,747	41,503
GNMA #8157	5.38	(a)	03/20/23	39,469	39,162
GNMA #8191	5.38	(a)	05/20/23	67,734	67,857
GNMA #8215	5.38	(a)	04/20/17	6,518	6,603
GNMA #8259	4.63	(a)	08/20/23	17,667	17,368
GNMA #8297	5.13	(a)	12/20/17	20,325	20,375
GNMA #8332	5.50	(a)	03/20/18	12,678	12,922
GNMA #8344	5.50	(a)	04/20/18	24,928	25,466
GNMA #8384	5.38	(a)	03/20/24	9,752	9,653
GNMA #8393	4.63	(a)	08/20/18	9,964	10,083

Portfolio of Investments	31

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 December 31, 2008

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

GNMA #8400	4.63	(a)%	08/20/18	$20,045	$19,936
GNMA #8405	4.63	(a)	09/20/18	17,979	18,140
GNMA #8423	5.38	(a)	05/20/24	11,136	11,156
GNMA #8429	5.13	(a)	11/20/18	19,527	19,583
GNMA #8459	4.63	(a)	07/20/24	17,625	17,332
GNMA #8499	5.88	(a)	05/20/19	10,739	10,923
GNMA #8518	5.13	(a)	10/20/24	17,214	16,990
GNMA #8532	5.13	(a)	10/20/24	21,631	21,603
GNMA #8591	5.38	(a)	02/20/25	50,914	50,422
GNMA #8638	5.38	(a)	06/20/25	18,802	18,817
GNMA #8648	4.63	(a)	07/20/25	25,128	24,640
GNMA #8663	4.63	(a)	07/20/25	23,005	22,674
GNMA #8680	4.63	(a)	08/20/20	30,601	30,900
GNMA #8687	4.63	(a)	08/20/25	5,524	5,480
GNMA #8702	5.13	(a)	10/20/20	10,348	10,446
GNMA #8747	5.13	(a)	11/20/25	17,272	17,038
GNMA #8807	4.63	(a)	07/20/21	23,815	23,509
GNMA #8836	4.63	(a)	09/20/21	20,581	20,306
GNMA #8847	5.38	(a)	04/20/26	20,661	20,638
GNMA #8869	5.13	(a)	11/20/21	67,427	66,798
GNMA #8873	5.13	(a)	11/20/21	31,506	31,512
GNMA #8877	5.38	(a)	05/20/26	5,439	5,440
GNMA #8883	5.13	(a)	12/20/21	23,196	22,971
GNMA #8915	5.38	(a)	02/20/22	22,290	22,147
GNMA #8934	5.38	(a)	03/20/22	39,263	39,023
GNMA #8978	5.38	(a)	05/20/22	102,357	102,783
GNMA #80053	5.38	(a)	03/20/27	4,367	4,316
GNMA #80058	5.38	(a)	04/20/27	4,757	4,749
GNMA #80185	5.38	(a)	04/20/28	48,930	48,804
GNMA #80264	5.25	(a)	03/20/29	49,589	49,210
GNMA #80283	5.38	(a)	05/20/29	36,333	36,215
GNMA #80300	4.63	(a)	07/20/29	27,873	27,275
GNMA #80309	4.63	(a)	08/20/29	11,036	10,778
GNMA #80363	5.25	(a)	01/20/30	87,444	86,808
GNMA #80426	4.63	(a)	07/20/30	4,206	4,114
GNMA #80452	4.63	(a)	09/20/30	23,318	22,799
GNMA #80475	4.88	(a)	12/20/30	56,149	55,340
GNMA #80577	4.75	(a)	02/20/32	8,763	8,608
GNMA #80684	5.38	(a)	04/20/33	29,030	28,821
GNMA #81129	5.50	(a)	10/20/34	448,700	446,264
GNMA #383310	5.00		04/15/09	1,134	1,165
GNMA #510280	6.00		08/15/14	21,490	22,676
GNMA #583189	4.50		02/20/17	72,012	74,722
GNMA #607494	5.00		04/15/19	104,808	109,898
GNMA #616274	5.00		02/15/19	62,465	65,499
GNMA #780336	6.50		02/15/11	2,668	2,702
GNMA 1996-4	7.00		04/16/26	8,610	9,123
GNMA 2001-53	0.86	(a)	10/20/31	12,990	12,823
GNMA 2001-53	5.50		12/20/31	70,425	72,278
GNMA 2001-61	1.01	(a)	09/20/30	24,294	24,157
GNMA 2002-15	5.50		11/20/31	133,503	135,977
GNMA 2002-20	4.50		03/20/32	36,385	37,212
GNMA 2002-88	5.00		05/16/31	148,047	149,647
GNMA 2003-11	4.00		10/17/29	70,932	69,994
GNMA 2003-12	4.50		02/20/32	52,270	52,638
GNMA 2003-26	1.49	(a)	04/16/33	23,348	22,403
GNMA 2003-97	4.50		03/20/33	111,245	113,065
GNMA 2004-17	4.50		12/20/33	263,144	268,745
GNMA 2004-17	4.50		12/17/26	525,335	526,956

32	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 December 31, 2008

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

GNMA 2004-102	5.50%		04/20/34	$95,758	$100,331
GNMA 2005-56	5.00		08/20/31	260,388	263,674
GNMA 2005-88	5.50		02/20/33	158,897	158,595
GNMA 2006-36	6.00		02/20/21	61,813	62,461
GNMA 2007-11	5.50		03/20/37	391,063	389,037
GNMA 2007-30	5.50		03/20/35	153,924	153,117
GNMA 2008-50	5.50		06/16/38	1,082,139	1,024,917
Government Lease Trust 99-C1A(b)	4.00		05/18/11	522,959	510,117
Government Lease Trust 99-C1A(b)	4.00		05/18/11	165,000	160,948
GS Mortgage Securities Corp. II 2001-LIBA(b)	6.73		02/14/16	315,000	326,168

Total Mortgage Backed Securities (Cost $8,950,223)					8,944,104

MUNICIPAL BONDS

(8.2% of portfolio)

Anchorage, Alaska	5.50		12/01/20	150,000	160,977
Arizona State University	5.38		07/01/19	700,000	781,424
Broward County, Florida	5.25		01/01/16	250,000	269,985
Broward County, Florida	5.25		01/01/17	300,000	323,982
East Lansing, Michigan	7.45		04/01/20	300,000	316,287
Johnson City, Tennessee - Public Building Authority	7.00		09/01/18	100,000	109,265
Matanuska Susitna Borough, Alaska	4.75		03/01/16	150,000	150,901
Mesa, Arizona Industrial Development Authority	5.63		01/01/29	1,000,000	1,052,820
Newton County, Georgia Hospital Authority	5.75		02/01/12	250,000	264,710
Philadephia, PA Hospitals & Higher Education Facilities Authority	6.00		10/01/29	330,000	348,873
Tucson, Arizona Industrial Development Authority	6.00		07/01/30	750,000	809,303

Total Municipal Bonds (Cost $4,500,393)					4,588,527

CORPORATE BONDS

(8.5% of portfolio)

Dobie Center Properties LTD(b)	6.46		05/01/09	525,000	526,984
General Electric Capital Corp.	3.00		12/09/11	1,000,000	1,033,850
Morgan Stanley	3.25		12/01/11	1,000,000	1,042,133
New York Community Bank	3.00		12/16/11	1,000,000	1,026,810
Regions Bank	2.75		12/10/10	1,000,000	1,021,266
Rowan Companies Inc.	2.80		10/20/13	95,237	93,718

Total Corporate Bonds (Cost $4,615,757)					4,744,761

U. S. GOVERNMENT AND AGENCY OBLIGATIONS

(57.9% of portfolio)

Government Trust Certificate (Israel Trust)	0.00	(c)	09/15/09	1,000,000	996,965
Government Trust Certificate (Israel Trust)	0.00	(c)	05/15/09	1,000,000	998,654
Government Trust Certificate (Sri Lanka Trust)	2.01	(a)	06/15/12	87,500	87,499
National Archives Facility Trust	8.50		09/01/19	50,817	61,406
Overseas Private Investment Corp.	4.55	(d)	09/15/10	2,000,000	2,314,740
Overseas Private Investment Corp.	4.87	(d)	09/15/10	2,000,000	2,226,820
Overseas Private Investment Corp.	0.00	(c)	09/15/11	2,000,000	2,145,160
Overseas Private Investment Corp.	0.00	(c)	09/07/13	1,000,000	1,096,120
Overseas Private Investment Corp.	5.08	(e)	12/10/13	250,000	310,985
Overseas Private Investment Corp.	4.10		11/15/14	100,160	102,189
Overseas Private Investment Corp.	3.74		04/15/15	143,005	151,596
Overseas Private Investment Corp.	3.62		09/15/16	94,720	99,608
Overseas Private Investment Corp.	4.59	(e)	12/09/16	1,000,000	1,066,830
Overseas Private Investment Corp.	4.59	(e)	12/09/16	1,300,000	1,386,879
Overseas Private Investment Corp.	5.66	(e)	06/10/18	500,000	584,189
Private Export Funding Corp.	3.38		02/15/09	2,000,000	2,007,406

Portfolio of Investments	33

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 December 31, 2008

	Interest Rate		Maturity Date	Face Amount	Value

(U. S. Government and Agency Obligations continued)

Private Export Funding Corp.	6.67%		09/15/09	$1,025,000	$1,069,348
Private Export Funding Corp.	7.20		01/15/10	1,000,000	1,066,483
Private Export Funding Corp.	4.97		08/15/13	1,100,000	1,205,103
SALLIE MAE	7.30		08/01/12	1,875,000	2,228,816
U.S. Department of Housing and Urban Development	7.50		08/01/11	250,000	259,550
U.S. Department of Housing and Urban Development	4.79		08/01/11	514,000	557,629
U.S. Department of Housing and Urban Development	3.44		08/01/11	1,250,000	1,313,492
U.S. Department of Housing and Urban Development	6.93		08/01/13	1,280,000	1,285,933
U.S. Department of Housing and Urban Development	7.72		08/01/13	1,000,000	1,038,800
U.S. Department of Housing and Urban Development	7.91		08/01/17	500,000	518,165
U.S. Department of Housing and Urban Development	6.07		08/01/21	500,000	541,106
U.S. Treasury Note	2.00		02/28/10	3,500,000	3,563,028
U.S. Treasury Note	2.63		05/31/10	2,000,000	2,060,390

Total U.S. Government and Agency Obligations (Cost $31,249,236)					32,344,889

COMMERCIAL PAPER

(1.8% of portfolio)

GE Capital TLGP	1.95		05/15/09	1,000,000	992,742

Total Comercial Paper (Cost $992,742)					992,742

MONEY MARKET ACCOUNTS				Shares

(1.2% of portfolio)

SSgA Prime Money Market Fund	1.35	(f)		691,000	691,000
SSgA Money Market Fund	1.23	(f)		780	780

Total Money Market Accounts (Cost $691,780)					691,780

TOTAL INVESTMENTS IN SECURITIES (Cost $54,450,735)—100%					$55,848,808

(a)	Variable coupon rate as of December 31, 2008.
(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $3,482,675 and represents 6.2% of total investment.
(c)	Zero coupon rate.
(d)	Interest is paid at maturity.
(e)	Interest is paid at put date.
(f)	7-day yield at December 31, 2008.

34	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
 December 31, 2008

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(39.8% of portfolio)

BASIC INDUSTRIES — 5.3%
3M Employee Stock Ownership Plan(b)	5.62%		07/15/09	$833,366	$834,391
Cooper Industries Inc.	5.50		11/01/09	370,000	370,201
Daimler Chrysler North America Holding Corp.	5.75		05/18/09	255,000	247,473
General Electric Co.	5.00		02/01/13	1,375,000	1,390,525
Halliburton Co.(b)	5.50		10/15/10	100,000	102,138
ITT Corp.	1.59	(a)	08/25/48	730,000	672,892
Minnesota Mining & Manufacturing Co.	2.88	(a)	09/30/27	250,000	246,688
Pepsico Capital Resources Inc.	0.00	(c)	04/01/12	420,000	372,220
PPG Industries Inc.	5.75		03/15/13	470,000	464,800
SeaRiver Maritime, Inc.	0.00	(c)	09/01/12	750,000	642,350
Snap-on Inc.	4.95	(a)	01/12/10	3,675,000	3,631,025
Vulcan Materials Co.	3.25	(a)	12/15/10	1,800,000	1,789,780

Total Basic Industries					10,764,483

CONSUMER STAPLES — 1.3%
Beverages
Brown-Forman Corp.	3.98	(a)	04/01/10	1,100,000	1,086,625
Pepsi Bottling Holdings Inc.(b)	5.63		02/17/09	250,000	251,157
Food Products
General Mills Inc.	11.97	(a)	10/15/22	675,000	756,696
H.J. Heinz Co.(b)	15.59	(a)	12/01/20	250,000	279,530
Ralston Purina Co.	9.25		10/15/09	300,000	316,027

Consumer Staples					2,690,035

CONSUMER DISCRETIONARY — 0.1%
Specialty Retail
Home Depot Inc.	2.05	(a)	12/16/09	230,000	217,288

Consumer Discretionary					217,288

FINANCE — 22.5%
Banks
American Express Bank FSB	0.53	(a)	04/26/10	1,125,000	1,040,364
American Express Credit Co.	7.30		08/20/13	525,000	537,386
Bank of America Corp.	4.70		10/15/09	465,000	464,274
Bank of America Corp.	4.75		12/15/09	245,000	243,163
Bank of America Corp.	7.23		08/15/12	200,000	205,345
Bayerische Landesbank New York	3.20		04/15/09	1,150,000	1,152,799
Capital One FSB	2.10		03/13/09	1,750,000	1,749,484
Comerica Bank	1.01	(a)	02/17/09	2,575,000	2,559,911
Comerica Bank	0.63	(a)	06/19/09	3,150,000	3,011,296
Comerica Bank	1.93	(a)	08/07/09	420,000	415,488
Comerica Bank	2.23	(a)	08/24/09	335,000	320,170
Comerica Bank	1.93	(a)	05/10/10	225,000	188,580
Comerica Bank	0.56	(a)	06/30/10	1,350,000	1,114,200
Comerica Bank	7.13		12/01/13	460,000	382,022
Fifth Third Bank	4.20		02/23/10	900,000	866,067
First Tennesse Bank N.A	2.01	(a)	12/17/09	1,950,000	1,887,631
Key Bank N.A	7.41		10/15/27	1,050,000	901,322
US Bank N.A.(b)	5.92		05/25/12	634,586	686,356
World Savings Bank FSB	4.50		06/15/09	275,000	260,404
Consumer Loans
American General Finance Corp.	4.63		05/15/09	250,000	214,419
American General Finance Corp.	3.88		10/01/09	1,215,000	861,691
American General Finance Corp.	8.45		10/15/09	900,000	648,009
American General Finance Corp.	4.88		07/15/12	375,000	158,463
CIT Group Inc.	3.62		01/30/09	1,995,000	1,992,239

Portfolio of Investments	35

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2008

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)

CIT Group Inc.	2.16%		03/12/09	$135,000	$133,456
CIT Group Inc.	3.38		04/01/09	500,000	484,701
CIT Group Inc.	2.30	(a)	06/08/09	3,365,000	3,284,815
CIT Group Inc.	2.22	(a)	03/12/10	925,000	857,778
CIT Group Inc.	7.63		11/30/12	275,000	232,146
CIT Group Inc.	6.00		07/15/09	125,000	115,505
Countrywide Financial Corp.	1.69		03/24/09	1,345,000	1,334,057
General Electric Capital Corp.	0.85		02/20/09	1,200,000	1,199,269
General Electric Capital Corp.(b)	4.15		04/14/09	555,000	555,631
General Electric Capital Corp.	3.25		07/15/10	100,000	97,344
General Electric Capital Corp.	1.15	(a)	02/18/11	260,000	238,560
General Electric Capital Corp.	5.00	(d)	09/12/11	295,000	286,710
General Electric Capital Corp.	0.11	(a)	05/01/51	100,000	96,891
Toyota Motor Credit Corp	2.75		08/06/09	59,091	59,729
Insurance
Allstate Life Global Funding II	5.17		01/22/09	1,065,000	1,065,567
Genworth Global Funding	5.20		10/08/10	1,925,000	1,520,124
Genworth Global Funding	5.13		03/15/11	250,000	175,648
Genworth Global Funding	5.38		09/15/11	1,590,000	1,139,931
MBIA Global Funding LLC(b)	2.18		02/13/09	925,000	921,845
MBIA Global Funding LLC(b)	1.87	(a)	04/09/09	350,000	346,334
MBIA Global Funding LLC(b)	4.38		03/15/10	1,015,000	928,871
Monumental Global Funding III(b)	0.97	(a)	02/17/09	975,000	974,006
Principal Life Income Funding	3.20		04/01/09	400,000	400,764
Principal Life Income Funding	4.00		12/15/09	350,000	345,960
Protective Life Secured Trust	5.40		02/15/09	550,000	548,522
Protective Life Secured Trust	4.15		06/15/10	100,000	92,461
Protective Life Secured Trust	4.00		04/01/11	450,000	405,700
Protective Life Secured Trust	5.59	(a)	07/10/12	750,000	469,395
Reliance Standard Life(b)	5.63		03/15/11	800,000	865,990
Travelers Insurance Co. Instutional Funding Ltd.	2.48	(a)	06/15/11	300,000	282,880
Investment Banker/ Broker
Bear Stearns Cos., Inc.	5.85		07/19/10	1,450,000	1,464,752
Merrill Lynch & Co., Inc.	4.02	(a)	05/20/09	1,125,000	1,110,721
Morgan Stanley Inc.	4.23	(a)	05/14/10	1,100,000	1,023,877
Mortgage
Residential Capital LLC(b)	8.50		05/15/10	1,215,000	668,250
Residential Capital LLC	8.38		06/30/10	415,000	145,250

Total Finance					45,734,523

HEALTH CARE — 0.7%
Pharmaceuticals
Abbott Laboratories	3.50		02/17/09	550,000	551,009
Allergan Inc.	7.47		04/17/12	350,000	364,042
Hospira Inc.	1.95	(a)	03/30/10	440,000	429,246

Total Health Care					1,344,297

INFORMATION TECHNOLOGY — 0.2%
Communication Equipment
Cisco Systems Inc.	5.25		02/22/11	450,000	467,159

Total Information Technology					467,159

TRANSPORTATION — 3.8%
Airline
Southwest Airlines Inc.	6.54		06/29/09	1,382,917	1,397,921
Southwest Airlines Inc.	7.22		07/01/13	653,851	586,788
Southwest Airlines Inc.	8.70		07/01/11	419,826	398,642

36	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2008

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)

Road & Rail
Burlington Northern & Santa Fe Railway Co.	6.20%		05/01/13	$225,000	$233,732
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	1,306,182	1,218,438
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	192,432	221,297
Burlington Northern & Santa Fe Railway Co.	4.97		04/01/23	180,826	169,893
Consolidated Rail Corp.	6.76		05/25/15	165,155	173,567
CSX Transportation Inc.	7.73		03/15/09	115,000	115,326
CSX Transportation Inc.	8.38		10/15/14	250,000	262,840
GATX Corp.	9.00		11/15/13	250,000	260,109
Union Pacific Railroad Co.	6.85		01/02/19	106,896	109,771
Union Tank Car Co.	7.45		06/01/09	295,000	297,056
Union Tank Car Co.	6.79		05/01/10	1,400,000	1,478,071
Union Tank Car Co.	6.57		01/02/14	215,954	234,485
Special Purpose Entity
Toll Road Investor Partnership II LLP(b)	0.00	(c)	02/15/10	500,000	472,601

Total Transportation					7,630,537

UTILITIES — 5.9%
Electric & Gas
Aquila Inc.	11.88%		07/01/12	250,000	252,500
Central Hudson Gas & Electric Corp.	6.00		01/15/09	340,000	340,227
Duke Energy Corp.	5.38		01/01/09	625,000	625,000
Empire District Electric Co.	8.13		11/01/09	225,000	227,814
Michigan Consolidated Gas Co.	7.06		05/01/12	325,000	334,730
National Fuel Gas Co.	6.00		03/01/09	625,000	623,349
Nisource Finance Corp.	7.88		11/15/10	325,000	297,404
Nisource Finance Corp.	2.72	(a)	11/23/09	900,000	810,945
Northern Illinois Gas Co.	6.63		02/01/11	405,000	415,276
Ohio Power Co.	1.61	(a)	04/05/10	190,000	177,780
Questar Pipeline Co.	7.41		10/01/09	750,000	762,545
Southern California Edison Co.	3.29		02/02/09	175,000	174,898
Southern California Gas Co.	4.80		10/01/12	165,000	167,257
Southern Co. Capital Funding, Inc.	5.75		11/15/15	525,000	535,534
Washington Gas Light Co.	2.97	(a)	08/26/10	1,125,000	1,125,298
Telephone
Ameritech Capital Funding Corp.	6.25		05/18/09	1,675,000	1,694,326
AT&T Corp.	7.30		11/15/11	250,000	259,742
GTE California Inc.	6.70		09/01/09	700,000	701,182
Nextel Communications, Inc.	7.38		08/01/15	1,350,000	567,000
NYNEX Corp.	9.55		05/01/10	26,701	27,146
SBC Communications Capital Corp.	7.00		10/01/12	450,000	451,963
Verizon Pennsylvania Inc.	5.65		11/15/11	1,350,000	1,322,194

Total Utilities					11,894,110

Total Corporate Bonds (Cost $83,697,883)					80,742,432

YANKEE BONDS

(5.5% of portfolio)

Bank of Scotland PLC(b)	4.00		09/15/09	675,000	660,390
Bayerische Landesbank	4.25	(d)	07/22/11	1,350,000	1,351,901
Canadian National Railway Co.	7.52		01/03/10	572,749	589,542
CIT Group Funding Co. of Canada	4.65		07/01/10	675,000	592,562
Diageo Finance BV	1.59		03/30/09	1,575,000	1,564,848
Hydro-Quebec	6.27		01/03/26	80,000	104,016
International Bank for Reconstruction and Development	0.00	(c)	01/23/09	1,060,800	1,060,057
International Bank for Reconstruction and Development	0.00	(c)	01/15/11	875,000	854,739
International Bank for Reconstruction and Development	0.00	(c)	04/15/11	250,000	243,714

Portfolio of Investments	37

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2008

	Interest Rate		Maturity Date	Face Amount	Value

(Yankee Bonds continued)

International Bank for Reconstruction and Development	0.00	(c)%	10/15/11	$250,000	$240,059
International Bank for Reconstruction and Development	4.00	(d)	07/03/13	865,000	861,784
International Multifoods Inc.	6.60		11/13/09	250,000	257,706
Province of Ontario	3.38		05/20/11	1,125,000	1,136,779
Royal Philips Electronics NV	4.63		03/11/13	475,000	446,661
Scotland International Financial No. 2(b)	6.50		02/15/11	100,000	100,544
Shell International Finance BV	5.63		06/27/11	1,100,000	1,168,725

Total Yankee Bonds (Cost $11,044,112)					11,234,027

ASSET BACKED SECURITIES

(24.6% of portfolio)

ACLC Franchise Loan Receivables Trust 97-A(b)	2.35	(a)	09/17/12	13,951	11,670
ACLC Franchise Loan Receivables Trust 97-B(b)	6.73		04/15/14	421,446	388,800
Advanta Business Card Master Trust 06-A3	5.30		05/21/12	1,835,000	1,770,380
Advanta Business Card Master Trust 06-A5	5.10		09/20/12	1,215,000	1,124,244
AEP Texas Central Transition Funding 06-A	4.98		07/01/15	360,000	356,230
Americredit Automobile Receivables Trust 05-AX	3.93		10/06/11	1,129,277	1,038,982
Americredit Automobile Receivables Trust 05-CF	4.63		06/06/12	141,935	131,612
Americredit Automobile Receivables Trust 05-DA	5.02		11/06/12	140,000	120,610
Americredit Automobile Receivables Trust 06-AF	5.56		09/06/11	268,997	265,906
Americredit Automobile Receivables Trust 06-AF	5.64		09/06/13	300,000	262,885
Americredit Automobile Receivables Trust 06-BG	5.21		10/06/11	352,723	343,175
Americredit Automobile Receivables Trust 06-BG	5.21		09/06/13	1,190,000	946,729
Americredit Automobile Receivables Trust 06-RM	5.42		08/08/11	1,223,028	1,131,610
Americredit Automobile Receivables Trust 06-RM	5.53		01/06/14	2,960,000	2,287,540
Americredit Automobile Receivables Trust 07-AX	1.92	(a)	10/06/13	1,775,000	1,318,670
Americredit Automobile Receivables Trust 07-CM	1.96	(a)	04/07/14	1,125,000	658,892
Americredit Automobile Receivables Trust 07-CM	5.55		04/07/14	150,000	102,742
Americredit Automobile Receivables Trust 07-DF	5.49		07/06/12	100,000	94,093
Americredit Automobile Receivables Trust 07-DF	5.56		06/06/14	280,000	227,823
Americredit Automobile Receivables Trust 08-AF	3.63	(a)	01/12/12	200,000	185,869
Americredit Automobile Receivables Trust 08-AF	6.96		10/14/14	400,000	328,711
Atlantic City Electric Transition Funding LLC 03-1	2.89		07/20/11	140,819	140,579
Bay View Auto Trust 05-LJ1	4.09		05/25/12	526,006	470,035
Capital One Auto Finance Trust 06-B	5.45		02/15/11	151,689	149,111
Capital One Auto Finance Trust 07-B	5.03		04/15/12	887,410	837,159
Caterpillar Financial Asset Trust 06-A	5.57		05/25/10	44,218	44,212
Caterpillar Financial Asset Trust 07-A	5.34		06/25/12	650,000	645,674
Charming Shoppes Master Trust 04-1A(b)	2.15	(a)	05/15/14	500,000	382,813
CIT Equipment Collateral 08-VT1	6.59		08/22/11	1,325,000	1,265,486
CIT Marine Trust 99-A	6.25		11/15/19	813,393	675,550
CIT RV Trust 99-A	6.24		08/15/15	33,360	33,369
Citibank Credit Card Issuance Trust 06-A2	4.85		02/10/11	900,000	899,561
CPS Auto Trust 04-D(b)	3.86		12/15/11	70,918	63,394
CPS Auto Trust 05-C(b)	4.79		05/15/12	364,396	336,231
CPS Auto Trust 07-A(b)	5.04		09/15/11	924,999	842,422
CPS Auto Trust 07-C(b)	5.92		05/15/14	1,584,990	1,057,486
CPS Auto Trust 08-A(b)	6.48		07/15/13	475,000	419,243
Credit Acceptance Auto Dealer Loan Trust 07-2(b)	6.16		04/15/13	842,604	781,388
Daimler Chrysler Auto Trust 06-A	5.01		01/08/11	500,000	486,615
Drive Auto Receivables Trust 06-1(b)	5.54	(d)	12/16/13	650,000	598,227
Drive Auto Receivables Trust 06-2(b)	5.30		07/15/11	84,641	84,176
DT Auto Owner Trust 07-A(b)	5.53		08/15/10	87,017	86,690
DVI Receivables Corp. 00-2	7.12		11/12/09	98,350	5,901
DVI Receivables Corp. 01-2	3.52		11/11/09	337,953	16,898
DVI Receivables Corp. 02-1	4.57		06/11/10	199,550	19,955
DVI Receivables Corp. 03-1	1.94	(a)	03/14/11	471,669	61,317
E-Trade RV & Marine Trust 04-1	3.62		10/08/18	660,699	619,414

38	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2008

	Interest Rate		Maturity Date	Face Amount	Value

(Asset Backed Securities continued)

First Auto Receivables Group Trust 03-2(b)	3.31%		09/15/10	$69,863	$67,742
Ford Credit Auto Owner Trust 07-A	5.47		06/15/12	745,000	691,091
Ford Credit Floorplan Master Owner Trust 06-3	1.65	(a)	06/15/11	1,565,000	1,499,788
Great America Leasing Receivables 06-1(b)	5.39		09/15/11	495,000	487,186
Harley-Davidson Motorcycle Trust 04-3	3.20		05/15/12	213,499	212,007
Hertz Vehicle Financing LLC 05-2(b)	5.08		11/25/11	1,350,000	1,133,023
Household Automotive Trust 05-2	4.37		05/17/10	81,131	80,883
Household Automotive Trust 06-1	5.43		06/17/11	359,970	347,705
Household Credit Card Master Note Trust 07-2	1.75	(a)	07/15/13	175,000	128,388
Key Corp Student Loan Trust 03-A	3.85	(a)	10/25/25	799,719	759,733
Long Beach Auto Receivables Trust 04-C	3.78		07/15/11	260,976	250,248
Long Beach Auto Receivables Trust 05-A	4.25		04/15/12	224,893	211,419
Long Beach Auto Receivables Trust 05-B	4.52		06/15/12	1,214,114	1,150,823
Long Beach Auto Receivables Trust 06-A	5.50		05/15/13	1,846,616	1,678,093
Long Beach Auto Receivables Trust 06-B	5.17		08/15/11	2,260,069	2,208,526
Long Beach Auto Receivables Trust 06-B	5.18		09/15/13	650,000	557,623
Long Beach Auto Receivables Trust 07-A	4.97		10/15/11	226,356	220,469
Marriott Vacation Club Owners Trust 06-1A(b)	5.74		04/20/28	196,075	160,162
Marriott Vacation Club Owners Trust 08-1A(b)	7.20		05/20/30	698,094	703,469
Navistar Financial Dealer Note Master Trust 05-A	0.58	(a)	02/25/13	500,000	450,769
Nissan Auto Receivables Owner Trust 06-B	5.16		02/15/10	43,867	43,836
ONYX Acceptance Owner Trust 05-B	4.34		05/15/12	1,636,269	1,472,072
Prestige Auto Receivables Trust 05-1A(b)	4.37		06/15/12	219,170	200,756
Prestige Auto Receivables Trust 06-1A(b)	5.25		06/17/13	873,964	795,989
Santander Drive Auto Receivables Trust 07-1	5.05		09/15/11	3,422,019	3,334,612
Santander Drive Auto Receivables Trust 07-2	2.00	(a)	08/15/14	1,350,000	1,257,610
Santander Drive Auto Receivables Trust 07-3	5.52		10/15/14	1,800,000	1,430,858
Small Business Administration 99-10B	6.00		03/01/09	2,619	2,629
Small Business Administration 02-20K	5.08		11/01/22	193,126	197,047
Small Business Administration 03-10B	3.39		03/01/13	163,141	161,793
Small Business Administration 03-P10B	5.14		08/10/13	96,458	98,514
Small Business Administration 05-10E	4.54		09/01/15	168,816	169,957
Triad Automobile Receivables Trust 06-A	4.77		01/12/11	283,633	280,380
Triad Automobile Receivables Trust 06-B	5.41		08/12/11	404,607	393,247
Triad Automobile Receivables Trust 06-B	5.52		11/12/12	125,000	106,003
Triad Automobile Receivables Trust 06-C	5.26		11/14/11	883,156	856,171
Triad Automobile Receivables Trust 06-C	5.31		05/13/13	492,000	405,438
UPFC Auto Receivables Trust 05-B	4.98		08/15/11	210,315	195,596
UPFC Auto Receivables Trust 06-A	5.49		05/15/12	282,189	262,354
UPFC Auto Receivables Trust 06-B	5.01		08/15/12	142,388	130,050
UPFC Auto Receivables Trust 07-A	5.53		07/15/13	175,000	145,205
USXL Funding LLC 06-1A(b)	5.38		04/15/14	347,532	306,834
Washington Mutual Master Note Trust 07-A4A(b)	5.20		10/15/14	925,000	677,274

Total Asset Backed Securities (Cost $55,273,630)					50,043,451

MORTGAGE BACKED SECURITIES

(20.8% of portfolio)

Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	275,282	224,934
Accredited Mortgage Loan Trust 04-3	3.92	(a)	10/25/34	30,300	29,054
ACE Securities Corp. 06-SL1	0.63	(a)	09/25/35	272,667	87,973
ACE Securities Corp. 06-ASL1	0.61	(a)	02/25/36	901,814	223,155
Adjustable Rate Mortgage Trust 05-10	5.02	(a)	01/25/36	206,746	132,157
American Business Financial Services 02-1	7.01		12/15/32	96,788	58,650
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	81,980	65,384
Amresco Residential Securities 98-1	7.57		10/25/27	117,735	117,360
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	318,380	197,961
Banc of America Funding Corp. 04-A	5.01	(a)	09/20/34	176,716	134,306
Banc of America Funding Corp. 05-G	5.24	(a)	10/20/35	1,543,714	1,156,722

Portfolio of Investments	39

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2008

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Banc of America Funding Corp. 07-5	6.50%		07/25/37	$213,166	$114,510
Banc of America Mortgage Securites Inc. 02-J	5.56	(a)	09/25/32	27,264	25,126
Banc of America Mortgage Securities Inc. 04-F	4.14	(a)	07/25/34	571,132	550,062
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	147,244	116,450
Banc of America Mortgage Securities Inc. 05-C	4.71	(a)	04/25/35	123,628	86,310
Bear Stearns Adjustable Rate Mortgage Trust 04-10	4.64	(a)	01/25/35	788,572	442,380
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.45	(a)	02/25/36	157,433	101,363
Bear Stearns ALT-A Trust 04-11	5.38	(a)	11/25/34	35,847	19,667
Bear Stearns ALT-A Trust 05-4	5.37	(a)	05/25/35	209,062	141,386
Bear Stearns ALT-A Trust 05-9	5.78	(a)	11/25/35	129,394	75,382
Bear Stearns ALT-A Trust 06-6	5.74	(a)	11/25/36	320,353	149,243
Bear Stearns Asset Backed Securities Trust 03-3	1.06	(a)	06/15/43	136,342	111,467
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	78,253	77,177
Chase Mortgage Finance Corp. 05-A1	5.41	(a)	12/25/35	79,855	55,956
Chase Mortgage Finance Corp. 06-A1	6.01	(a)	09/25/36	83,579	62,352
Chaseflex Trust 05-2	6.00		06/25/35	223,043	151,530
CITICORP Mortgage Securities, Inc. 88-11	4.59	(a)	08/25/18	46,537	42,549
CITICORP Mortgage Securities, Inc. 88-17	4.52	(a)	11/25/18	70,614	63,534
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	930,015	810,159
Citigroup Mortgage Loan Trust, Inc. 05-7	5.06	(a)	09/25/35	545,382	274,892
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	320,378	319,356
CMO Trust 17	7.25		04/20/18	1,882	1,882
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	315,562	207,765
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	64,177	54,198
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	138,520	121,811
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	483,105	394,191
Countrywide Alternative Loan Trust 05-43	5.66	(a)	10/25/35	79,576	36,894
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	988,356	921,180
Countrywide Asset Backed Certificate 06-S7	5.71		11/25/35	280,000	40,135
Countrywide Asset Backed Certificate 07-S3	0.61	(a)	05/25/37	756,084	726,324
Countrywide Asset Backed Certificates 07-S1	5.69		11/25/36	377,239	162,097
Countrywide Home Loans 03-49	4.59	(a)	12/19/33	222,272	174,297
Countrywide Home Loans 03-56	4.49		12/25/33	168,875	155,985
Countrywide Home Loans 03-J13	5.25		01/25/24	661,133	615,314
Countrywide Home Loans 05-HYB8	5.56	(a)	12/20/35	273,842	153,933
Countrywide Home Loans 06-HYB5	5.80	(a)	09/20/36	145,642	66,914
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	395,020	343,563
Credit Suisse First Boston Mortgage 03-21	1.97	(a)	09/25/33	51,508	37,979
Credit Suisse First Boston Mortgage 03-AR24	4.86	(a)	10/25/33	591,000	435,204
Credit Suisse First Boston Mortgage 04-4	5.50		06/25/15	291,790	273,474
Credit Suisse First Boston Mortgage 04-AR3	4.81	(a)	04/25/34	168,364	123,169
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	647,094	544,283
Credit Suisse First Boston Mortgage 06-1	0.60	(a)	05/25/36	1,162,790	813,533
Credit Suisse First Boston Mortgage 06-2	5.41	(a)	07/25/36	1,120,000	112,970
DLJ Mortgage Acceptance Corp. 91-3	4.78	(a)	02/20/21	48,632	48,576
FHLMC 2419	5.50		03/15/17	7,215	7,502
FHLMC 2586	3.50		12/15/32	228,942	228,532
FHLMC 2649	4.50		07/15/18	694,473	700,781
FHLMC 3061	5.50		07/15/16	499,361	522,511
FHLMC 3071	5.75		11/15/34	349,744	351,741
FHLMC 780754	4.66	(a)	08/01/33	50,844	50,810
FHLMC M80833	4.00		08/01/10	319,367	319,433
FHLMC M80848	3.00		07/01/10	242,427	239,404
FHLMC M90951	4.50		10/01/09	95,838	96,154
FHLMC R009	5.75		12/15/18	554,073	565,782
FHLMC R010	5.50		12/15/19	1,112,932	1,136,262
FHLMC R013	6.00		12/15/21	483,723	494,389
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	24,035	17,718
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	33,782	27,150

40	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2008

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

First Alliance Mortgage Loan Trust 94-3	7.83%		10/25/25	$808	$715
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	5.31	(a)	09/25/34	56,534	33,773
First Horizon Mortgage Pass-Through Trust 05-AR2	4.92	(a)	05/25/35	281,265	204,498
Flagstar Home Equity Loan Trust 07-1A(b)	5.77		01/25/35	250,000	186,144
FNMA 03-05	4.25		08/25/22	185,759	186,834
FNMA 03-38	5.00		03/25/23	201,376	204,469
FNMA 03-81	4.75		09/25/18	282,637	280,750
FNMA 03-86	4.50		09/25/18	349,354	348,045
FNMA 04-34	5.50		05/25/19	495,205	492,040
FNMA 05-14	0.77	(a)	03/25/35	37,411	36,320
FNMA 06-10	5.75		09/25/20	125,412	127,170
FNMA 813842	4.51	(a)	01/01/35	52,116	51,996
GMAC Mortgage Corp. Loan Trust 05-AR3	4.85	(a)	06/19/35	278,120	226,815
GMAC Mortgage Corp. Loan Trust 05-HE2	4.62		11/25/36	59,235	56,353
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	220,000	150,714
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	256,481
GNMA 02-15	5.50		11/20/31	98,792	100,623
GNMA 02-88	5.00		05/16/31	74,024	74,823
GNMA 03-11	4.00		10/17/29	368,301	363,431
GNMA 03-12	4.50		02/20/32	104,540	105,276
GNMA 03-26	1.49	(a)	04/16/33	52,533	50,406
GNMA 03-92	4.50		12/16/26	47,933	48,130
GNMA 04-17	4.50		12/20/33	110,246	112,592
GNMA 06-36	6.00		02/20/21	103,022	104,102
GNMA 583189	4.50		02/20/17	43,207	44,833
Green Tree Financial Corp. 98-5	6.22		03/01/30	271,832	197,591
GS Mortgage Loan Trust 03-3F	5.00		04/25/33	94,707	87,501
GS Mortgage Loan Trust 03-10	4.94	(a)	10/25/33	477,793	326,695
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	276,477	243,213
GS Mortgage Loan Trust 05-AR3	5.02	(a)	05/25/35	211,751	114,751
GS Mortgage Loan Trust 05-AR6	4.56	(a)	09/25/35	168,796	107,613
Home Equity Mortgage Loan Asset-Backed Trust 06-A	5.77		05/25/36	305,000	195,081
Home Equity Mortgage Loan Asset-Backed Trust 07-HSA2	0.60	(a)	04/25/37	169,198	162,321
Home Equity Mortgage Trust 06-1	5.30		05/25/36	1,430,000	317,934
IMPAC Secured Assets Corp. 03-3	4.20		08/25/32	497,796	425,339
Indymac Indx Mortgage Loan Trust 04-AR6	5.49	(a)	10/25/34	24,730	15,302
Indymac Indx Mortgage Loan Trust 05-AR15	5.10	(a)	09/25/35	82,226	39,479
Indymac Indx Mortgage Loan Trust 05-L1	0.67	(a)	06/25/10	564,868	387,178
JP Morgan Mortgage Trust 04-A3	4.96	(a)	07/25/34	501,644	406,057
JP Morgan Mortgage Trust 05-A2	5.20	(a)	04/25/35	1,313,351	846,717
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	207,269	132,339
Master Adjustable Rate Mortgages Trust 04-13	4.56	(a)	04/21/34	108,119	82,646
Master Adjustable Rate Mortgages Trust 05-1	5.19	(a)	01/25/35	118,019	79,037
Master Alternative Loans Trust 03-5	6.00		08/25/33	128,818	119,721
Master Asset Securitization Trust 03-6	5.00		07/25/18	94,986	92,730
Master Asset Securitization Trust 06-1	6.00		10/25/22	681,206	620,763
Merrill Lynch Mortgage Investors Trust 03-A2	4.11	(a)	02/25/33	83,890	73,141
Merrill Lynch Mortgage Investors Trust 06-SL1	0.65	(a)	09/25/36	1,026,745	319,915
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	446,521	380,196
Morgan Stanley Mortgage Loan Trust 04-4	4.75		08/25/34	30,712	30,407
Morgan Stanley Mortgage Loan Trust 05-5AR	5.53	(a)	09/25/35	80,850	40,654
Morgan Stanley Mortgage Loan Trust 06-1AR	5.85	(a)	02/25/36	232,461	123,717
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	547,649
New Century Home Equity Loan Trust 97-NC5	7.20		10/25/28	652	651
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	481,103	278,492
Oakwood Mortgage Investors, Inc. 02-A	1.45	(a)	09/15/14	279,138	132,729
Prime Mortgage Trust 05-2	5.00		07/25/20	447,865	414,835
Residential Accredit Loans, Inc. 02-QS9	1.07	(a)	07/25/32	11,402	10,071
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	107,034	85,681

Portfolio of Investments	41

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2008

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Residential Accredit Loans, Inc. 06-QS4	6.00%		04/25/36	$739,870	$437,223
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	453,829	369,106
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	136,274	102,322
Residential Asset Securitization Trust 04-A4	5.50		08/25/34	6,678	6,676
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	454,107	266,709
Residential Funding Mortgage Securities I 03-S11	3.50		06/25/18	124,364	124,003
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	286,674	278,611
Residential Funding Mortgage Securities I 03-S17	5.50		09/25/33	584,322	582,226
Residential Funding Mortgage Securities I 05-SA2	5.21	(a)	06/25/35	70,004	45,608
Residential Funding Mortgage Securities I 06-SA1	5.58	(a)	02/25/36	90,130	53,875
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	67,732	67,888
SACO I Trust 05-6	0.76	(a)	09/25/35	1,086,216	412,682
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	75	75
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	4.99	(a)	03/25/34	37,855	23,505
Structured Adjustable Rate Mortgage Loan Trust 04-4	5.45	(a)	04/25/34	2,787,920	2,016,647
Structured Adjustable Rate Mortgage Loan Trust 04-8	4.66	(a)	07/25/34	700,000	514,526
Structured Adjustable Rate Mortgage Loan Trust 04-11	5.33	(a)	08/25/34	70,358	59,929
Structured Adjustable Rate Mortgage Loan Trust 04-18	5.62	(a)	12/25/34	145,722	54,016
Structured Adjustable Rate Mortgage Loan Trust 05-11	5.37	(a)	05/25/35	638,033	332,617
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.63	(a)	02/25/36	78,406	38,666
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.62	(a)	02/25/36	397,065	283,531
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.89	(a)	05/25/36	224,737	113,474
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.89	(a)	05/25/36	232,478	120,568
Structured Asset Mortgage Investments 04-AR5	5.47	(a)	10/19/34	44,967	22,560
Structured Asset Securities Corp. 98-RF1(b)	8.60	(a)	04/15/27	70,460	70,405
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,199	69,927
Structured Asset Securities Corp. 03-21	5.50		07/25/33	218,747	203,335
Structured Asset Securities Corp. 03-37A	5.32	(a)	12/25/33	380,631	274,523
Structured Asset Securities Corp. 04-3	5.56	(a)	03/25/24	507,807	450,276
UCFC Manufactured Housing Contract 98-2	6.16		08/15/19	25,567	25,432
Vanderbilt Mortgage & Finance 03-A	2.53	(a)	05/07/26	567,817	488,644
Wachovia Mortgage Loan Trust 06-A	5.24	(a)	05/20/36	505,962	390,481
Washington Mutual Mortgage Securities Corp. 04-AR3	4.24	(a)	06/25/34	167,005	118,093
Washington Mutual Mortgage Securities Corp. 04-AR14	4.26	(a)	01/25/35	275,684	189,935
Washington Mutual Mortgage Securities Corp. 05-AR7	4.92	(a)	08/25/35	477,503	361,486
Washington Mutual Mortgage Securities Corp. 05-AR12	4.83	(a)	10/25/35	59,177	46,805
Washington Mutual MSC Mortgage Pass-ThroughCertificates 03-MS2	5.00		03/25/18	334,666	326,718
Wells Fargo Mortgage Backed Securities Trust 03-6	5.00		06/25/18	71,418	69,722
Wells Fargo Mortgage Backed Securities Trust 06-16	5.00		11/25/36	104,318	98,072
Wells Fargo Mortgage Backed Securities Trust 03-17	5.00		01/25/34	408,148	365,890
Wells Fargo Mortgage Backed Securities Trust 04-B	4.92	(a)	02/25/34	127,389	94,610
Wells Fargo Mortgage Backed Securities Trust 04-BB	4.56	(a)	01/25/35	77,512	52,768
Wells Fargo Mortgage Backed Securities Trust 04-E	4.87	(a)	05/25/34	216,182	157,233
Wells Fargo Mortgage Backed Securities Trust 04-EE	4.42	(a)	12/25/34	119,280	92,813
Wells Fargo Mortgage Backed Securities Trust 04-F	4.74	(a)	06/25/34	1,137,540	797,219
Wells Fargo Mortgage Backed Securities Trust 04-I	5.28	(a)	07/25/34	12,012	8,917
Wells Fargo Mortgage Backed Securities Trust 04-K	4.48	(a)	07/25/34	462,727	353,933
Wells Fargo Mortgage Backed Securities Trust 04-K	4.73	(a)	07/25/34	284,362	216,697
Wells Fargo Mortgage Backed Securities Trust 04-K	4.73	(a)	07/25/34	873,079	620,015
Wells Fargo Mortgage Backed Securities Trust 04-R	4.37	(a)	09/25/34	178,684	127,601
Wells Fargo Mortgage Backed Securities Trust 05-AR13	5.31	(a)	05/25/35	250,000	177,936
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.39	(a)	08/25/35	107,844	76,047
Wells Fargo Mortgage Backed Securities Trust 05-AR15	5.12	(a)	09/25/35	696,032	508,356
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.26	(a)	10/25/35	172,783	130,743
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.78	(a)	04/25/36	126,930	79,278
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.63	(a)	12/25/36	80,937	52,515

Total Mortgage Backed Securities (Cost $56,063,448)					42,251,294

42	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2008

MUNICIPAL BONDS	Interest Rate		Maturity Date	Face Amount	Value

(3.0% of portfolio)

Burlington Kansas Environmental Improvement	5.13	(a)%	09/01/35	$1,175,000	$1,208,511
Chicago Illinois Public Building Commission	7.13		01/01/10	250,000	260,070
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	405,000	408,135
Florida State Municipal Power Agency	4.87		10/01/11	1,975,000	2,004,803
Medical University South Carolina Hospital Authority	4.47		08/15/11	370,000	357,975
New York, NY City Housing Development Corp.	3.55		05/01/09	1,575,000	1,578,244
Santa Cruz County California Redevelopment Agency	7.88		09/01/30	220,000	242,024

Total Municipal Bonds (Cost $5,988,838)					6,059,762

U.S. GOVERNMENT AND AGENCY OBLIGATIONS

(4.5% of portfolio)

Bartram Trail CDC Inc.(b)	5.50	(a)	07/01/32	799,000	836,146
Federal Farm Credit Bank	4.38		05/21/13	100,000	100,045
Federal Home Loan Bank	4.30		06/10/13	100,000	100,027
Federal Home Loan Mortgage Corp.	4.35		06/03/13	100,000	101,191
Federal Home Loan Mortgage Corp.	4.25		07/23/13	170,000	170,043
Federal Home Loan Mortgage Corp.	4.00		03/04/11	105,000	105,076
Federal Home Loan Mortgage Corp.	3.50		12/14/11	100,000	100,058
Federal Home Loan Mortgage Corp.	3.50		06/28/12	100,000	100,056
Federal Home Loan Mortgage Corp.	4.00		07/16/12	150,000	150,099
Federal Home Loan Mortgage Corp.	4.00		10/01/12	152,000	152,097
Federal Home Loan Mortgage Corp.	4.30		06/17/13	200,000	202,392
Federal Home Loan Mortgage Corp.	4.35		07/02/13	100,000	101,360
Federal Home Loan Mortgage Corp.	4.00		07/09/13	100,000	100,061
Federal Home Loan Mortgage Corp.	4.00		07/15/13	370,000	370,372
Government Trust Certificate (Sri Lanka Trust)	2.01	(a)	06/15/12	175,000	174,998
Overseas Private Investment Corp.	5.30	(e)	09/15/10	250,000	289,342
Overseas Private Investment Corp.	4.91	(e)	09/15/10	2,500,000	2,783,525
Overseas Private Investment Corp.	4.10		11/15/14	550,880	562,041
Tennessee Valley Authority	4.50		10/15/13	100,000	99,744
Tennessee Valley Authority	0.00	(d)	04/15/42	775,000	681,984
U.S. Department of Housing & Urban Development	7.50		08/01/11	180,000	186,876
U.S. Department of Housing & Urban Development	3.44		08/01/11	1,375,000	1,444,842
U.S. Department of Housing & Urban Development	6.07		08/01/21	115,000	124,454

Total U.S. Government and Agency Obligations (Cost $8,630,781)					9,036,829

MONEY MARKET ACCOUNTS				Shares

(1.8% of portfolio)

SSgA Prime Money Market Fund	1.35	(f)		3,578,000	3,578,000
SSgA Money Market Fund	1.23	(f)		466	466

Total Money Market Accounts (Cost $3,578,466)					3,578,466

TOTAL INVESTMENTS IN SECURITIES (Cost $224,277,158) — 100%					$202,946,261

(a)	Variable coupon rate as of December 31, 2008.
(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $19,325,704 and represents 9.52% of total investments.
(c)	Zero coupon security, purchased at a discount.
(d)	Step coupon security, the current rate may be adjusted updwards before maturity date.
(e)	Interest is paid at maturity.
(f)	7-day yield at December 31, 2008.

Portfolio of Investments	43

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Stock Index Fund
 December 31, 2008

	Cost	Value

Investment in S&P 500 Index Master Portfolio	$38,782,974	$39,823,536

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by Barclays Global Advisors. As of December 31, 2008, the Stock Index Fund’s ownership interest in the S&P 500 Index Master Portfolio was 2.36%.

44	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Value Fund
 December 31, 2008

COMMON STOCKS	Shares	Value

(97.8% of portfolio)

CONSUMER DISCRETIONARY — 2.6%
Auto Components
Cooper Tire & Rubber Co.	440,000	$2,710,400
Multiline Retail
Dillard’s, Inc. (Class A)	367,700	1,459,769
Restaurants
Tim Hortons Inc.	231,852	6,686,612

Total Consumer Discretionary		10,856,781

CONSUMER STAPLES — 4.2%
Food Products
Dean Foods Co.(a)	634,800	11,407,356
J.M. Smucker Co. (The)	148,853	6,454,266

Total Consumer Staples		17,861,622

ENERGY — 10.3%
Energy Equipment & Services
Baker Hughes Inc.	167,000	5,355,690
Oil & Gas
Chevron Corp.	200,000	14,794,000
ConocoPhillips	226,000	11,706,800
Marathon Oil Corp.	428,000	11,710,080

Total Energy		43,566,570

FINANCIALS — 13.1%
Commercial Banks
Bank of America Corp.	230,200	3,241,216
Commerce Bancshares, Inc.	25,895	1,138,085
Fifth Third Bancorp	500,000	4,130,000
Diversified Financial Services
JPMorgan Chase & Co.	442,600	13,955,178
Insurance
Allstate Corp. (The)	285,000	9,336,600
Chubb Corp. (The)	222,000	11,322,000
Principal Financial Group, Inc.(a)	142,800	3,222,996
Unum Group	486,300	9,045,180

Total Financials		55,391,255

HEALTH CARE — 25.3%
Health Care Equipment & Supplies
Covidien Ltd.	207,600	7,523,424
Hospira, Inc.(a)	421,500	11,304,630
Pharmaceuticals
Abbott Laboratories	399,000	21,294,630
Bristol-Myers Squibb Co.	829,700	19,290,525
Pfizer Inc.	1,107,000	19,604,970
GlaxoSmithKline plc ADR	354,000	13,193,580
Schering-Plough Corp.	850,000	14,475,500

Total Health Care		106,687,259

INDUSTRIALS — 15.7%
Airlines
Southwest Airlines Co.	1,023,000	8,818,260
Commercial Services & Supplies
Avery Dennison Corp.	363,500	11,897,355
R.R. Donnelley & Sons Co.	121,700	1,652,686
Industrial Conglomerates
Honeywell International Inc.	231,100	7,587,013
Parker-Hannifin Corp.	316,462	13,462,293
Tyco International Ltd.	164,850	3,560,760
Machinery
Flowserve Corp.	95,300	4,907,950
Distributers
Applied Industrial Technologies, Inc.	130,500	2,469,060
Genuine Parts Co.	315,400	11,941,044

Total Industrials		66,296,421

INFORMATION TECHNOLOGY — 16.7%
Communications Equipment
Cisco Systems, Inc.(a)	769,000	12,534,700
Computers & Peripherals
Dell Inc.(a)	1,262,000	12,922,880
Hewlett-Packard Co.	354,000	12,846,660
Electronic Equipment, Instruments & Components
Motorola, Inc.	1,042,000	4,616,060
Tyco Electronics Ltd.	164,850	2,672,219
IT Services
SAIC, Inc.(a)	553,000	10,772,440
Semiconductors & Semiconductor Equipment
Intel Corporation	978,000	14,337,480

Total Information Technology		70,702,439

MATERIALS — 6.5%
Chemicals
Dow Chemical Co. (The)	651,900	9,837,171
Containers & Packaging
Bemis Co., Inc.	433,600	10,267,648
Pactiv Corp.(a)	301,200	7,493,856

Total Materials		27,598,675

UTILITIES — 3.4%
Gas Utilities
El Paso Corp.	701,664	5,494,029
Multi-Utilities
Questar Corp.	271,000	8,858,990

Total Utilities		14,353,019

Total Common Stocks (Cost $438,152,177)		413,314,041

MONEY MARKET ACCOUNTS

(2.2% of portfolio)

SSgA Prime Money Market Fund, 1.35%(b)	9,219,000	9,219,000
SSgA Money Market Fund, 1.23%(b)	267	267

Total Money Market Accounts (Cost $9,219,267)		9,219,267

TOTAL INVESTMENTS IN SECURITIES (Cost $447,371,444) — 100%		$422,533,308

(a)	Non-income producing.

(b)	7-day yield at December 31, 2008.

ADR–American Depository Receipt

Portfolio of Investments	45

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Growth Fund
 December 31, 2008

COMMON STOCKS	Shares	Value

(98.9% of portfolio)

CONSUMER DISCRETIONARY — 12.0%
Diversified Consumer Services
Apollo Group Inc. (Class A)(a)	450	$34,479
Hotels, Restaurants & Liesure
International Game Technology	3,500	41,615
MGM Mirage Inc.(a)	2,200	30,272
Marriott International Inc. (Class A)	6,300	122,535
Yum Brands Inc.	2,100	66,150
Internet & Catalog Retail
Amazon.com Inc.(a)	5,550	284,604
Expedia Inc.(a)	5,400	44,496
Multiline Retail
Kohls Corp.(a)	2,300	83,260
Specialty Retail
Bed Bath & Beyond(a)	3,800	96,596

Total Consumer Discretionary		804,007

CONSUMER STAPLES — 2.7%
Food Products
Walmart Stores Inc.	3,200	179,392

Total Consumer Staples		179,392

ENERGY — 5.1%
Energy Equipment & Services
Schlumberger Ltd.	3,900	165,087
Oil, Gas,& Consumable Fuels
EOG Resources Inc.	1,300	86,554
Petroleo Brasileiro S.A. ADR	1,800	36,738
Suncor Energy Inc.	2,600	50,700

Total Energy		339,079

FINANCIALS — 6.8%
Capital Markets
Franklin Resources Inc.	1,200	76,536
Goldman Sachs Group Inc.	1,150	97,049
Morgan Stanley	2,600	41,704
Charles Schwab Corp.	3,500	56,595
State Street Corp.	2,900	114,057
Commercial Banks
Wells Fargo Company	2,300	67,804

Total Financials		453,745

HEALTH CARE — 22.7%
Biotechnology
Amgen Inc.(a)	950	54,863
Celgene Corp.(a)	2,250	124,380
Genentech Inc.(a)	2,600	215,566
Gilead Sciences Inc.(a)	6,250	319,625
Health Care Equipment & Supplies
Baxter International Inc.	1,100	58,949
Medtronic Inc.	3,200	100,544
Stryker Corp.(a)	1,900	75,905
Health Care Providers & Services
Humana Inc.(a)	1,200	44,736
McKesson Corp.	2,500	96,825
Medco Health Solutions Inc.(a)	4,700	196,977
Pharmaceuticals
Allergan Inc.	3,200	129,024
Wyeth Corp.	2,800	105,028

Total Health Care		1,522,422

INDUSTRIALS — 7.1%
Aerospace & Defense
Lockheed Martin Corp.	550	46,244
Air Freight & Logistics
Expeditors International of Washington Inc.	3,200	106,464
United Parcel Services, Inc. (Class B)	700	38,612
Machinery
Danaher Corp.	5,100	288,711

Total Industrials		480,031

INFORMATION TECHNOLOGY — 31.5%
Communications Equipment
Cisco Systems, Inc.(a)	14,800	241,240
Qualcomm Inc.	6,600	236,478
Research In Motion, Ltd.(a)	1,850	75,073
Computers & Peripherals
Apple Inc.(a)	2,800	238,980
Electronic Equipment, Instruments & Components
First Solar Inc.(a)	140	19,314
Sunpower Corp. (Class B)(a)	1,500	45,660
Internet Software & Services
Google Inc. (Class A)(a)	650	199,973
Verisign Inc.(a)	1,900	36,252
IT Services
Accenture Ltd. (Class A)	6,300	206,577
Semiconductors & Semiconductor Equipment
Broadcom Corp. (Class A)(a)	6,700	113,699
Xilinx Inc.	6,600	117,612
Marvell Technology Group Ltd.(a)	17,600	117,392
ASML Holding NV NY ADR	6,000	108,420
Software
Autodesk Inc.(a)	2,700	53,055
Electronic Arts Inc.(a)	3,500	56,140
Microsoft Corp.	5,500	106,920
Nintendo Ltd. ADR	1,100	52,525
Salesforce Com Inc.(a)	2,700	86,427

Total Information Technology		2,111,737

46	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Growth Fund (continued)
 December 31, 2008

	Shares	Value

(Common Stocks continued)

MATERIALS — 2.7%
Chemicals
Monsanto Co.	600	$42,210
Praxair Inc.	2,400	142,464

Total Materials		184,674

TELECOMMUNICATION SERVICES — 6.8%
Wireless Telecommunication Services
American Tower Corp. (Class A)(a)	8,800	258,016
Crown Castle International Corp.(a)	4,700	82,626
MetroPCS Communications Inc.(a)	7,900	117,315

Total Telecommunication Services		457,957

UTILITIES — 1.5%
Independent Power Producers & Energy Traders
NRG Energy Inc.(a)	4,200	97,985

Total Utilities		97,985

Total Common Stocks (Cost $5,900,728)		6,631,029

MONEY MARKET ACCOUNTS	Shares	Value

(1.1% of portfolio)

SSgA Prime Money Market Fund, 1.35%(b)	70,000	$70,000
SSgA Money Market Fund, 1.23%(b)	786	786

Total Money Market Accounts (Cost $70,786)		70,786

TOTAL INVESTMENTS IN SECURITIES (Cost $5,971,514) — 100%		$6,701,815

(a)	Non-income producing.

(b)	7-day yield at December 31, 2008.

ADR–American Depository Receipt

Portfolio of Investments	47

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
 December 31, 2008

COMMON STOCKS	Shares	Value

(93.6% of portfolio)

CONSUMER DISCRETIONARY — 16.5%
Auto Components
Cooper Tire & Rubber Co.	150,100	$924,616
Restaurants
Brinker International, Inc.	245,000	2,582,300
Cracker Barrel Old Country Store, Inc.	53,100	1,093,329
O’Charley’s Inc.	20,660	41,320
Specialty Retail
Nordstrom, Inc.	120,000	1,597,200
Sally Beauty Holdings, Inc.(a)	214,000	1,217,660

Total Consumer Discretionary		7,456,425

CONSUMER STAPLES — 10.4%
Food Distribution
United Natural Foods, Inc.(a)	60,100	1,070,982
Food Products
J.M. Smucker Co. (The)	40,868	1,772,036
Personal Products
Alberto-Culver Co. (Class A)	76,000	1,862,760

Total Consumer Staples		4,705,778

ENERGY — 4.7%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	796,250
Oil & Gas
Cimarex Energy Co.	49,400	1,322,932

Total Energy		2,119,182

FINANCIALS — 17.4%
Commercial Banks
Astoria Financial Corp.	45,000	741,600
Cardinal Financial Corp.	184,000	1,046,960
City Bank (Lynnwood WA)	56,400	293,280
First National Bancshares, Inc.(a)	59,597	122,770
Middleburg Financial Corp.	75,400	1,060,124
National Bankshares, Inc. (Virginia)	86,000	1,670,980
Southcoast Financial Corp.(a)	51,370	214,727
Valley National Bancorp	100,890	2,043,022
Diversified Financial Services
Asset Acceptance Capital Corp.(a)	131,600	672,476

Total Financials		7,865,939

HEALTH CARE — 1.2%
Health Care Equipment & Supplies
STERIS Corp.	23,000	549,470

Total Health Care		549,470

INDUSTRIALS — 27.5%
Aerospace & Defense
Triumph Group, Inc.	38,900	1,651,694
Electrical Equipment
Rofin-Sinar Technologies Inc.(a)	49,700	1,022,826
Industrial Conglomerates
Carlisle Companies, Inc.	80,900	1,674,630
CLARCOR Inc.	46,200	1,532,916
Standex International Corp.	19,500	386,880
Machinery
Flowserve Corp.	14,500	746,750
Manitowoc Co., Inc.	225,200	1,950,232
Regal-Beloit Corp.	43,500	1,652,565
Distributers
Applied Industrial Technologies, Inc.	93,450	1,768,074

Total Industrials		12,386,567

INFORMATION TECHNOLOGY — 6.1%
Communications Equipment
Belden, Inc.	86,750	1,811,340
Computers & Peripherals
Western Digital Corp.(a)	80,000	916,000

Total Information Technology		2,727,340

MATERIALS — 7.9%
Chemicals
Westlake Chemical Corp.	110,700	1,803,303
Containers & Packaging
Pactiv Corp.(a)	70,000	1,741,600

Total Materials		3,544,903

UTILITIES — 1.9%
Multi-Utilities
Questar Corp.	26,600	869,554

Total Utilities		869,554

Total Common Stocks (Cost $47,245,941)		42,225,158

MONEY MARKET ACCOUNTS

(6.4% of portfolio)

SSgA Prime Money Market Fund, 1.35%(b)	2,189,000	2,189,000
SSgA Money Market Fund, 1.23%(b)	687,939	687,939

Total Money Market Accounts (Cost $2,876,939)		2,876,939

TOTAL INVESTMENTS IN SECURITIES (Cost $50,122,880) — 100%		$45,102,097

(a)	Non-income producing.
(b)	7-day yield at December 31, 2008.

48	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS International Value Fund
 December 31, 2008

COMMON STOCKS	Shares	Value

(92.7% of portfolio)

BRAZIL—1.4%
Companhia Vale Do Rio Doce ADR	19,200	$232,512
Embraer-Empresa Brasileira de Aeronautica SA ADR	64,800	1,050,408

Total Brazil		1,282,920

BRITAIN—16.2%
AstraZeneca PLC	43,800	1,774,717
British Sky Broadcasting Group PLC	286,800	1,995,461
GlaxoSmithKline PLC	95,000	1,763,618
Kingfisher PLC	676,700	1,323,441
Pearson PLC	188,400	1,748,455
Unilever PLC	113,100	2,570,255
Vodafone Group PLC	1,210,374	2,436,620
WPP Group PLC	227,700	1,327,318

Total Britain		14,939,885

FRANCE—9.5%
AXA SA	83,900	1,870,525
Cap Gemini	34,100	1,314,329
Compagnie de Saint-Gobain	19,100	900,853
Schneider Electric SA	23,200	1,732,955
Vivendi SA	89,700	2,920,422

Total France		8,739,084

GERMANY—6.0%
Adidas AG	25,100	965,351
Bayerische Motoren Werke AG	34,000	1,045,120
Deutsche Post AG REG	97,400	1,647,813
Siemens AG REG	25,300	1,894,982

Total Germany		5,553,266

ITALY—5.7%
Eni SpA	95,600	2,265,326
Finmeccanica SpA	126,240	1,933,825
UniCredit SpA	433,200	1,078,471

Total Italy		5,277,622

JAPAN—21.8%
Bridgestone Corp.	71,700	1,076,849
Daiichi Sankyo Co., Ltd.	58,300	1,385,768
Daito Trust Construction Co., Ltd.	61,900	3,241,163
Mitsubishi UFJ Financial Group, Inc.	360,700	2,238,116
Mitsui Sumitomo Insurance Co., Ltd.	69,455	2,215,160
Shin Etsu Chemical Co., Ltd.	28,500	1,307,177
Sumitomo Corp.	240,400	2,118,702
Sumitomo Trust & Banking Co.	438,900	2,597,570
Takeda Pharmaceutical Co., Ltd.	35,400	1,836,284
Toyota Motor Corp.	63,100	2,065,441

Total Japan		20,082,231

NETHERLANDS—1.0%
ING Groep NV	88,900	929,288

Total Netherlands		929,288

NORWAY—2.8%
Norsk Hydro ASA	207,400	837,610
StatoilHydro ASA	103,695	1,707,885

Total Norway		2,545,495

REPUBLIC OF SOUTH KOREA—1.9%
Samsung Electronics Ltd.	4,902	1,780,003

Total Republic of South Korea		1,780,003

SINGAPORE—3.2%
Singapore Airlines	165,900	1,302,305
Singapore Telecommunications, Ltd.	901,600	1,605,317

Total Singapore		2,907,622

SPAIN—6.8%
BBV Argentaria SA	94,300	1,157,112
Iberdrola SA	137,700	1,278,571
Telefonica SA	170,100	3,812,871

Total Spain		6,248,554

SWEDEN—1.7%
Ericsson LM (Class B)	112,900	865,887
Sandvik AB	111,800	710,261

Total Sweden		1,576,148

SWITZERLAND—12.3%
Adecco SA REG	40,200	1,364,468
Givaudan SA REG	2,555	2,012,720
Nestle SA REG	76,000	2,995,356
Novartis AG REG	59,000	2,956,165
Swiss Re REG	41,100	1,996,693

Total Switzerland		11,325,402

TAIWAN—2.4%
Taiwan Semiconductor SP ADR	286,291	2,261,699

Total Taiwan		2,261,699

Total Common Stocks (Cost $126,010,151)		85,449,219

MONEY MARKET ACCOUNTS

(7.3% of portfolio)

SSgA Prime Money Market Fund, 1.35% (a)	4,615,000	4,615,000
SSgA Money Market Fund, 1.23% (a)	2,099,967	2,099,967

Total Money Market Accounts (Cost $6,714,967)		6,714,967

TOTAL INVESTMENTS IN SECURITIES (Cost $132,725,118)—100%		$92,164,186

(a)	7-day yield at December 31, 2008.

ADR-American Depository Receipt

BR-Bearer shares

REG-Registered shares

Portfolio of Investments	49

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

		Short-Term
	Daily	Government	Short-Term
ASSETS	Income Fund	Securities Fund	Bond Fund

Investments in securities, at value (cost: $182,129,285; $54,450,735; $224,277,158; $38,782,974; $447,371,444; $5,971,514; $50,122,880; $132,725,118)	$182,129,285	$55,848,808	$202,946,261
Cash	—	—	—
Receivables
Investment securities sold	—	—	—
Dividends and interest	34,833	543,539	1,572,313
Capital shares sold	84,605	31,493	63,321
Due from RE Advisers	—	—	—
Prepaid expenses	61,654	12,758	39,796

Total assets	182,310,377	56,436,598	204,621,691

LIABILITIES

Payables
Investment securities purchased	—	—	—
Accrued expenses	58,347	42,270	99,705
Due to Board Members	1,718	445	2,203
Due to RE Advisers	142,806	26,413	135,927
Capital shares redeemed	94,005	4,100	26,191
Dividends	2,510	9,581	25,732

Total liabilities	299,386	82,809	289,758

NET ASSETS	$182,010,991	$56,353,789	$204,331,933

NET ASSETS CONSIST OF:

Unrealized appreciation (depreciation) of investments	$—	$1,398,073	$(21,330,897)
Undistributed net income (loss)	(1,718)	(445)	(2,203)
Undistributed net realized gain (loss) from investments and futures transactions	(69)	—	(134,284)
Paid-in-capital applicable to outstanding shares of 182,012,668 of Daily Income Fund,10,704,185 of Short-Term Government Securities Fund, 43,324,330 of Short-Term Bond Fund, 5,988,763 of Stock Index Fund, 19,187,310 of Value Fund, 2,026,583 of Growth Fund, 3,812,303 of Small-Company Stock Fund, and 15,703,365 of International Value Fund	182,012,778	54,956,161	225,799,317

NET ASSETS	$182,010,991	$56,353,789	$204,331,933

NET ASSET VALUE PER SHARE	$1.00	$5.26	$4.72

50	Statements of Assets and Liabilities

The accompanying notes are an integral part of these financial statements.

			Small-Company	International
Stock Index Fund	Value Fund	Growth Fund	Stock Fund	Value Fund

$39,823,536	$422,533,308	$6,701,815	$45,102,097	$92,164,186
—	—	—	—	3,547

—	—	17,212	—	—
—	1,222,981	6,288	42,025	279,948
3,548	324,958	933	5,220	434,787
—	—	5,327	—	—
14,007	89,374	10,285	11,406	24,963

39,841,091	424,170,621	6,741,860	45,160,748	92,907,431

—	—	22,562	—	—
24,505	139,556	10,990	50,726	51,918
556	6,165	90	644	1,278
22,410	329,699	—	43,330	74,059
—	352,367	1,000	16,161	22,169
7,426	602,874	165	8,677	42,073

54,897	1,430,661	34,807	119,538	191,497

$39,786,194	$422,739,960	$6,707,053	$45,041,210	$92,715,934

$1,040,562	$(24,838,136)	$730,301	$(5,020,783)	$(40,560,932)
(556)	(4,899)	(90)	(233)	35,955

(9,561,779)	(19,822,198)	(3,582,212)	(1,360,004)	(5,726,220)

48,307,967	467,405,193	9,559,054	51,422,230	138,967,131

$39,786,194	$422,739,960	$6,707,053	$45,041,210	$92,715,934

$6.64	$22.03	$3.31	$11.81	$5.90

Statements of Assets and Liabilities	51

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2008

		Short-Term
	Daily	Government	Short-Term
INVESTMENT INCOME	Income Fund	Securities Fund	Bond Fund

Interest	$4,782,005	$1,810,897	$13,959,909
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—

Total investment income	4,782,005	1,810,897	13,959,909

EXPENSES

Management fees	861,748	214,223	1,332,649
Shareholder servicing fees	123,511	61,041	137,090
Custodian and accounting fees	47,496	55,085	149,187
Legal and audit fees	44,489	16,370	61,055
Directors and Board meeting expenses	29,252	8,075	39,357
Registration fees	26,675	20,155	25,893
Printing	12,433	4,718	17,779
Insurance	11,251	2,971	20,260
Communication	8,525	3,730	11,831
Other expenses	7,540	2,387	3,960
Temporary Treasury Guarantee Program participation fee	17,339	—	—
Administration fees	—	—	—

Total expenses	1,190,259	388,755	1,799,061

Less fees waived and expenses reimbursed by RE Advisers	—	(32,310)	(21,802)

Net expenses	1,190,259	356,445	1,777,259

NET INVESTMENT INCOME (LOSS)	3,591,746	1,454,452	12,182,650

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments (loss)	(179,758)	125,977	(16,169)
Net change in unrealized appreciation (depreciation)	—	991,251	(20,207,551)

NET GAIN (LOSS) ON INVESTMENTS	(179,758)	1,117,228	(20,223,720)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,411,988	$2,571,680	$(8,041,070)

(a)	Represents realized and unrealized gain on investments allocated from the master portfolio.

52	Statements of Operations

			Small-Company	International
Stock Index Fund	Value Fund	Growth Fund	Stock Fund	Value Fund

$—	$394,700	$1,390	$181,793	$212,543
—	15,144,054	25,232	998,774	4,226,078

1,266,985	—	—	—	—
(26,379)	—	—	—	—

1,240,606	15,538,754	26,622	1,180,567	4,438,621

—	3,039,784	22,688	507,310	897,283
82,976	448,899	51,087	130,130	93,508
10,817	137,652	7,004	27,524	98,807
13,875	135,743	2,025	15,770	33,604
8,180	101,893	1,589	12,214	22,500
14,863	25,609	15,746	17,419	20,414
8,087	54,780	3,404	13,293	11,071
3,962	53,218	678	5,583	10,723
6,984	42,077	3,410	11,936	7,881
3,359	36,590	839	5,024	7,516
131,547	—	—	—	—

284,650	4,076,245	108,470	746,203	1,203,307

—	—	(30,955)	—	(28,674)

284,650	4,076,245	77,515	746,203	1,174,633

955,956	11,462,509	(50,893)	434,364	3,263,988

(3,254,917)(a)	(19,485,205)	(3,312,931)	(1,360,004)	(3,789,485)
(21,202,397)(a)	(249,903,804)	(1,003,598)	(22,558,481)	(50,517,167)

(24,457,314)	(269,389,009)	(4,316,529)	(23,918,485)	(54,306,652)

$(23,501,358)	$(257,926,500)	$(4,367,422)	$(23,484,121)	$(51,042,664)

Statements of Operations	53

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund
	Year Ended	Year Ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2008	2007

Operations
Net investment income (loss)	$3,591,746	$6,275,797
Net realized gain (loss) on investments	(179,758)	—
Net change in unrealized appreciation (depreciation)	—	—

Increase (decrease) in net assets from operations	3,411,988	6,275,797

Distributions to Shareholders
Net investment income	(3,593,464)	(6,275,797)
Net realized gain on investments	—	—

Total distributions to shareholders	(3,593,464)	(6,275,797)

Capital Share Transactions
Net capital share transactions (See Note 6)	32,691,790	21,677,791
Redemption fees received (See Note 5)	—	—

Increase (decrease) in net assets from capital transactions	32,691,790	21,677,791

Capital Contributions (See Note 5)	197,781	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,708,095	21,677,791

NET ASSETS
Beginning of period	149,302,896	127,625,105

End of period	$182,010,991	$149,302,896

	Value Fund
	Year Ended	Year Ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2008	2007

Operations
Net investment income (loss)	$11,462,509	$16,498,362
Net realized gain (loss) on investments	(19,485,205)	16,453,418
Net change in unrealized appreciation (depreciation)	(249,903,804)	(11,680,199)

Increase (decrease) in net assets from operations	(257,926,500)	21,271,581

Distributions to Shareholders
Net investment income	(11,468,058)	(16,498,650)
Net realized gain on investments	—	(16,451,706)

Total distributions to shareholders	(11,468,058)	(32,950,356)

Capital Share Transactions
Net capital share transactions (See Note 7)	(31,319,413)	85,599,551
Redemption fees received (See Note 5)	48,114	7,388

Increase (decrease) in net assets from capital transactions	(31,271,299)	85,606,939

Capital Contributions (See Note 5)	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(300,665,857)	73,928,164

NET ASSETS
Beginning of period	723,405,817	649,477,653

End of period	$422,739,960	$723,405,817

54	Statements of Changes in Net Assets

Short-Term Government
Securities Fund		Short-Term Bond Fund		Stock-Index Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008	2007	2008	2007

$1,454,452	$1,535,143	$12,182,650	$9,412,245	$955,956	$878,438
125,977	(148)	(16,169)	61,530	(3,254,917)	2,318,036
991,251	499,165	(20,207,551)	181,548	(21,202,397)	19,301,373

2,571,680	2,034,160	(8,041,070)	9,655,323	(23,501,358)	22,497,847

(1,455,301)	(1,536,047)	(12,209,670)	(9,431,264)	(1,284,772)	(835,078)
(126,780)	—	—	—	—	—

(1,582,081)	(1,536,047)	(12,209,670)	(9,431,264)	(1,284,772)	(835,078)

15,901,398	(1,814,626)	(4,008,424)	19,884,674	2,238,771	(15,839,160)
—	—	—	—	1,446	—

15,901,398	(1,814,626)	(4,008,424)	19,884,674	2,240,217	(15,839,160)

—	—	—	—	—	—

16,890,997	(1,316,513)	(24,259,164)	20,108,733	(22,545,913)	5,823,609

39,462,792	40,779,305	228,591,097	208,482,364	62,332,107	56,508,498

$56,353,789	$39,462,792	$204,331,933	$228,591,097	$39,786,194	$62,332,107

Growth Fund		Small-Company Stock Fund		International Value Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008	2007	2008	2007

$(50,893)	$(74,315)	$434,364	$671,989	$3,263,988	$3,311,581
(3,312,931)	341,445	(1,360,004)	3,342,560	(3,789,485)	6,675,448
(1,003,598)	994,615	(22,558,481)	(3,148,720)	(50,517,167)	(2,590,173)

(4,367,422)	1,261,745	(23,484,121)	865,829	(51,042,664)	7,396,856

—	—	(434,597)	(672,227)	(5,414,249)	(3,888,615)
(311,255)	(383,354)	—	(3,342,759)	(1,718,258)	(5,115,884)

(311,255)	(383,354)	(434,597)	(4,014,986)	(7,132,507)	(9,004,499)

2,383,078	1,344,498	2,046,596	6,540,866	9,910,639	50,673,318
1,394	1,915	3,639	2,519	9,628	1,877

2,384,472	1,346,413	2,050,235	6,543,385	9,920,267	50,675,195

—	—	—	—	—	—

(2,294,205)	2,224,804	(21,868,483)	3,394,228	(48,254,904)	49,067,552

9,001,258	6,776,454	66,909,693	63,515,465	140,970,838	91,903,286

$6,707,053	$9,001,258	$45,041,210	$66,909,693	$92,715,934	$140,970,838

Statements of Changes in Net Assets	55

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations
Net investment income	0.02	0.05	0.04	0.02	0.01	(a,b)
Net realized and unrealized gain (loss) on investments	— (c)	—	—	—	—
Capital contribution	— (c)	—	—	—	—

Total from investment operations	0.02	0.05	0.04	0.02	0.01

Distributions
Net investment income	(0.02)	(0.05)	(0.04)	(0.02)	(0.01)
Net realized gain	—	—	—	—	—

Total distributions	(0.02)	(0.05)	(0.04)	(0.02)	(0.01)

NET ASSET VALUE, END OF YEAR	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	2.14%	4.62%	4.37%	2.49%	0.65	%(a,b)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$182,011	$149,303	$127,625	$105,123	$90,279
Ratio of gross expenses before voluntary expense limitation to average net assets	0.69%	0.71%	0.74%	0.76%	0.79%
Ratio of net investment income to average net assets	2.08%	4.52%	4.30%	2.48%	0.66	%(a,b)
Ratio of expenses to average net assets	0.69%	0.71%	0.74%	0.76%	0.75	%(a,b)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	For the period July 1, 2003 to June 30, 2004 RE Advisers voluntarily reduced the amount of the expense limitation from 0.80% to 0.70%. On July 1, 2004 RE Advisers reinstated the expense limitation of 0.80% as set forth in the Expense Limitation Agreement with RE Advisers.

(c)	Less than $0.01 per share.

56	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$5.17	$5.10	$5.06	$5.11	$5.16

Income from investment operations
Net investment income (a)	0.16	0.20	0.14	0.13	0.10
Net realized and unrealized gain (loss) on investments	0.10	0.07	0.05	(0.05)	(0.05)

Total from investment operations	0.26	0.27	0.19	0.08	0.05

Distributions
Net investment income	(0.16)	(0.20)	(0.14)	(0.13)	(0.10)
Net realized gain	(0.01)	—	(0.01)	— (b)	—

Total distributions	(0.17)	(0.20)	(0.15)	(0.13)	(0.10)

NET ASSET VALUE, END OF YEAR	$5.26	$5.17	$5.10	$5.06	$5.11

TOTAL RETURN (a)	5.16%	5.50%	3.87%	1.65%	1.03%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$56,354	$39,463	$40,779	$39,953	$43,296
Ratio of gross expenses before voluntary expense limitation to average net assets	0.82%	0.87%	0.87%	0.83%	0.82%
Ratio of net investment income to average net assets (a)	3.06%	4.00%	2.89%	2.59%	1.98%
Ratio of expenses to average net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	50%	47%	30%	31%	41%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than $.01 per share.

Financial Highlights	57

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31, 2007
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$5.17	$5.16	$5.13	$5.17	$5.23

Income from investment operations
Net investment income (a)	0.27	0.22	0.19	0.16	0.15	(b)
Net realized and unrealized gain (loss) on investments	(0.45)	0.01	0.03	(0.04)	(0.06)

Total from investment operations	(0.18)	0.23	0.22	0.12	0.09

Distributions
Net investment income	(0.27)	(0.22)	(0.19)	(0.16)	(0.15)
Net realized gain	—	—	—	—	—

Total distributions	(0.27)	(0.22)	(0.19)	(0.16)	(0.15)

NET ASSET VALUE, END OF YEAR	$4.72	$5.17	$5.16	$5.13	$5.17

TOTAL RETURN (a)	(3.52)%	4.62%	4.38%	2.29%	1.65	%(b)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$204,332	$228,591	$208,482	$199,441	$202,388
Ratio of gross expenses before voluntary expense limitation to average net assets	0.81%	0.82%	0.84%	0.83%	0.82%
Ratio of net investment income to average net assets (a)	5.49%	4.33%	3.71%	3.04%	2.75	%(b)
Ratio of expenses to average net assets (a)	0.80%	0.80%	0.80%	0.80%	0.75	%(b)
Portfolio turnover rate	56%	41%	40%	34%	45%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	On December 1, 2004 RE Advisers increased the amount of the expense limitation from 0.75% to 0.80%.

58	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$10.94	$10.57	$9.30	$9.03	$8.29

Income from investment operations
Net investment income	0.17	0.15	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	(4.25)	0.37	1.27	0.27	0.74

Total from investment operations	(4.08)	0.52	1.40	0.38	0.84

Distributions
Net investment income	(0.22)	(0.15)	(0.13)	(0.11)	(0.10)
Net realized gain	—	—	—	—	—

Total distributions	(0.22)	(0.15)	(0.13)	(0.11)	(0.10)

NET ASSET VALUE, END OF YEAR	$6.64	$10.94	$10.57	$9.30	$9.03

TOTAL RETURN	(37.41)%	4.91%	15.01%	4.23%	10.15%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$39,786	$62,332	$56,508	$47,547	$44,364
Ratio of gross expenses before voluntary expense limitation to average net assets	0.59%	0.64%	0.68%	0.64%	0.75%
Ratio of net investment income to average net assets	1.82%	1.44%	1.32%	1.25%	1.31%
Ratio of expenses to average net assets	0.59%	0.64%	0.68%	0.64%	0.75%
Portfolio turnover rate (a)	N/A	N/A	N/A	N/A	N/A

(a)	See Appendix A for the portfolio turnover of the S&P 500 Index Master Portfolio.

Financial Highlights	59

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$35.48	$35.94	$32.78	$30.44	$27.52

Income from investment operations
Net investment income	0.59	0.83	0.57	0.42	0.35
Net realized and unrealized gain (loss) on investments	(13.45)	0.37	5.25	2.90	3.68

Total from investment operations	(12.86)	1.20	5.82	3.32	4.03

Distributions
Net investment income	(0.59)	(0.83)	(0.57)	(0.42)	(0.35)
Net realized gain	—	(0.83)	(2.09)	(0.56)	(0.76)

Total distributions	(0.59)	(1.66)	(2.66)	(0.98)	(1.11)

NET ASSET VALUE, END OF YEAR	$22.03	$35.48	$35.94	$32.78	$30.44

TOTAL RETURN	(36.43)%	3.25%	17.82%	10.94%	14.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$422,740	$723,406	$649,478	$469,598	$402,346
Ratio of net investment income to average net assets	1.96%	2.23%	1.68%	1.33%	1.23%
Ratio of expenses to average net assets	0.70%	0.66%	0.71%	0.76%	0.82%
Portfolio turnover rate	6%	4%	13%	8%	8%

60	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Growth Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2008		2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$5.87		$5.22	$5.06	$5.44	$5.00

Income from investment operations
Net investment loss	(0.03)		(0.05)	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	(2.37)		0.91	0.35	0.04	0.46

Total from investment operations	(2.40)		0.86	0.28	(0.02)	0.44

Distributions
Net investment income	—		—	—	—	—
Net realized gain	(0.16)		(0.21)	(0.12)	(0.36)	—

Total distributions	(0.16)		(0.21)	(0.12)	(0.36)	—

NET ASSET VALUE, END OF YEAR	$3.31		$5.87	$5.22	$5.06	$5.44

TOTAL RETURN	(40.93	)%(a)	17.55%	5.48%	0.07%	8.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$6,707		$9,001	$6,776	$6,851	$6,816
Ratio of gross expenses before voluntary expense limitation to average net assets	1.30%		1.26%	1.50%	1.43%	1.50%
Ratio of net investment income (loss) to average net assets	(0.61	)%(a)	(0.93)%	(1.16)%	(1.07)%	(0.44)%
Ratio of expenses to average net assets	0.93	%(a)	1.26%	1.50%	1.43%	1.50%
Expense ratio of underlying exchange traded fund	0.18	%(b)	0.20%	0.20%	0.20%	0.20%
Effective expense ratio	1.11%		1.46%	1.70%	1.63%	1.70%
Portfolio turnover rate	96	%(c)	19%	27%	26%	55%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers. On April 29, 2008 the expense limitation agreement was revised from 1.50% to 0.75%. Further, on December 5, 2008 the expense limitation agreement was revised from 0.75% to 0.95%.
(b)	On December 5, 2008, the Nasdaq-100 Index Tracking Stocksm Fund changed its name, investment strategy and objective. At that time the Fund sold its entire position in PowerShares QQQ, the underlying exchange traded fund. The expense ratio of the underlying exchange traded fund is prorated for January 1, 2008 to December 4, 2008.
(c)	The portfolio turnover is unusually high because on December 5, 2008, the Nasdaq-100 Tracking Stocksm Fund sold its entire position in the PowerShares QQQ and invested the entire portfolio in individual securities with a new investment strategy and objective.

Financial Highlights	61

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$18.16	$19.06	$17.00	$15.69	$13.89

Income from investment operations
Net investment income (loss)	0.11	0.19	0.23	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	(6.35)	0.06	2.60	1.44	1.85

Total from investment operations	(6.24)	0.25	2.83	1.49	1.84

Distributions
Net investment income	(0.11)	(0.19)	(0.23)	(0.05)	—
Net realized gain	—	(0.96)	(0.54)	(0.13)	(0.04)

Total distributions	(0.11)	(1.15)	(0.77)	(0.18)	(0.04)

NET ASSET VALUE, END OF YEAR	$11.81	$18.16	$19.06	$17.00	$15.69

TOTAL RETURN	(34.33)%	1.36%	16.69%	9.52%	13.24%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$45,041	$66,910	$63,515	$47,871	$38,937
Ratio of gross expenses before voluntary expense limitation to average net assets	1.25%	1.19%	1.23%	1.30%	1.37%
Ratio of net investment income (loss) to average net assets	0.73%	0.99%	1.29%	0.34%	(0.07)%
Ratio of expenses to average net assets	1.25%	1.19%	1.23%	1.30%	1.37%
Portfolio turnover rate	26%	18%	5%	9%	6%

62	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Value Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2008		2007		2006		2005		2004

NET ASSET VALUE, BEGINNING OF YEAR	$9.84		$9.72		$7.79		$9.48		$8.36

Income from investment operations
Net investment income	0.23		0.36	(a)	0.05	(a)	0.36		0.07	(a)
Net realized and unrealized gain on investments	(3.68)		0.44		1.96		1.00		1.40
Capital contribution	—		—		—		—		0.03

Total from investment operations	(3.45)		0.80		2.01		1.36		1.50

Distributions
Net investment income	(0.37)		(0.29)		(0.07)		(0.16)		(0.15)
Net realized gain	(0.12)		(0.39)		(0.01)		(2.89)		(0.23)

Total distributions	(0.49)		(0.68)		(0.08)		(3.05)		(0.38)

NET ASSET VALUE, END OF YEAR	$5.90		$9.84		$9.72		$7.79		$9.48

TOTAL RETURN	(35.43	)%(a)	8.21	%(a)	25.79	%(a)	14.31%		17.94	%(a,b)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$92,716		$140,971		$91,903		$13,081		$7,439
Ratio of gross expenses before voluntary expense limitation to average net assets	1.01%		1.00%		1.04	%(d)	1.21	%(c,d)	1.76	%(c)
Ratio of net investment income to average net assets	2.73	%(a)	2.81	%(a)	0.95	%(a)	3.76%		0.90	%(a)
Ratio of expenses to average net assets	0.98	%(a)	0.99	%(a)	0.99	%(a,d)	1.21	%(c,d)	1.50	%(a,c)
Portfolio turnover rate	25%		22%		55%		1%		N/A	(e)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	The total return reflects a capital contribution of $23,772. Without the capital contribution, the total return would have been 17.58%.

(c)	Expenses include the allocated expenses from the State Street MSCI® EAFE® Index Portfolio, the master portfolio in which the International Value Fund invested substantially all of its assets from inception until October 17, 2005.

(d)	Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005—June 11, 2006.

(e)	The International Value Fund was a feeder of the State Street MSCI® EAFE® Index Portfolio. Portfolio turnover was calculated by the master portfolio, not the feeder fund.

Financial Highlights	63

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
1. ORGANIZATION
Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (“the Act”) as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its asset in one or more securities that are designed to track the performance of the S&P 500 Index. At December 31, 2008, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by Barclays Global Advisors. At December 31, 2008, the Stock Index Fund’s investment constituted 2.36% of the Master Portfolio. The financial statements of the Master Portfolio are contained in Appendix A of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Security valuation: Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities, Short-Term Bond, Value, Growth, Small-Company Stock, and International Value Funds value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, eastern time on the valuation date. In the event a security price is not available or events occur after the close of the primary market on which a security is traded, but before the time the net asset value of the fund is calculated, that could affect the price of a security, and materially impact the price of a Fund, the Board of Directors has adopted valuation guidelines for the Short-Term Government Securities, Short-Term Bond, Value, Growth, Small-Company Stock, and International Value Funds. The guidelines are to be followed by RE Advisers Corporation, a registered investment manager under the Investment Advisers Act of 1940, to determine a price that accurately reflects the fair value of a given security. Short-term debt instruments (with the exception of commercial paper), intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Commercial paper is valued on an amortized cost basis, which approximates market value. Regulated investment companies are valued at the net asset value determined as of the close of the New York Stock Exchange on the valuation date.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. The Board of Trustees of the Master Portfolio has adopted “fair value” pricing procedures, which could impact the valuation of the Stock Index Fund. Valuation of the securities is discussed in the notes to the Master Portfolio’s financial statements included in Appendix A of this report.

The Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction between market participants at the measurement date. FAS 157 also established a three-tier hierarchy based upon the inputs used to value an asset for disclosure of fair value measurements. The three-tier hierarchy of inputs is summarized below:

•	Level 1—quoted prices in active markets for identical investments;
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2008:

Fund	Level 1	Level 2	Level 3	Total

Daily Income Fund	$—	$182,129,285	$—	$182,129,285
Short-Term Government Securities Fund	$16,035,247	$39,813,561	$—	$55,848,808
Short-Term Bond Fund	$5,444,695	$197,397,495	$104,071	$202,946,261
Value Fund	$413,314,041	$9,219,267	$—	$422,533,308
Growth Fund	$6,631,029	$70,786	$—	$3,701,815
Small-Company Stock Fund	$42,225,158	$2,876,939	$—	$45,102,097
International Value Fund	$3,544,619	$88,619,567	$—	$92,164,186

Investments in
Short-Term Bond Fund - Level 3	Securities

Balance as of December 31, 2007	$560,199
Net purchase/(sale) at cost	(189,257)
Realized gain/(loss)	83
Change in unrealized appreciation/(depreciation)	(267,130)
Accretion/(amortization)	176

Balance as of December 31, 2008	$104,071

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly.

Income dividends for Value Fund are declared and paid semi-annually. Income dividends for the Stock Index, Growth, Small-Company Stock, and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, more frequently, if necessary.

64	Notes to Financial Statements

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the fund’s own expenses which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

3. FEDERAL INCOME TAX INFORMATION
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year, return of capital, and paydown losses. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year. The tax reclassifications for 2008 are as follows:

	Undistributed
	Net	Undistributed
	Investment	Capital	Paid in
	Income	Gains	Capital

Daily Income Fund	$—	$197,781	$(197,781)
Short-Term Gov. Securities Fund	$385	$1,874	$(2,259)
Short-Term Bond Fund	$24,711	$226,521	$(251,232)
Stock Index Fund	$93,409	$—	$(93,409)
Value Fund	$1,703	$(650)	$(1,053)
Growth Fund	$50,803	$23,168	$(73,971)
Small-Company Stock Fund	$508	$307	$(815)
International Value Fund	$2,192,547	$(1,654,885)	$(537,662)

Tax character of distributions paid in 2008 was as follows:

	Ordinary	Long-Term	Return of	Total
	Income	Gain	Capital	Distributions

Daily Income Fund	$3,593,464	$—	$—	$3,593,464
Short-Term Gov. Securities Fund	$1,532,754	$49,327	$—	$1,582,081
Short-Term Bond Fund	$12,209,670	$—	$—	$12,209,670
Stock Index Fund	$1,284,772	$—	$—	$1,284,772
Value Fund	$11,467,408	$650	$—	$11,468,058
Growth Fund	$—	$311,255	$—	$311,255
Small-Company Stock Fund	$434,597	$—	$—	$434,597
International Value Fund	$5,934,650	$1,197,857	$—	$7,132,507

Tax character of distributions paid in 2007 was as follows:

	Ordinary	Long-Term	Return of	Total
	Income	Gain	Capital	Distributions

Daily Income Fund	$6,275,797	$—	$—	$6,275,797
Short-Term Gov. Securities Fund	$1,536,047	$—	$—	$1,536,047
Short-Term Bond Fund	$9,431,264	$—	$—	$9,431,264
Stock Index Fund	$835,078	$—	$—	$835,078
Value Fund	$16,552,142	$16,398,214	$—	$32,950,356
Growth Fund	$—	$383,354	$—	$383,354
Small-Company Stock Fund	$672,227	$3,342,759	$—	$4,014,986
International Value Fund	$6,675,081	$2,583,836	$—	$9,258,917

The tax character of distributable earnings/(accumulated losses) at December 31, 2008 was as follows:

			Net
	Undistributed	Undistributed	Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
	Income	Gain	Depreciation	Carryforward

Daily Income Fund	$—	$—	$—	$(69)[1]
Short-Term Gov. Securities Fund	$—	$—	$1,398,073	$—
Short-Term Bond Fund	$—	$—	$(21,330,897)	$(134,284)[2]
Stock Index Fund	$—	$—	$(11,225,325)	$(10,724,535)[3]
Value Fund	$1,266	$—	$(25,175,130)	$(19,485,204)[4]
Growth Fund	$—	$—	$730,162	$—
Small-Company Stock Fund	$411	$—	$(5,020,783)	$(1,360,004)[5]
International Value Fund	$—	$—	$(41,328,876)	$(4,403,644)[6]

[1]	Daily Income Fun: $48 expires in 2010, $21 expires in 2011.
[2]	Short-Term Bond Fund: $47,063 expires in 2009, $19,612 expires in 2011, $26,728 expires in 2012 and $40,881 expires in 2016.
[3]	Stock Index Fund: $6,089,254 expires in 2010, $1,714,680 expires in 2012, $120,952 expires in 2013, and $2,799,649 expires in 2016.
[4]	Value Fund: $19,485,204 expires in 2016.
[5]	Small-Company Stock Fund: $1,360,004 expires in 2016.
[6]	International Value Fund: $4,403,644 expires in 2016.

Daily Income Fund and Short-Term Government Securities Fund utilized $18,023 and $19,645, respectively of their capital loss carryforwards. For the Short-Term Bond Fund, capital loss carryforward of $251,231 expired.

Tax Basis Unrealized Gain (Loss) on Investment and Distributions
At December 31, 2008, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

		Tax	Tax	Net
		Unrealized	Unrealized	Unrealized
	Tax Cost	Gain	(Loss)	Gain (Loss)

Daily Income Fund	$182,129,285	$—	$—	$—
Short-Term Gov. Securities Fund	$54,450,735	$1,476,875	$(78,802)	$1,398,073
Short-Term Bond Fund	$224,277,158	$2,314,874	$(23,645,771)	$(21,330,897)
Value Fund	$447,708,438	$84,305,254	$(109,480,384)	$(25,175,130)
Growth Fund	$5,971,653	$750,555	$(20,393)	$730,162
Small-Company Stock Fund	$50,122,880	$5,280,599	$(10,301,382)	$(5,020,783)
International Value Fund[1]	$133,493,062	$677,185	$(42,006,061)	$(41,328,876)

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to Appendix A of this report.

Notes to Financial Statements	65

4. INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2008, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	$11,843,815	$3,964,802
Short-Term Bond Fund	$112,037,378	$101,320,146
Value Fund	$33,920,244	$45,214,780
Growth Fund	$10,011,869	$8,056,930
Small-Company Stock Fund	$22,985,282	$13,941,491
International Value Fund	$34,282,229	$28,416,273

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2008, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	$28,561,497	$14,997,314
Short-Term Bond Fund	$2,923,388	$21,115,607

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund please refer to Appendix A of this report.

5. RELATED PARTIES
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are .50% of average daily net assets for Daily Income Fund; .45% of average daily net assets for Short-Term Government Securities Fund; .60% of average daily net assets for Short-Term Bond Fund; .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for Value Fund; .65% of average daily net assets up to $250 million and .60% of average daily net assets in excess of $250 million for the Growth Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and .75% of average daily net assets up to $300 million, .65% of average daily net assets up to the next $100 million, .55% of average daily net assets up to the next $100 million, and .50% of average daily net assets in excess of $500 million for International Value Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the Subadvisor for the Growth Fund and Mercator Asset Management, L.P. (“Mercator”) is the Subadvisor for the International Value Fund. The Subadvisors select, buy, and sell securities under the supervision of RE Advisers and the Board of Directors. RE Advisers pays the Subadvisors from the fees it receives from the Funds.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of .05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors.

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, .95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and .99% of the average daily net assets of the International Value Fund.

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended December 31, 2008, amounted to $32,310 for Short-Term Government Securities Fund, $21,802 for Short-Term Bond Fund, $22,688 for Growth Fund, and $28,674 for International Value Fund. Additionally, RE Advisers reimbursed the Growth Fund $8,267.

The Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each receive a 2% redemption fees on shares sold within 60 days of purchase.

On November 18, 2008, shareholders of the Nasdaq-100 Index Tracking Stock Fundsm approved a change to the Fund’s investment objective effective December 5, 2008. On December 5, 2008 the Fund’s name was changed to the Growth Fund and T. Rowe Price Associates became the Fund’s subadvisor. At that time, the Fund sold its entire position of the Powershares QQQ Trust and began purchasing equity securities that meet the Fund’s investment strategy and objective.

On June 10, 2008, and December 22, 2008 RE Advisers made voluntary capital contributions to the Daily Income Fund in the amount of $54,636 and $143,145, respectively, to offset losses incurred due to the sale of securities prior to their maturity.

On October 15, 2007, the Stock Index Fund transferred its investments in the State Street Equity 500 Index Portfolio managed by SSgA to the S&P 500 Index Master Portfolio managed by Barclays Global Advisors.

66	Notes to Financial Statements

6. CAPITAL SHARE TRANSACTIONS
As of December 31, 2008, 200 million shares of $.01 par value capital shares are authorized for the Daily Income and Short Term Bond Fund, and 100 million shares for the Short-Term Government Securities, Stock Index, Value, Growth, Small Company Stock, and International Value Funds. Transactions in capital shares were as follows:

		Shares Issued
		In Reinvestment	Total Shares	Total Shares	Net Increase
	Shares Sold	of Dividends	Issued	Redeemed	(Decrease)

Year Ended December 31, 2008

In Dollars

Daily Income Fund	$122,968,084	$3,495,921	$126,464,005	$(93,772,214)	$32,691,791
Short-Term Government Securities Fund	$28,271,039	$1,506,445	$29,777,484	$(13,876,086)	$15,901,398
Short-Term Bond Fund	$34,971,815	$11,785,215	$46,757,030	$(50,765,454)	$(4,008,424)
Stock Index Fund	$9,027,934	$1,274,762	$10,302,696	$(8,063,925)	$2,238,771
Value Fund	$101,066,715	$10,249,005	$111,315,720	$(142,635,133)	$(31,319,413)
Growth Fund	$4,640,345	$311,089	$4,951,434	$(2,568,356)	$2,383,078
Small-Company Stock Fund	$13,539,331	$425,920	$13,965,251	$(11,918,655)	$2,046,596
International Value Fund	$28,064,273	$7,079,291	$35,143,564	$(25,232,925)	$9,910,639

In Shares

Daily Income Fund	122,968,084	3,495,921	126,464,005	(93,772,214)	32,691,791
Short-Term Government Securities Fund	5,456,374	290,036	5,746,410	(2,678,540)	3,067,870
Short-Term Bond Fund	6,931,629	2,378,344	9,309,973	(10,217,010)	(907,037)
Stock Index Fund	981,813	179,211	1,161,024	(868,386)	292,638
Value Fund	3,387,538	406,296	3,793,834	(4,995,803)	(1,201,969)
Growth Fund	984,789	91,348	1,076,137	(583,779)	492,358
Small-Company Stock Fund	832,793	36,047	868,840	(741,644)	127,196
International Value Fund	3,450,685	1,109,462	4,560,147	(3,179,418)	1,380,729

Year Ended December 31, 2007

In Dollars

Daily Income Fund	$96,049,753	$6,137,912	$102,187,665	$(80,509,874)	$21,677,791
Short-Term Government Securities Fund	$8,803,909	$1,479,954	$10,283,863	$(12,098,489)	$(1,814,626)
Short-Term Bond Fund	$44,848,485	$9,081,873	$53,930,358	$(34,045,684)	$19,884,674
Stock Index Fund	$12,521,493	$827,909	$13,349,402	$(29,188,562)	$(15,839,160)
Value Fund	$182,219,877	$28,470,337	$210,690,214	$(125,083,275)	$85,606,939
Growth Fund	$3,235,558	$383,303	$3,618,861	$(2,272,448)	$1,346,413
Small-Company Stock Fund	$11,866,975	$3,981,805	$15,848,780	$(9,305,395)	$6,543,385
International Value Fund	$55,883,482	$8,962,753	$64,846,235	$(14,171,040)	$50,675,195

In Shares

Daily Income Fund	96,049,753	6,137,912	102,187,665	(80,509,874)	21,677,791
Short-Term Government Securities Fund	1,718,154	288,676	2,006,830	(2,363,224)	(356,394)
Short-Term Bond Fund	8,678,441	1,756,925	10,435,366	(6,588,960)	3,846,406
Stock Index Fund	1,136,390	75,677	1,212,067	(860,709)	351,358
Value Fund	4,856,270	778,583	5,634,853	(3,318,776)	2,316,077
Growth Fund	574,553	65,696	640,249	(404,649)	235,600
Small-Company Stock Fund	604,429	219,263	823,692	(471,636)	352,056
International Value Fund	5,321,424	907,275	6,228,699	(1,358,016)	4,870,683

Notes to Financial Statements	67

Report of Independent Registered Public
Accountants

To the Board of Directors of The Homestead Fund, Inc. and shareholders of the Homestead Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Daily Income Fund, Short- Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (comprising the Homestead Funds, Inc., hereafter referred to as the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 25, 2009

68	Report of Independent Registered Public Accountants

INDEPENDENT
Directors and Officers
(Unaudited)

Each director serves until his resignation, removal by the board or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Fund’s directors and officers and is available without charge, upon request, by calling 1-800-258-3030.

	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
NAME, ADDRESS AND	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION(S)	PORTFOLIOS OVERSEEN	DIRECTORSHIPS
DATE OF BIRTH	THE FUND	OF TIME SERVED	DURING PAST FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR

James F. Perna 4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director Chairman of the Board Member of Audit Committee	1990-Present	Of Councel, Krooth & Altman LLP (law firm) (2007-Present) Partner, Krooth & Altman LLP (1981-2007)	8	None

Douglas W. Johnson 4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director Chairman of Audit Committee	2003-Present	CEO, Blue Ridge (Electric Membership Corporation) (1979-Present)	8	None

Francis P. Lucier 4301 Wilson Boulevard Arlington, VA 22203 10/01/27	Director Member of Audit Committee	1997-Present	Retired (2006-Present) Chairman, GlaxoSmithKline Trust Investment Committee (1995-2006)	8	None

Kenneth R. Meyer 4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Director Member of Audit Committee	2005-Present	Retired (2004-Present) CEO and Asset Manager, Lincoln Capital Management Company (1981-2004)	8	None

Sheldon C. Petersen 4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Director Member of Audit Committee	2005-Present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present)	8	None

Mark Rose 4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Director Member of Audit Committee	2005-Present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-Present)	8	None

Anthony C. Williams 4301 Wilson Boulevard Arlington, VA 22203 01/02/42	Director Member of Audit Committee	1990-Present	Retired (2000-Present)	8	None

Directors and Officers	69

INTERESTED
Directors and Officers
(Unaudited)

	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
NAME, ADDRESS AND	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION(S)	PORTFOLIOS OVERSEEN	DIRECTORSHIPS
DATE OF BIRTH	THE FUND	OF TIME SERVED	DURING PAST FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR

Peter R. Morris[1] 4301 Wilson Boulevard Arlington, VA 22203 09/28/48	Director President	1990-Present	President and Director of RE Advisers Corporation (2002-Present)	8	RE Advisers Corporation RE Investment Corporation

Anthony M. Marinello[2] 4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director Vice President	1990-Present	Retired (2004-Present) Vice President, Cooperative Network of NRECA (2000-2004)	8	None

Danielle C. Sieverling 4301 Wilson Boulevard Arlington, VA 22203 02/25/71	Chief Compliance Officer	2005-Present	Vice President of Management Advisory Services, NRECA
(2007-Present)

Chief Compliance Officer of RE Investment Corporation
(2005-Present)

Secretary, Homestead Funds, Inc.
(2005-2008)

Chief Compliance Officer and Secretary of RE Advisers Corporation
(2005-Present)

Senior Director of Management Advisory Services, NRECA
(2000-2007)
				Not Applicable	Not Applicable

Kelly B. Whetstone 4301 Wilson Boulevard Arlington, VA 22203 11/21/77	Secretary	2008-present	Counsel and Director of Compliance of NRECA
(2007-Present)

Secretary, RE Advisers
(2008-Present)

Secretary, RE Investment Corporation
(2008-Present)

Associate, Bell, Boyd & Lloyd LLP
(law firm) (2005-2007)

Associate, Seward & Kissel LLP
			(law firm) (2003-2005)	Not Applicable	Not Applicable

Amy M. DiMauro 4301 Wilson Boulevard Arlington, VA 22203 07/29/71	Treasurer	2007-Present	Director, Daily Pricing, NRECA (2007-Present) Treasurer and Director of RE Investment Corporation (2007-Present) Manager Mutual Fund Accounting, NRECA (2000-2007)	Not Applicable	Not Applicable

1	Mr. Morris is a director who is an “interested person” of the Homestead Funds, within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Morris is the Vice President, Secretary and a director of RE Investment Corporation, the Homestead Funds’ distributor, and he is the President and a director of RE Advisers Corporation, the Homestead Funds’ investment adviser. Mr. Morris is also an Officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers Corporation.
2	Mr. Marinello is a director who is an “interested person” of the Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Marinello recently retired from serving as the Vice President of the Cooperative Network of NRECA. NRECA indirectly wholly-owns the Homestead Funds’ distributor, RE Investment Corporation, and the Homestead Funds’ Investment adviser, RE Advisers Corporation.

70	Directors and Officers

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio
 December 31, 2008

COMMON STOCKS	Shares	Value

(96.8% of portfolio)

ADVERTISING—0.13%
Interpublic Group of Companies Inc. (The) (a)(b)	99,201	$392,836
Omnicom Group Inc. (b)	64,102	1,725,626

Total Advertising		2,118,462

AEROSPACE & DEFENSE—2.32%
Boeing Co. (The)	152,143	6,491,942
General Dynamics Corp.	81,442	4,690,245
Goodrich Corp.	25,169	931,756
L-3 Communications Holdings Inc. (b)	24,620	1,816,464
Lockheed Martin Corp.	69,317	5,828,173
Northrop Grumman Corp.	68,447	3,082,853
Raytheon Co. (b)	86,400	4,409,856
Rockwell Collins Inc.	33,036	1,291,377
United Technologies Corp.	198,197	10,623,359

Total Aerospace & Defense		39,166,025

AGRICULTURE—2.50%
Altria Group Inc.	428,756	6,457,065
Archer-Daniels-Midland Co.	133,519	3,849,353
Lorillard Inc. (b)	35,280	1,988,028
Monsanto Co. (b)	113,986	8,018,915
Philip Morris International Inc.	421,490	18,339,030
Reynolds American Inc. (b)	35,229	1,420,081
UST Inc.	30,942	2,146,756

Total Agriculture		42,219,228

AIRLINES—0.08%
Southwest Airlines Co. (b)	155,123	1,337,160

Total Airlines		1,337,160

APPAREL—0.43%
Coach Inc. (a)	67,307	1,397,966
Jones Apparel Group Inc. (b)	18,099	106,060
Nike Inc. Class B (b)	81,803	4,171,953
Polo Ralph Lauren Corp. (b)	11,591	526,347
VF Corp. (b)	18,354	1,005,249

Total Apparel		7,207,575

AUTO MANUFACTURERS—0.22%
Ford Motor Co. (a)(b)	496,676	1,137,388
General Motors Corp. (b)	126,659	405,309
PACCAR Inc. (b)	75,300	2,153,580

Total Auto Manufacturers		3,696,277

AUTO PARTS & EQUIPMENT—0.15%
Goodyear Tire & Rubber Co. (The) (a)(b)	50,560	301,843
Johnson Controls Inc. (b)	123,055	2,234,679

Total Autoparts & Equipment		2,536,522

BANKS—4.72%
Bank of America Corp.	1,044,302	14,703,772
Bank of New York Mellon Corp. (The)	238,806	6,765,374
BB&T Corp.	114,943	3,156,335
Comerica Inc.	30,769	610,765
Discover Financial Services LLC	98,238	936,208
Fifth Third Bancorp (b)	119,661	988,400
First Horizon National Corp.	43,096	455,525
Huntington Bancshares Inc. (b)	77,019	589,966
KeyCorp	101,719	866,646
M&T Bank Corp. (b)	15,878	911,556
Marshall & Ilsley Corp. (b)	53,202	725,675
National City Corp.	432,862	783,480
Northern Trust Corp.	46,390	2,418,775
PNC Financial Services Group Inc. (The)	72,428	3,548,972
Regions Financial Corp. (b)	143,740	1,144,170
State Street Corp.	90,098	3,543,554
SunTrust Banks Inc. (b)	73,300	2,165,282
U.S. Bancorp	365,150	9,132,402
Wachovia Corp.	451,659	2,502,191
Wells Fargo & Co.	788,782	23,253,293
Zions Bancorporation (b)	23,844	584,416

Total Banks		79,786,757

BEVERAGES—2.48%
Brown-Forman Corp. Class B (b)	20,323	1,046,431
Coca-Cola Co. (The)	414,114	18,746,941
Coca-Cola Enterprises Inc.	66,699	802,389
Constellation Brands Inc. Class A (a)(b)	40,978	646,223
Dr. Pepper Snapple Group Inc. (a)	52,262	849,257
Molson Coors Brewing Co. Class B	31,055	1,519,211
Pepsi Bottling Group Inc. (b)	28,453	640,477
PepsiCo Inc.	323,588	17,722,915

Total Beverages		41,973,844

BIOTECHNOLOGY—1.54%
Amgen Inc. (a)	220,512	12,734,568
Biogen Idec Inc. (a)	60,692	2,890,760
Celgene Corp. (a)	95,340	5,270,395
Genzyme Corp. (a)(b)	56,283	3,735,503
Life Technologies Corp. (a)(b)	35,755	833,449
Millipore Corp. (a)(b)	11,580	596,602

Total Biotechnology		26,061,277

BUILDING MATERIALS—0.05%
Masco Corp. (b)	74,051	824,188

Total Building Materials		824,188

Appendix A	71

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2008

	Shares	Value

(Common Stocks continued)

CHEMICALS—1.29%
Air Products and Chemicals Inc.	43,902	$2,206,954
CF Industries Holdings Inc. (b)	11,842	582,153
Dow Chemical Co. (The) (b)	191,695	2,892,678
E.I. du Pont de Nemours and Co. (b)	187,892	4,753,668
Eastman Chemical Co. (b)	14,579	462,300
Ecolab Inc.	35,358	1,242,834
International Flavors & Fragrances Inc. (b)	16,256	483,128
PPG Industries Inc. (b)	33,965	1,441,135
Praxair Inc. (b)	64,472	3,827,058
Rohm and Haas Co.	26,022	1,607,899
Sherwin-Williams Co. (The) (b)	20,327	1,214,538
Sigma-Aldrich Corp. (b)	26,147	1,104,449

Total Chemicals		21,818,794

COAL—0.15%
CONSOL Energy Inc. (b)	37,581	1,074,065
Massey Energy Co.	17,752	244,800
Peabody Energy Corp.	54,859	1,248,042

Total Coal		2,566,907

COMMERCIAL SERVICES—0.64%
Apollo Group Inc. Class A (a)	22,010	1,686,406
Convergys Corp. (a)	25,380	162,686
Equifax Inc.	26,260	696,415
H&R Block Inc.	70,471	1,601,101
McKesson Corp. (b)	57,180	2,214,581
Monster Worldwide Inc. (a)(b)	26,159	316,262
Moody’s Corp.	41,022	824,132
R.R. Donnelley & Sons Co.	43,079	585,013
Robert Half International Inc. (b)	32,043	667,135
Western Union Co.	147,786	2,119,251

Total Commercial Services		10,872,982

COMPUTERS—4.27%
Affiliated Computer Services Inc. Class A (a)	20,255	930,717
Apple Inc. (a)	185,015	15,791,030
Cognizant Technology Solutions Corp. (a)(b)	60,335	1,089,650
Computer Sciences Corp. (a)	31,741	1,115,379
Dell Inc. (a)	361,214	3,698,831
EMC Corp. (a)(b)	426,278	4,463,131
Hewlett-Packard Co.	509,740	18,498,465
International Business Machines Corp.	279,835	23,550,914
Lexmark International Inc. Class A (a)(b)	16,910	454,879
NetApp Inc. (a)(b)	67,846	947,809
SanDisk Corp. (a)	47,254	453,638
Sun Microsystems Inc. (a)(b)	156,051	596,115
Teradata Corp. (a)	—	538,967

Total Computers		72,129,525

COSMETICS & PERSONAL CARE—2.87%
Avon Products Inc.	88,222	2,119,975
Colgate-Palmolive Co.	105,214	7,211,368
Estee Lauder Companies Inc. (The) Class A (b)	24,028	743,907
Procter & Gamble Co. (The)	621,455	38,418,348

Total Cosmetics & Personal Care		48,493,598

DISTRIBUTION & WHOLESALE—0.19%
Fastenal Co. (b)	27,199	947,885
Genuine Parts Co. (b)	33,532	1,269,522
W.W. Grainger Inc. (b)	13,337	1,051,489

Total Distribution & Wholesale		3,268,896

DIVERSIFIED FINANCIAL SERVICES—4.29%
American Express Co.	241,538	4,480,530
Ameriprise Financial Inc.	45,188	1,055,592
Capital One Financial Corp. (b)	81,464	2,597,887
Charles Schwab Corp. (The)	194,847	3,150,676
CIT Group Inc.	59,847	271,705
Citigroup Inc.	1,134,109	7,609,871
CME Group Inc. (b)	13,906	2,893,978
E*TRADE Financial Corp. (a)(b)	113,200	130,180
Federated Investors Inc. Class B	18,116	307,247
Franklin Resources Inc.	31,557	2,012,705
Goldman Sachs Group Inc. (The)	92,021	7,765,652
Intercontinental Exchange Inc. (a)(b)	14,838	1,223,245
Invesco Ltd.	79,536	1,148,500
Janus Capital Group Inc.	33,579	269,639
JPMorgan Chase & Co.	776,846	24,493,954
Legg Mason Inc.	30,055	658,505
Merrill Lynch & Co. Inc.	333,145	3,877,808
Morgan Stanley	222,046	3,561,618
NASDAQ OMX Group Inc. (The) (a)	28,161	695,858
NYSE Euronext Inc.	55,125	1,509,322
SLM Corp. (a)	95,835	852,931
T. Rowe Price Group Inc. (b)	53,623	1,900,399

Total Diversified Financial Services		72,467,802

ELECTRIC—3.79%
AES Corp. (The) (a)	141,164	1,163,191
Allegheny Energy Inc.	35,294	1,195,055
Ameren Corp.	43,960	1,462,110
American Electric Power Co. Inc.	84,193	2,801,943
CenterPoint Energy Inc.	71,872	907,025
CMS Energy Corp. (b)	47,382	479,032
Consolidated Edison Inc. (b)	56,616	2,204,061
Constellation Energy Group Inc.	37,456	939,771
Dominion Resources Inc. (b)	120,956	4,335,063

72	Appendix A

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2008

	Shares	Value

(Common Stocks continued)
DTE Energy Co.	33,526	$1,195,872
Duke Energy Corp.	263,854	3,960,449
Dynegy Inc. Class A (a)(b)	104,575	209,150
Edison International	67,521	2,168,775
Entergy Corp. (b)	39,208	3,259,361
Exelon Corp. (b)	136,915	7,613,843
FirstEnergy Corp.	63,652	3,092,214
FPL Group Inc.	85,186	4,287,411
Integrys Energy Group Inc.	16,065	690,474
Pepco Holdings Inc.	44,898	797,388
PG&E Corp. (b)	75,093	2,906,850
Pinnacle West Capital Corp.	21,158	679,807
PPL Corp. (b)	77,610	2,381,851
Progress Energy Inc. (b)	54,931	2,189,000
Public Service Enterprise Group Inc.	105,379	3,073,905
SCANA Corp.	24,421	869,388
Southern Co. (The)	161,182	5,963,734
TECO Energy Inc. (b)	44,313	547,266
Wisconsin Energy Corp. (b)	24,218	1,016,672
Xcel Energy Inc. (b)	93,815	1,740,268

Total Electric		64,130,929

ELECTRICAL COMPONENTS & EQUIPMENT—0.37%
Emerson Electric Co.	160,118	5,861,920
Molex Inc. (b)	30,287	438,859

Total Electrical Components & Equipment		6,300,779

ELECTRONICS—0.52%
Agilent Technologies Inc. (a)	71,852	1,123,047
Amphenol Corp. Class A	36,373	872,225
FLIR Systems Inc. (a)	28,869	885,701
Jabil Circuit Inc. (b)	44,010	297,067
PerkinElmer Inc. (b)	24,783	344,732
Thermo Fisher Scientific Inc. (a)(b)	87,593	2,984,294
Tyco Electronics Ltd. (b)	96,241	1,560,067
Waters Corp. (a)	20,479	750,555

Total Electronics		8,817,688

ENGINEERING & CONSTRUCTION—0.17%
Fluor Corp. (b)	37,746	1,693,663
Jacobs Engineering Group Inc. (a)(b)	25,582	1,230,494

Total Engineering & Construction		2,924,157

ENTERTAINMENT—0.04%
International Game Technology Inc. (b)	62,706	745,574

Total Entertainment		745,574

ENVIRONMENTAL CONTROL—0.35%
Republic Services Inc.	66,462	1,647,593
Stericycle Inc. (a)(b)	17,687	921,139
Waste Management Inc.	102,441	3,394,895

Total Environmental Control		5,963,627

FOOD—2.08%
Campbell Soup Co. (b)	42,259	1,268,193
ConAgra Foods Inc. (b)	93,882	1,549,053
Dean Foods Co. (a)(b)	31,884	572,955
General Mills Inc.	69,677	4,232,878
H.J. Heinz Co.	65,406	2,459,266
Hershey Co. (The) (b)	34,344	1,193,111
J.M. Smucker Co. (The)	24,451	1,060,195
Kellogg Co.	52,480	2,301,248
Kraft Foods Inc. Class A	306,409	8,227,082
Kroger Co. (The)	135,726	3,584,524
McCormick & Co. Inc. NVS (b)	26,935	858,149
Safeway Inc.	88,541	2,104,620
Sara Lee Corp.	145,845	1,427,823
SUPERVALU Inc.	44,607	651,262
Sysco Corp. (b)	124,759	2,861,971
Tyson Foods Inc. Class A (b)	63,044	552,265
Whole Foods Market Inc. (b)	29,502	278,499

Total Food		35,183,094

FOREST PRODUCTS & PAPER—0.23%
International Paper Co.	88,382	1,042,908
MeadWestvaco Corp. (b)	34,856	390,039
Plum Creek Timber Co. Inc. (b)	34,266	1,190,401
Weyerhaeuser Co. (b)	43,710	1,337,963

Total Forest Products & Paper		3,961,311

GAS—0.18%
Nicor Inc. (b)	9,098	316,065
NiSource Inc. (b)	57,628	632,179
Sempra Energy	50,900	2,169,867

Total Gas		3,118,111

HAND & MACHINE TOOLS—0.09%
Black & Decker Corp. (The)	12,384	517,775
Snap-On Inc. (b)	12,087	475,986
Stanley Works (The) (b)	16,479	561,934

Total Hand & Machine Tools		1,555,695

HEALTH CARE-PRODUCTS—4.12%
Baxter International Inc.	129,402	6,934,653
Becton, Dickinson and Co.	50,478	3,452,190
Boston Scientific Corp. (a)(b)	310,996	2,407,109
C.R. Bard Inc.	20,530	1,729,858
Covidien Ltd.	104,774	3,797,010
DENTSPLY International Inc. (b)	30,794	869,623
Intuitive Surgical Inc. (a)(b)	8,049	1,022,143
Johnson & Johnson	577,813	34,570,552
Medtronic Inc. (b)	232,241	7,297,012
Patterson Companies Inc. (a)(b)	18,873	353,869
St. Jude Medical Inc. (a)	71,606	2,360,134
Stryker Corp. (b)	50,011	1,997,939

Appendix A	73

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2008

	Shares	Value

(Common Stocks continued)
Varian Medical Systems Inc. (a)(b)	25,786	$903,541
Zimmer Holdings Inc. (a)(b)	46,677	1,886,684

Total Health Care-Products		69,582,317

HEALTH CARE-SERVICES—1.18%
Aetna Inc.	96,649	2,754,496
Coventry Health Care Inc. (a)(b)	30,695	456,742
DaVita Inc. (a)(b)	21,493	1,065,408
Humana Inc. (a)	34,840	1,298,835
Laboratory Corp. of America Holdings (a)(b)	22,224	1,431,448
Quest Diagnostics Inc. (b)	33,032	1,714,691
Tenet Healthcare Corp. (a)(b)	84,956	97,699
UnitedHealth Group Inc.	250,725	6,669,285
WellPoint Inc. (a)	105,971	4,464,558

Total Health Care-Services		19,953,162

HOLDING COMPANIES-DIVERSIFIED—0.04%
Leucadia National Corp. (a)(b)	37,012	732,838

Total Holding Companies-Diversified		732,838

HOME BUILDERS—0.10%
Centex Corp. (b)	25,426	270,533
D.R. Horton Inc. (b)	57,772	408,448
KB Home (b)	16,233	221,093
Lennar Corp. Class A (b)	28,949	250,988
Pulte Homes Inc. (b)	44,917	490,943

Total Home Builders		1,642,005

HOME FURNISHINGS—0.05%
Harman International Industries Inc. (b)	12,074	201,998
Whirlpool Corp. (b)	15,381	636,004

Total Home Furnishings		838,002

HOUSEHOLD PRODUCTS & WARES—0.48%
Avery Dennison Corp.	22,375	732,334
Clorox Co. (The) (b)	28,989	1,610,629
Fortune Brands Inc. (b)	31,248	1,289,917
Kimberly-Clark Corp.	86,052	4,538,382

Total Household Products & Wares		8,171,262

HOUSEWARES—0.03%
Newell Rubbermaid Inc. (b)	58,177	568,971

Total Housewares		568,971

INSURANCE—2.64%
Aflac Inc.	97,376	4,463,716
Allstate Corp. (The)	111,014	3,636,819
American International Group Inc.	554,020	869,811
Aon Corp.	56,542	2,582,839
Assurant Inc.	24,311	729,330
Chubb Corp.	73,709	3,759,159
CIGNA Corp. (b)	57,366	966,617
Cincinnati Financial Corp.	34,005	988,525
Genworth Financial Inc. Class A	90,929	257,329
Hartford Financial Services Group Inc. (The)	62,440	1,025,265
Lincoln National Corp. (b)	53,224	1,002,740
Loews Corp. (b)	75,043	2,119,965
Marsh & McLennan Companies Inc. (b)	107,388	2,606,307
MBIA Inc. (a)	40,352	164,233
MetLife Inc. (b)	165,136	5,756,641
Principal Financial Group Inc. (b)	54,460	1,229,162
Progressive Corp. (The)	140,001	2,073,415
Prudential Financial Inc. (b)	88,493	2,677,798
Torchmark Corp.	18,021	805,539
Travelers Companies Inc. (The)	121,288	5,482,218
Unum Group (b)	67,988	1,264,577
XL Capital Ltd. Class A	65,645	242,886

Total Insurance		44,704,891

INTERNET—1.81%

Akamai Technologies Inc. (a)(b)	35,386	533,975
Amazon.com Inc. (a)	66,914	3,431,350
eBay Inc. (a)	224,361	3,132,080
Expedia Inc. (a)(b)	43,936	362,033
Google Inc. Class A (a)	49,788	15,317,278
McAfee Inc. (a)	31,782	1,098,704
Symantec Corp. (a)(b)	173,897	2,351,087
VeriSign Inc. (a)	39,843	760,204
Yahoo! Inc. (a)	289,103	3,527,057

Total Internet		30,513,768

INVESTMENT COMPANIES—0.01%
American Capital Ltd. (b)	43,530	141,037

Total Investment Companies		141,037

IRON & STEEL—0.28%
AK Steel Holding Corp.	23,542	219,411
Allegheny Technologies Inc. (b)	19,410	495,537
Nucor Corp. (b)	65,607	3,031,043
United States Steel Corp. (b)	24,118	897,190

Total Iron & Steel		4,643,181

LEISURE TIME—0.18%
Carnival Corp. (b)	90,555	2,202,298
Harley-Davidson Inc. (b)	48,724	826,846

Total Liesure Time		3,029,144

LODGING—0.16%
Marriott International Inc. Class A (b)	61,240	1,191,118
Starwood Hotels & Resorts Worldwide Inc. (b)	37,215	666,148

74	Appendix A

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2008

	Shares	Value

(Common Stocks continued)
Wyndham Worldwide Corp.	37,193	$243,614
Wynn Resorts Ltd. (a)	12,786	540,336

Total Lodging		2,641,216

MACHINERY—0.71%
Caterpillar Inc. (b)	125,199	5,592,639
Cummins Inc. (b)	41,881	1,119,479
Deere & Co. (b)	89,114	3,414,848
Flowserve Corp. (b)	11,702	602,653
Manitowoc Co. Inc. (The) (b)	27,353	236,877
Rockwell Automation Inc. (b)	29,911	964,331

Total Machinery		11,930,827

MANUFACTURING—3.98%
Cooper Industries Ltd.	35,743	1,044,768
Danaher Corp.	53,343	3,019,747
Dover Corp. (b)	38,929	1,281,543
Eastman Kodak Co. (b)	53,284	350,609
Eaton Corp. (b)	34,443	1,712,162
General Electric Co.	2,186,187	35,416,229
Honeywell International Inc.	151,677	4,979,556
Illinois Tool Works Inc. (b)	81,433	2,854,227
Ingersoll-Rand Co. Ltd. Class A (b)	66,975	1,162,016
ITT Industries Inc.	37,585	1,728,534
Leggett & Platt Inc. (b)	32,959	500,647
Pall Corp.	23,982	681,808
Parker Hannifin Corp. (b)	33,971	1,445,126
Textron Inc. (b)	51,098	708,729
3M Co.	143,962	8,283,573
Tyco International Ltd.	98,403	2,125,505

Total Manufacturing		67,294,779

MEDIA—2.37%
CBS Corp. Class B (b)	140,147	1,147,804
Comcast Corp. Class A	600,436	10,135,360
DIRECTV Group Inc. (The) (a)(b)	113,113	2,591,419
Gannett Co. Inc. (b)	48,072	384,576
McGraw-Hill Companies Inc. (The)	65,819	1,526,343
Meredith Corp. (b)	6,969	119,309
New York Times Co. (The) Class A (b)	24,016	176,037
News Corp. Class A	478,783	4,352,137
Scripps Networks Interactive Inc. Class A (b)	18,872	415,184
Time Warner Inc.	746,568	7,510,474
Viacom Inc. Class B (a)	126,767	2,416,179
Walt Disney Co. (The) (b)	385,990	8,758,113
Washington Post Co. (The) Class B (b)	1,264	493,276

Total Media		40,026,211

METAL FABRICATE & HARDWARE—0.10%
Precision Castparts Corp.	28,831	1,714,868

Total Metal Fabricate & Hardware		1,714,868

MINING—0.56%
Alcoa Inc.	165,008	1,857,990
Freeport-McMoRan Copper & Gold Inc. (b)	77,981	1,905,856
Newmont Mining Corp. (b)	94,643	3,851,970
Titanium Metals Corp. (b)	18,784	165,487
Vulcan Materials Co. (b)	22,984	1,599,227

Total Mining		9,380,530

OFFICE & BUSINESS EQUIPMENT—0.15%
Pitney Bowes Inc. (b)	42,240	1,076,275
Xerox Corp. (b)	180,760	1,440,657

Total Office & Business Equipment		2,516,932

OIL & GAS—11.13%
Anadarko Petroleum Corp.	95,967	3,699,528
Apache Corp.	69,652	5,191,164
Cabot Oil & Gas Corp. (b)	21,889	569,114
Chesapeake Energy Corp. (b)	112,470	1,818,640
Chevron Corp.	423,136	31,299,370
ConocoPhillips	310,624	16,090,323
Devon Energy Corp.	91,936	6,041,115
ENSCO International Inc.	29,635	841,338
EOG Resources Inc. (b)	51,926	3,457,233
Exxon Mobil Corp.	1,059,003	84,540,208
Hess Corp.	59,137	3,172,109
Marathon Oil Corp.	147,151	4,026,051
Murphy Oil Corp. (b)	39,466	1,750,317
Nabors Industries Ltd. (a)(b)	59,373	710,695
Noble Corp. (b)	55,526	1,226,569
Noble Energy Inc.	36,091	1,776,399
Occidental Petroleum Corp.	168,863	10,130,091
Pioneer Natural Resources Co. (b)	24,383	394,517
Range Resources Corp. (b)	32,456	1,116,162
Rowan Companies Inc. (b)	23,674	376,417
Southwestern Energy Co. (a)(b)	71,121	2,060,375
Sunoco Inc.	24,551	1,066,986
Tesoro Corp.	28,979	381,653
Valero Energy Corp.	106,679	2,308,534
XTO Energy Inc.	120,020	4,233,105

Total Oil & Gas		188,278,013

OIL & GAS SERVICES—1.32%
Baker Hughes Inc.	63,879	2,048,600
BJ Services Co.	61,731	720,401
Cameron International Corp. (a)	45,499	932,729
Halliburton Co.	185,941	3,380,407
National Oilwell Varco Inc. (a)	86,498	2,114,011
Schlumberger Ltd.	249,200	10,548,636
Smith International Inc. (b)	45,734	1,046,851
Weatherford International Ltd. (a)(b)	141,058	1,526,248

Total Oil & Gas Services		22,317,883

Appendix A	75

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2008

	Shares	Value

(Common Stocks continued)

PACKAGING & CONTAINERS—0.20%
Ball Corp.	19,771	$822,276
Bemis Co. Inc.	20,963	496,404
Owens-Illinois Inc. (a)	34,705	948,488
Pactiv Corp. (a)(b)	27,499	684,175
Sealed Air Corp. (b)	32,383	483,802

Total Packaging & Containers		3,435,145

PHARMACEUTICALS—6.99%
Abbott Laboratories	322,933	17,234,934
Allergan Inc.	63,729	2,569,553
AmerisourceBergen Corp.	32,838	1,171,003
Bristol-Myers Squibb Co.	411,983	9,578,605
Cardinal Health Inc. (b)	74,432	2,565,671
Cephalon Inc. (a)(b)	14,080	1,084,723
Eli Lilly and Co.	208,213	8,384,738
Express Scripts Inc. (a)	51,533	2,833,284
Forest Laboratories Inc. (a)	62,933	1,602,904
Gilead Sciences Inc. (a)(b)	191,446	9,790,548
Hospira Inc. (a)(b)	33,421	896,351
King Pharmaceuticals Inc. (a)(b)	51,510	547,036
Medco Health Solutions Inc. (a)	104,062	4,361,238
Merck & Co. Inc.	440,677	13,396,581
Mylan Inc. (a)(b)	64,014	633,098
Pfizer Inc.	1,403,459	24,855,259
Schering-Plough Corp.	338,318	5,761,556
Watson Pharmaceuticals Inc. (a)(b)	21,966	583,637
Wyeth	277,105	10,394,209

Total Pharmaceuticals		118,244,928

PIPELINES—0.41%
El Paso Corp.	144,094	1,128,256
Equitable Resources Inc. (b)	27,162	911,285
Questar Corp. (b)	36,393	1,189,687
Spectra Energy Corp. (b)	127,419	2,005,575
Williams Companies Inc. (The)	120,934	1,751,124

Total Pipelines		6,985,927

REAL ESTATE—0.01%
CB Richard Ellis Group Inc. Class A (a)	46,010	198,763

Total Real Estate		198,763

REAL ESTATE INVESTMENT TRUSTS—0.86%
Apartment Investment and Management Co. Class A (b)	21,530	248,672
AvalonBay Communities Inc.	16,199	981,335
Boston Properties Inc. (b)	25,177	1,384,735
Developers Diversified Realty Corp. (b)	25,176	122,859
Equity Residential (b)	56,898	1,696,698
HCP Inc. (b)	52,150	1,448,205
Host Hotels & Resorts Inc.	109,972	832,488
Kimco Realty Corp. (b)	47,059	860,239
ProLogis (b)	53,918	748,921
Public Storage (b)	25,953	2,063,264
Simon Property Group Inc. (b)	47,082	2,501,467
Vornado Realty Trust (b)	28,384	1,712,974

Total Real Estate Investment Trusts		14,601,857

RETAIL—6.12%
Abercrombie & Fitch Co. Class A	18,268	421,443
AutoNation Inc. (a)(b)	23,372	230,915
AutoZone Inc. (a)	7,929	1,105,858
Bed Bath & Beyond Inc. (a)	53,967	1,371,841
Best Buy Co. Inc.	70,002	1,967,756
Big Lots Inc. (a)	17,175	248,866
Costco Wholesale Corp. (b)	90,105	4,730,513
CVS Caremark Corp.	298,888	8,590,041
Darden Restaurants Inc. (b)	29,436	829,506
Family Dollar Stores Inc. (b)	29,368	765,624
GameStop Corp. Class A (a)(b)	33,806	732,238
Gap Inc. (The)	97,061	1,299,647
Home Depot Inc.	353,013	8,126,359
J.C. Penney Co. Inc. (b)	46,601	918,040
Kohl’s Corp. (a)(b)	63,116	2,284,799
Limited Brands Inc. (b)	54,571	547,893
Lowe’s Companies Inc.	305,008	6,563,772
Macy’s Inc. (b)	88,302	913,926
McDonald’s Corp.	232,257	14,444,063
Nordstrom Inc. (b)	32,788	436,408
Office Depot Inc. (a)	56,955	169,726
RadioShack Corp. (b)	24,694	294,846
Sears Holdings Corp. (a)(b)	11,789	458,238
Staples Inc. (b)	148,701	2,664,722
Starbucks Corp. (a)	153,953	1,456,395
Target Corp.	156,399	5,400,457
Tiffany & Co. (b)	25,563	604,054
TJX Companies Inc. (The) (b)	86,866	1,786,834
Walgreen Co. (b)	206,120	5,084,980
Wal-Mart Stores Inc.	465,368	26,088,530
Yum! Brands Inc. (b)	95,748	3,016,062

Total Retail		103,554,352

SAVINGS & LOANS—0.20%
Hudson City Bancorp Inc. (b)	109,136	1,741,811
People’s United Financial Inc. (b)	71,848	1,281,050
Sovereign Bancorp Inc. (a)	114,253	340,474

Total Savings & Loans		3,363,335

SEMICONDUCTORS—2.08%
Advanced Micro Devices Inc. (a)	127,547	275,502
Altera Corp.	60,918	1,017,940
Analog Devices Inc.	60,968	1,159,611
Applied Materials Inc.	278,050	2,816,647

76	Appendix A

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2008

	Shares	Value

(Common Stocks continued)
Broadcom Corp. Class A (a)(b)	92,787	$1,574,595
Intel Corp.	1,158,819	16,988,287
KLA-Tencor Corp. (b)	35,356	770,407
Linear Technology Corp. (b)	46,551	1,029,708
LSI Corp. (a)	133,993	440,837
MEMC Electronic Materials Inc. (a)(b)	46,719	667,147
Microchip Technology Inc. (b)	37,816	738,546
Micron Technology Inc. (a)(b)	159,943	422,250
National Semiconductor Corp. (b)	40,401	406,838
Novellus Systems Inc. (a)	19,918	245,788
NVIDIA Corp. (a)(b)	113,547	916,324
QLogic Corp. (a)(b)	27,837	374,129
Teradyne Inc. (a)	35,964	151,768
Texas Instruments Inc.	268,848	4,172,521
Xilinx Inc. (b)	57,290	1,020,908

Total Semiconductors		35,189,753

SOFTWARE—4.02%
Adobe Systems Inc. (a)	109,933	2,340,474
Autodesk Inc. (a)	47,035	924,238
Automatic Data Processing Inc.	105,459	4,148,757
BMC Software Inc. (a)	39,147	1,053,446
CA Inc. (b)	81,553	1,511,177
Citrix Systems Inc. (a)(b)	37,409	881,730
Compuware Corp. (a)(b)	51,332	346,491
Dun & Bradstreet Corp. (The)	11,166	862,015
Electronic Arts Inc. (a)	66,073	1,059,811
Fidelity National Information Services Inc.	39,862	648,555
Fiserv Inc. (a)(b)	33,750	1,227,488
IMS Health Inc.	38,122	577,930
Intuit Inc. (a)(b)	66,404	1,579,751
MasterCard Inc. Class A (b)	14,992	2,142,807
Microsoft Corp. (b)	1,593,243	30,972,644
Novell Inc. (a)(b)	74,108	288,280
Oracle Corp. (a)	815,309	14,455,429
Paychex Inc. (b)	66,422	1,745,570
Salesforce.com Inc. (a)(b)	21,862	699,803
Total System Services Inc. (b)	41,666	583,324

Total Software		68,049,720

TELECOMMUNICATIONS—6.13%
American Tower Corp. Class A (a)	82,513	2,419,281
AT&T Inc.	1,226,583	34,957,616
CenturyTel Inc. (b)	21,210	579,669
Ciena Corp. (a)(b)	19,409	130,040
Cisco Systems Inc. (a)	1,219,726	19,881,534
Corning Inc.	321,758	3,066,354
Embarq Corp.	29,547	1,062,510
Frontier Communications Corp. (b)	65,299	570,713
Harris Corp.	28,206	1,073,238
JDS Uniphase Corp. (a)(b)	43,679	159,428
Juniper Networks Inc. (a)(b)	110,839	1,940,791
Motorola Inc. (b)	469,483	2,079,810
QUALCOMM Inc.	344,541	12,344,904
Qwest Communications International Inc. (b)	306,926	1,117,211
Sprint Nextel Corp. (a)	591,504	1,082,452
Tellabs Inc. (a)(b)	81,837	337,168
Verizon Communications Inc.	591,203	20,041,782
Windstream Corp. (b)	91,100	838,120

Total Telecommunications		103,682,621

TEXTILES—0.04%
Cintas Corp. (b)	27,457	637,826

Total Textiles		637,826

TOYS, GAMES & HOBBIES—0.12%
Hasbro Inc. (b)	26,019	758,974
Mattel Inc. (b)	74,291	1,188,656

Total Toys, Games & Hobbies		1,947,630

TRANSPORTATION—2.08%
Burlington Northern Santa Fe Corp.	58,529	4,431,231
C.H. Robinson Worldwide Inc. (b)	35,233	1,938,872
CSX Corp.	82,573	2,681,145
Expeditors International Washington Inc. (b)	43,983	1,463,314
FedEx Corp.	64,883	4,162,244
Norfolk Southern Corp. (b)	76,734	3,610,335
Ryder System Inc. (b)	11,550	447,909
Union Pacific Corp.	105,523	5,043,999
United Parcel Service Inc. Class B (b)	207,462	11,443,604

Total Transportation		35,222,653

Total Common Stocks (Cost $2,108,904,072)		1,636,983,131

SHORT-TERM INVESTMENTS	Shares

(19.75% of portfolio)

MONEY MARKET FUNDS—19.36%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares, 1.63% (c)(d)(e)	280,706,198	280,706,198
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares, 1.42% (c)(d)(e)	46,627,976	46,627,976

Total Money Market Funds		327,334,174

Appendix A	77

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2008

	Principal	Value

(Short-Term Investments continued)

U.S. TREASURY OBLIGATIONS—0.39%
U.S. Treasury Bill, 0.04%, 03/12/09 (f)(g)	$50,000	$49,996
U.S. Treasury Bill, 0.05%, 03/19/09 (f)(g)	600,000	599,941
U.S. Treasury Bill, 0.05%, 03/26/09 (f)(g)	250,000	249,972
U.S. Treasury Bill, 0.08%, 04/16/09 (f)(g)	600,000	599,867
U.S. Treasury Bill, 0.11%, 04/09/09 (f)(g)	100,000	99,970
U.S. Treasury Bill, 0.12%, 04/02/09 (f)(g)	600,000	599,826
U.S. Treasury Bill, 0.48%, 06/25/09 (f)(g)	4,400,000	4,389,792

Total U.S. Treasury Obligations		6,589,364

Total Short-Term Investments (Cost $333,929,741)		333,923,538

TOTAL INVESTMENTS IN SECURITIES (Cost $2,442,833,813)—116.55%		1,970,906,669

OTHER ASSETS, LESS LIABILITIES—(16.55)%		(279,926,947)

NET ASSETS—100.00%		$1,690,979,722

NVS–Non-Voting Shares

(a)	Non-income earning security.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	Affiliated issuer. See Note 2.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.
(e)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.
(f)	The rate quoted is the yield to maturity.
(g)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.

As of December 31, 2008, the open futures contracts held by the Master Portfolio were as follows:

		Notional	Net
Futures Contracts	Number of	Contract	Unrealized
(Expiration Date)	Contracts	Value	Appreciation

S&P 500 Index (March 2009)	1,194	$53,735,970	$331,427

		$53,735,970	$331,427

78	Appendix A

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: S&P 500 Index Master Portfolio
December 31, 2008

ASSETS

Investments, at cost:
Unaffiliated issuers	$2,115,499,639
Affiliated issuers (Note 2)	327,334,174

Total cost of investments	$2,442,833,813

Investments in securities, at fair value (including securities on loan(a)) (Note 1):
Unaffiliated issuers	$1,643,572,495
Affiliated issuers (Note 2)	327,334,174

Total fair value of investments	1,970,906,669

Receivables:
Dividends and interest	3,870,577
Due from broker — variation margin	747,485

Total assets	1,975,524,731

LIABILITIES

Payables:
Investment securities purchased	3,302,872
Collateral for securities on loan (Note 4)	281,156,838
Investment advisory fees (Note 2)	62,425
Accrued expenses:
Professional fees (Note 2)	22,874

Total liabilities	284,545,009

NET ASSETS	$1,690,979,722

(a)	Securities on loan with a market value of $277,652,842. See Note 4.

Appendix A	79

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS: S&P 500 Index Master Portfolio
For the Year Ended December 31, 2008

NET INVESTMENT INCOME

Dividends from unaffiliated issuers	$54,109,785
Interest from unaffiliated issuers	76,974
Interest from affiliated issuers (Note 2)	1,014,534
Securities lending income from affiliated issuers (Note 2)	1,440,308

Total investment income	56,641,601

EXPENSES (Note 2)

Investment advisory fees	1,193,551
Professional fees	24,259
Independent trustees’ fees	25,384

Total expenses	1,243,194
Less expense reductions (Note 2)	(49,643)

Net expenses	1,193,551

NET INVESTMENT INCOME	55,448,050

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss from sale of investments in unaffiliated issuers	(120,587,868)
Net realized loss on futures contracts	(22,106,866)
Net realized loss from short positions (Note 1)	(187)
Net change in unrealized appreciation (depreciation) of investments	(941,355,332)
Net change in unrealized appreciation (depreciation) of futures contracts	3,392,820
Net change in unrealized appreciation (depreciation) of short positions (Note 1)	187

NET REALIZED AND UNREALIZED LOSS	(1,080,657,246)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,025,209,196)

STATEMENTS OF CHANGES IN NET ASSETS: S&P 500 Index Master Portfolio

	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2008	December 31, 2007

Operations:
Net investment income	$55,448,050	$56,196,080
Net realized gain (loss)	(142,694,921)	66,144,882
Net change in unrealized appreciation (depreciation)	(937,962,325)	49,858,427

Net increase (decrease) in net assets resulting from operations	(1,025,209,196)	172,199,389

Interestholder transactions:
Contributions	600,316,999	979,975,026	(a)
Withdrawals	(804,875,751)	(958,876,075)

Net increase (decrease) in net assets resulting from interestholder transactions	(204,558,752)	21,098,951

INCREASE (DECREASE) IN NET ASSETS	(1,229,767,948)	193,298,340

NET ASSETS
Beginning of year	2,920,747,670	2,727,449,330

END OF YEAR	$1,690,979,722	$2,920,747,670

(a)	Includes a contribution of securities with unrealized appreciation of $19,641,824.

80	Appendix A

The accompanying notes are an integral part of these financial statements.

 NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio
 December 31, 2008

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company organized as a Delaware statutory trust.

These financial statements relate only to the S&P 500 Index Master Portfolio (the “Master Portfolio”).

Pursuant to MIP’s organizational documents, the Master Portfolio’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolio. Additionally, in the normal course of business, the Master Portfolio enters into contracts with service providers that contain general indemnification clauses. The Master Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Portfolio that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The securities and other assets of the Master Portfolio will be valued pursuant to the pricing policy and procedures approved by the Board of Trustees of MIP (the “Board”). Effective January 1, 2008, the Master Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Master Portfolio has the ability to access at the measurement date;
•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means;
•	Level 3 — Inputs that are unobservable for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. However, the determination of what constitutes an “observable” input may require significant judgment by the Master Portfolio. The Master Portfolio considers observable inputs to be market data that is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified within Level 1, include active listed equities, certain U.S. government securities and typically, exchange-traded derivatives such as futures contracts and exchange-traded option contracts. The Master Portfolio does not adjust the quoted price for such instruments, even in situations where the Master Portfolio holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments classified within Level 3 have significant unobservable inputs, as they may trade infrequently or not at all. Level 3 instruments may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Master Portfolio uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Master Portfolio in estimating the value of Level 3 investments may include the original transaction price, recent transactions in the same or similar instruments, completed or pending

Appendix A	81

 NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2008

third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Master Portfolio in the absence of market information. The fair value measurement of Level 3 investments does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Master Portfolio due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations.

Fair value pricing could result in a difference between the prices used to calculate the Master Portfolio’s net assets and the prices used by the Master Portfolio’s benchmark index, which in turn, could result in a difference between the Master Portfolio’s performance and the performance of the Master Portfolio’s benchmark index.

The following tables summarize the inputs used in valuing the Master Portfolio’s investments as of December 31, 2008:

Investments in Securities
Level 1	Level 2	Level 3	Total

$1,970,906,669	$ —	$ —	$1,970,906,669

Other Financial Instruments(a)
Level 1	Level 2	Level 3	Total

$331,427	$ —	$ —	$331,427

(a)	Other financial instruments include futures contracts, which are valued at the unrealized appreciation (depreciation) on the financial instrument.

Security transactions and income recognition: Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at source, and interest income is accrued daily. Distributions received by the Master Portfolio may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premiums and accretes discounts on debt securities purchased using a constant yield to maturity method.

Federal Income Taxes: In general, MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gains (if any). However, each interestholder in the Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, the Master Portfolio will be deemed to have “passed through” to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.

It is intended that the Master Portfolio’s assets, income and distributions will be managed in such a way that an entity electing and qualifying as a “regulated investment company” under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company’s “investment company taxable income” annually).

As of December 31, 2008, the cost of investments for federal income tax purposes for the Master Portfolio was $2,495,052,102. Net unrealized depreciation aggregated $524,145,433 of which $192,164,382 represented gross unrealized appreciation on securities and $716,309,815 represented gross unrealized depreciation on securities.

Management has reviewed the tax position as of December 31, 2008, inclusive of the prior three open tax return years, and has determined that no provision for income tax is required in the Master Portfolio’s financial statements.

Futures Contracts: The Master Portfolio may purchase futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a particular commodity or financial instrument at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker and hold in a segregated account, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Master Portfolio as receivables or payables in the accompanying Statement of Assets and Liabilities. When the contract is closed, the Master Portfolio records a “realized gain (loss) on futures contracts” in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for futures contracts may exceed the amount reflected in the financial statements.

As of December 31, 2008, the Master Portfolio has pledged to brokers U.S. Treasury Bills with a total face amount of $6,600,000 for initial margin requirements on outstanding futures contracts.

Short Positions: From time to time, in order to track the performance of its respective benchmark index, the Master Portfolio may sell non-index securities that it will receive through corporate actions occurring on the opening of market trading on the following business day. Such short positions are valued consistent with how securities are valued as described under “Security Valuation.” The obligation to deliver the securities is recorded as a liability on the Master Portfolio’s Statement of Assets and Liabilities and is equal to the current market value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current market value are reflected as unrealized appreciation (depreciation) in the Master

82	Appendix A

 NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2008

Portfolio’s Statement of Operations. Upon receipt of the securities related to corporate actions, the Master Portfolio records a realized gain (loss). Details of the short positions resulting from the non-index securities sold by the Master Portfolio, if any, are included in the Portfolio of Investments.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors (“BGFA”) provides investment advisory services to the Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio as compensation for investment advisory services. From time to time, BGFA may waive a portion of its advisory fees. Any such waivers will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (the “independent expenses”) are paid directly by the Master Portfolio. BGFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BGFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses.

For the year ended December 31, 2008, BGFA credited investment advisory fees for the Master Portfolio in the amount of $49,643.

State Street Bank and Trust Company (“State Street”) serves as the custodian and sub-administrator of the Master Portfolio. State Street will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. (“BGI”) for its services as sub-administrator of the Master Portfolio.

SEI Investments Distribution Company (“SEI”) is the sponsor and placement agent for the Master Portfolio. SEI does not receive any fee from the Master Portfolio for acting as placement agent.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolio’s investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2008, BGI earned $1,440,308 in securities lending agent fees for its services to the Master Portfolio.

MIP has entered into an administration services arrangement with BGI, which has agreed to provide general administration services, such as managing and coordinating third-party service relationships (e.g., the Master Portfolio’s custodian, financial printer, legal counsel and independent registered public accounting firm), to the Master Portfolio. BGI is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI (or an affiliate) receives investment advisory fees from the Master Portfolio. BGI may delegate certain of its administration duties to sub-administrators.

Cross trades for the year ended December 31, 2008, if any, were executed by the Master Portfolio pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Master Portfolio may invest in the Institutional Shares of certain money market funds managed by BGFA, the Master Portfolio’s investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statement of Operations. Income distributions earned by the Master Portfolio from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statement of Operations.

Certain officers and trustees of MIP are also officers of BGI and/or BGFA. As of December 31, 2008, these officers of BGI and/or BGFA collectively owned less than 1% of MIP’s outstanding beneficial interests.

3. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the Master Portfolio were $194,214,804 and $269,338,804, respectively, for the year ended December 31, 2008.

4. PORTFOLIO SECURITIES LOANED
The Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities for

Appendix A	83

 NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2008

securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Master Portfolio or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to market risk.

As of December 31, 2008, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan as of December 31, 2008 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities. Securities lending income, as disclosed in the Master Portfolio’s Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

5. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENT
In March 2008, the FASB issued Financial Accounting Standards Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 requires enhanced disclosures for derivative instruments and hedging activities and is effective for fiscal years and interim periods beginning after November 15, 2008. MIP is currently evaluating the impact the adoption of FAS 161 will have on the Master Portfolio’s financial statement disclosures.

6. FINANCIAL HIGHLIGHTS
Financial highlights for the Master Portfolio were as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004

Ratio of expenses to average net assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to expense reductions	0.05%	0.05%	0.05%	n/a	n/a
Ratio of net investment income to average net assets	2.32%	1.98%	1.93%	1.84%	1.91%
Portfolio turnover rate(a)	8%	7%	14%	10%	14%
Total return	(36.86)%	5.54%	15.75%	4.87%	10.82%

(a)	Portfolio turnover rates include in-kind transactions, if any.

84	Appendix A

Report of Independent Registered Public
Accounting Firm

To the Interestholders and Board of Trustees of
Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

San Francisco, California
February 20, 2009

Appendix A	85

S&P 500 INDEX MASTER PORTFOLIO
Trustee and Officer Information (Unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.
Master Investment Portfolio (“MIP”), Barclays Global Investors Funds (“BGIF”), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss, an interested Trustee of MIP; also serves as a Trustee for BGIF and iShares Trust and as a Director of iShares, Inc. and oversees 203 portfolios within the fund complex. Each other Trustee of MIP also serves as a Trustee of BGIF and oversees 26 portfolios within the fund complex. The address for each Trustee and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, California 94105.
MIP’s Independent Trustees have designated Leo Soong as its Lead Independent Trustee. Additional information about the Master Portfolio’s Trustees and Officers may be found in Part B of the Master Portfolio’s Registration Statement, which is available without charge, upon request, by calling toll-free 1-877-244-1544.

INTERESTED TRUSTEES AND OFFICERS

	POSITION(S),	PRINCIPAL OCCUPATION(S)	OTHER
NAME, AGE	LENGTH OF SERVICE	DURING PAST FIVE YEARS	DIRECTORSHIPS HELD

*Lee T. Kranefuss, 47	Trustee (since 2001) and Chairperson of the Board (since 2007).	Global Chief Executive Officer (since 2008) of iShares/Intermediary Groups of BGI; Chief Executive Officer (2005-2008) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of Barclays Global Fund Advisors; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director and Chairman (since 2005) of Barclays Global Investors Services.	Trustee (since 2001) of BGIF; Trustee (since 2003) of iShares Trust; Director (since 2003) of iShares, Inc.

*H. Michael Williams, 48	Trustee and President (since 2007).	Vice Chairman (since 2008) of Capital Markets, BGI; Head (2006-2008) of Global Index and Markets Group of BGI; Global Head (2002-2006) of Securities Lending of BGI.	Trustee (since 2007) of BGIF; Trustee (since 2007), University of California Berkeley Foundation.

*	Each of Mr. Kranefuss and Mr. Williams is deemed to be an Interested Trustee due to his affiliations with BGFA, the investment adviser of the Master Portfolio and BGI, the parent company of BGFA and the administrator of the Master Portfolio. “Interested Trustee” has the same meaning as “interested person” (as defined in the 1940 Act.).

86	Appendix A

S&P 500 INDEX MASTER PORTFOLIO
Trustee and Officer Information (Unaudited)

INDEPENDENT TRUSTEES

	POSITION(S),	PRINCIPAL OCCUPATION(S)	OTHER
NAME, AGE	LENGTH OF SERVICE	DURING PAST FIVE YEARS	DIRECTORSHIPS HELD

Mary G. F. Bitterman, 64	Trustee (since 2001) and Chairperson of the Nominating and Governance Committee (since 2006).	President (since 2004) and Director (since 2002) of the Bernard Osher Foundation; Director (2003-2004) of Osher Lifelong Learning Institutes.	Trustee (since 2001) of BGIF; Director (since 1984) and Lead Independent Director (since 2000) of the Bank of Hawaii; Director (since 2002) and Immediate Past Chairman (since 2005) of the Board of PBS (Public Broadcasting Service).

A. John Gambs, 63	Trustee and Chairperson of the Audit Committee (since 2006).	Retired.	Trustee (since 2006) of BGIF.

Hayne E. Leland, 67	Trustee (since 2007).	Professor of Finance (since 1974) at University of California, Berkeley: Haas School of Business.	Trustee (since 2007) of BGIF.

Jeffrey M. Lyons, 53	Trustee (since 2007).	Retired (since 2006); President (2004-2006) of Active Trader Business and President (2001-2004) of Asset Management Division of Charles Schwab & Co.	Trustee (since 2007) of BGIF.

Wendy Paskin-Jordan, 52	Trustee (since 2006).	Managing Partner (since 1999) of Paskin & Kahr Capital Management; Registered Representative (since 2005) of ThinkEquity Partners (broker-dealer); Advisory Board Member (2006-2008) of Healthy Handfuls (natural food company); Registered Representative (1999-2005) of ePlanning Securities, Inc. (broker-dealer).	Trustee (since 2006) of BGIF; Director (since 2001) of the California State Automobile Association; Director (2001-2008) of Maier Siebel Baber; Director (since 2008) of RPF Fund II, RPF Fund IV and RPF Fund V.

Leo Soong, 62	Trustee (since 2000) and Lead Independent Trustee (since 2006).	Senior Advisor (since 1997) and Managing Director (1989-2008) of CG Roxane LLC (water company); Senior Advisor (since 1997) of Crystal Geyser Water Co. (water company); President (2002-2008) of Trinity Products LLC/IQ Organics LLC (healthy beverage companies).	Trustee (since 2000) of BGIF; Vice Chairman (since 2005) of the California Pacific Medical Center; Director (since 1990) of the California State Automobile Association; Director (since 2002) of the American Automobile Association.

Appendix A	87

S&P 500 INDEX MASTER PORTFOLIO
Trustee and Officer Information (Unaudited)

OFFICERS

	POSITION(S),	PRINCIPAL OCCUPATION(S)	OTHER
NAME, AGE	LENGTH OF SERVICE	DURING PAST FIVE YEARS	DIRECTORSHIPS HELD

Geoffrey D. Flynn, 52	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer (since 2008) of U.S. iShares, BGI; Director (2007-2008) of Mutual Fund Operations of BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None.

Jack Gee, 49	Treasurer and Chief Financial Officer (since 2008).	Director (since 2004) of Fund Administration of Intermediary Investor Business of BGI; Treasurer and Chief Financial Officer (2004) of Parnassus Investments.	None.

Eilleen M. Clavere, 56	Secretary (since 2007).	Director (since 2006) of Legal Administration of Intermediary Investor Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None.

Ira P. Shapiro, 45	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None.

David Lonergan, 38	Vice President (since 2007).	Head (since 2002) of U.S. Cash Management of BGI.	None.

Alan Mason, 48	Vice President (since 2007).	Global Head (since 2008) of Portfolio Management, Client Solutions; Head (2006-2008) of Allocations and Solutions of BGI; Investment Strategist (2000-2006) of BGI.	None.

88	Appendix A

Privacy Policy

An important part of the relationship we have with our investors is the information you share with us. We want you to know how we treat your private information.

As you will read, we keep personal information such as your Social Security Number and account balances confidential. We take steps to safeguard this data from anyone who should not have access to it. We do not sell this information to anyone.

In your dealings with Homestead Funds, you can expect that we will take the steps outlined below to keep the information we have about our customers confidential and secure.

OUR PRIVACY POLICY
In providing financial services and products to you, we collect certain nonpublic personal information about you. Our policy is to keep this information confidential and strictly safeguarded, and to use or disclose it only as needed to provide services to you, or as permitted by law. Protecting your privacy is important to us.

INFORMATION WE COLLECT
The nonpublic personal information we have about you includes what you give us when you open an account, buy shares of one of our mutual funds or communicate with us. This could include

•	your name and address
•	Social Security Number
•	investment objectives and experience
•	financial circumstances
•	employment
•	account balance and account transactions.

INFORMATION WE DISCLOSE
We disclose nonpublic personal information about you only to our affiliates or to third parties that we hire to help us provide products and services to you, or as permitted by law or authorized by you. We do not sell your personal information to anyone.

HOW INFORMATION IS USED
We use information about you to provide our financial products and services to you, such as managing your investment account. We share this information among the Homestead Funds and with affiliated companies. We also may disclose it to third parties as permitted by law, including the outside broker-dealers, custodians, administrators, transfer agents, accountants or attorneys that we need to use to provide our services to you. From time to time, we must give information about our business to regulatory authorities. This may include personal information about you.

We do not sell personal non-public information about our clients, customers or fund shareholders.

HOW INFORMATION IS SAFEGUARDED
We have procedures in place that we believe are reasonably designed to protect the security and confidentiality of your information. These include confidentiality agreements with companies we hire to help us provide services to you, password-protected user access to our computer files and strict confidentiality policies that apply to all Homestead Funds personnel.

If you would like more information about Homestead Funds privacy policy, please call us at 1-800-258-3030. Representatives are available on weekdays from 8:30 am to 5:00 pm. ET.

Privacy Policy	89

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030

www.homesteadfunds.com

This report is authorized for distribution to
shareholders and others who have received
a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2. Code of Ethics.
Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, comptroller or principal accounting officer, or any other person who performs a similar function. The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030, prompt 3. The Code of Ethics has been previously filed with the SEC.
Item 3. Audit Committee Financial Expert.
The Board of Directors of Homestead Funds, Inc. has determined that the Board’s Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees1

Fiscal Year 2007	$123,000
Fiscal Year 2008	$129,000
(b) Audit-Related Fees

Fiscal Year 2007	$0
Fiscal Year 2008	$0

[1]	These fees were for professional services rendered for the audits of the financial statements of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Growth Fund (named Nasdaq-100 Index Tracking StockSM Fund until December 5, 2008), including services that are normally provided in connection with the Funds’ statutory and regulatory filings.

(c) Tax Fees2

Fiscal Year 2007	$19,000
Fiscal Year 2008	$14,800
(d) All Other Fees

Fiscal Year 2007	$0
Fiscal Year 2008	$0
(e) (1) Not applicable.
(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:	Not Applicable
Tax Fees:	0%
All Other Fees:	0%
(f) Not applicable.
(g) Not applicable.
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
The schedule of investments in securities is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

[2]	These fees were for (i) the preparation of the Federal Excise Tax Returns, Federal 1120-RIC Tax Return, and State Corporate Tax Returns for Short-Term Bond Fund, Short-Term Government Securities Fund, Stock Index Fund, and International Value Fund; (ii) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Value Fund, Small-Company Stock Fund, and Growth Fund (named Nasdaq-100 Index Tracking StockSM Fund until December 5, 2008); (iii) the review of client prepared distribution requirements; and (iv) the review of annual report tax footnote disclosure.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Disclosure Controls and Procedures. The President and Treasurer concluded that the registrant’s Disclosure Controls and Procedures provide reasonable assurance that material information relating to the registrant is accumulated and communicated to the appropriate persons, based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not required with this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.
(a)(3) Not applicable.
(b)      A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Homestead Funds, Inc.

By:	/s/ Peter R. Morris
Peter R. Morris
President

Date   March 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter R. Morris
Peter R. Morris
President

Date   March 9, 2009

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date   March 9, 2009